This prospectus is filed pursuant to Rule 497(c)
                                               file NOS. 333-87159 and 811-05992

                           JAPAN OTC EQUITY FUND, INC.
                        3,804,940 Shares of Common Stock
                            Issuable upon Exercise of
                      Rights to Subscribe for These Shares

      Japan OTC Equity Fund, Inc., referred to in this Prospectus as the Fund, is issuing non-transferable rights to its shareholders. You will receive one right for each share you own at the close of business on the record date, October 25, 1999. These rights will entitle you to subscribe for one new share of the Fund's common stock for every three rights you receive. Record date shareholders who receive less than three rights will be entitled to purchase one share. Record date shareholders who exercise all their rights may purchase shares not acquired by other record date shareholders in this rights offering subject to limitations described in this Prospectus. The Fund may increase the number of shares that may be subscribed for in this offering by up to 25% of the primary subscription (as defined in this Prospectus), or an additional 951,235 shares, for a total of 4,756,175 shares, to honor record date shareholder requests to purchase more shares.


      The rights are non-transferable and therefore may not be purchased or sold. The rights will not be admitted for trading on the New York Stock Exchange, known as the NYSE, or any other exchange. The Fund's outstanding shares are listed, and the shares issued in this offer will be listed, on the NYSE under the symbol "JOF." On October 19, 1999, the net asset value per Fund share, or NAV, was $13.52 and the last reported sales price of a share on the NYSE was $12.6875.

      The subscription price per share will be 95% of the lower of (1) the average of the last reported sales price per share on the NYSE for the five trading days ending with the day the offer expires or (2) the NAV as of the close of trading on the NYSE on that day. You will not know the actual subscription price per share at the time of exercise. Therefore, you will be required initially to pay for the shares at the estimated subscription price of $12.05 per share (based on approximately 95% of the last reported sales price on October 19, 1999). This offer will expire at 5:00 P.M., New York City time, on November 19, 1999 unless the Fund extends the offering as described in the Prospectus.

                               ------------------


                                                          Per Share     Total
                                                          ---------     -----
      Estimated Subscription Price....................     $12.05    $45,849,527
      Sales Load......................................     $ 0.45    $ 1,719,357
                                                           ------    -----------
      Proceeds to the Fund*...........................     $11.60    $44,130,170
                                                           ======    ===========


----------

      The estimated subscription price is based on 95% of the last reported sales price per share on the NYSE on October 19, 1999. The proceeds to the Fund assume all 3,804,940 shares are purchased at this estimated price. If the Fund increases the number of shares subject to subscription by up to 951,235 as described above, the proceeds to the Fund would be $55,162,712.

      *Before deduction of expenses incurred by the Fund related to the offer estimated at $500,000, including an aggregate of up to $100,000 to be paid to the Dealer Manager as partial reimbursement for its expenses.

      The Fund is a non-diversified, closed-end management investment company. The Fund's investment objective is to provide shareholders with long-term capital appreciation primarily through investments in equity securities traded in the Japanese over-the-counter market, also known as the OTC market. Nomura Asset Management U.S.A. Inc. has served as the Fund's manager since the Fund's inception in 1990. Nomura Asset Management Co., Ltd. (including its predecessor) has served as the Fund's investment advisor since the Fund's inception. The manager and investment advisor are affiliates of The Nomura Securities Co., Ltd., Tokyo, Japan.


      The value of an investment in the Fund changes with changes in the values of the Fund's investments. Many factors can affect those values. An investment in the Fund involves certain risks, including market risks and fluctuations in foreign exchange rates. See "Risk Factors and Special Considerations" beginning on page 19 of this Prospectus.


      If you do not exercise your rights, you will, upon the completion of the offer, own a smaller proportional interest in the Fund than you do now. Because the subscription price per share will be less than the NAV on the expiration date and because the Fund will incur expenses related to the offering, record date shareholders will also experience an immediate dilution, which could be substantial, of the aggregate NAV of their shares. This dilution will disproportionately affect record date shareholders who do not exercise their rights in full. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. The Fund cannot state precisely the extent of this dilution because the Fund does not know what the NAV or the subscription price per share will be when the offer expires, how many rights will be exercised or the exact expenses of the offer.

                               ------------------

      Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

                               ------------------

     This Prospectus sets forth concisely information about the Fund that a prospective investor ought to know before investing. Investors are advised to read and retain it for future reference.

                               ------------------

                            PaineWebber Incorporated

                               ------------------


      The date of this Prospectus is October 22, 1999.

--------------------------------------------------------------------------------

                               PROSPECTUS SUMMARY

      This portion of the Prospectus summarizes information contained elsewhere in the Prospectus. The summary is not complete and does not contain all of the information that you should consider before purchasing Fund shares. You should read the entire Prospectus carefully, especially the risks of investing in the shares discussed under "Risk Factors and Special Considerations."


Purpose of the Offer                The Board of Directors of the Fund has
                                    determined that it is in the best interests of the Fund and its existing shareholders to increase the assets of the Fund available for investment. The Fund could then be in a position to more fully take advantage of available investment opportunities. In reaching its decision, the Board of Directors was advised by Nomura Asset
                                    Management U.S.A. Inc., the Fund's manager, and Nomura Asset Management Co., Ltd., the
                                    Fund's investment advisor, that the
                                    availability of new assets would give the Fund additional investment flexibility. That flexibility would enable the Fund to take advantage of what the manager and investment advisor believe to be attractive investment opportunities without being required to sell current portfolio positions that it desires to retain. Specifically, those opportunities include cyclical stocks that could benefit in a recovery of the Japanese economy, financial services companies that could take advantage of long-term growth in such areas as credit card penetration, and internet-related and service sector companies that could benefit from accelerating deregulation in Japan. The Fund could also avoid transaction costs and negative price impact on positions that can occur with Japanese OTC market trading. The
                                    Board of Directors also took into account that a well-subscribed rights offering would likely reduce the Fund's expense ratio, which would be of long-term benefit to shareholders. In addition, the Board of Directors considered that this rights offering could result in an improvement in the liquidity of the trading market for the Fund's shares on the NYSE. The Board of Directors also considered that this rights offering would give record date shareholders the opportunity to purchase shares at a price below market price per share and/or net asset value per share, and might increase the level of market interest in the Fund. The Board of Directors also considered the proposed terms of the offer, the expenses of the offer and the dilutive effect of the offer on exercising and non-exercising record date shareholders.


                                    There can be no assurance that the offer will be successful, that other assets will be invested to the Fund's advantage or that the Fund's expense ratio will be lowered by increasing the size of the Fund.

                                    The manager and the investment advisor will benefit from the offer because they receive management and advisory fees based on the average net assets of the Fund, which will increase as a result of the offer. In addition, PaineWebber Incorporated, the dealer manager for the offer, will receive a dealer manager fee and soliciting dealer fees as described below.

Important Terms of the Offer        Aggregate number of shares Offered

                                    3,804,940 (not including up to 951,235
                                    additional shares the Fund may issue to
                                    cover over-subscription requests).

                                    Number of non-transferable rights issued to each record date shareholder

                                    One right for each whole share owned on the record date.

                                    Subscription ratio

                                    One share for every three rights (1-for-3);
                                    record date shareholders issued fewer than three rights may purchase one share at the subscription price.

                                    Subscription price per share

                                    95% of the lower of (1) the average of the last reported sales price of a Fund share on the NYSE for the five trading days ending with the day the offer expires or (2) the NAV as of the close of trading on the NYSE on that date.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Estimated subscription price per share

                                    $12.05

                                    Expiration date

                                    5:00 P.M., New York City time, on November
                                    19, 1999, unless the offer is extended.

Over-Subscription Privilege         Record date shareholders who fully exercise
                                    all of the rights issued to them may
                                    subscribe for shares that were not
                                    subscribed for by other record date
                                    shareholders. If enough shares are
                                    available, all of these requests will be honored in full. If these requests for shares exceed the shares available, the Fund may determine after the expiration of the offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the offer (up to an additional 951,235 shares) in order to cover these requests. Regardless of whether the Fund issues such additional shares, to the extent shares are not available to honor all requests, the available shares will be allocated pro rata among those record date shareholders who over-subscribe based on the number of rights originally issued to them by the Fund.

Important Dates to Remember         Event                                               Date
                                    -----                                               ----
                                    Record Date.............................  October 25, 1999
                                    Subscription period.....................  October 25, 1999 to November 19, 1999*
                                    Expiration date and pricing date........  November 19, 1999*
                                    Subscription certificates and
                                       payment for shares due**.............  November 19, 1999*
                                    Notice of guaranteed delivery due.......  November 19, 1999*
                                    Subscription certificate and payment
                                       for guarantees of delivery due**.....  November 24, 1999*
                                    Confirmation mailed to participants.....  December 2, 1999*
                                    Final payment for shares***.............  December 16, 1999*

                                    -------------
                                    *     Unless the offer is extended.
                                    **    A record date shareholder exercising
                                          rights must deliver by the expiration
                                          date either (i) a subscription
                                          certificate and payment for shares or
                                          (ii) a notice of guaranteed delivery.
                                          A notice of guaranteed delivery is a
                                          form sent by your broker-dealer, bank
                                          or trust company that guarantees on
                                          your behalf delivery of the
                                          subscription certificate and payment
                                          by the close of business on the third
                                          business day after the expiration
                                          date.
                                    ***   Additional amount due (in the event
                                          the subscription price exceeds the
                                          estimated subscription price).


                                    A more detailed description of the
                                    subscription certificate and notice of
                                    guaranteed delivery can be found on page 15.

Non-Transferability of Rights       The rights are non-transferable and,
                                    therefore, may not be purchased or sold.
                                    Rights not exercised will expire without residual value when the offer expires. The rights will not be listed for trading on the NYSE or any other securities exchange.
                                    However, the shares to be issued pursuant to the offer will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those shares.

Method of Exercising Rights         The rights are evidenced by subscription
                                    certificates that will be mailed to record date shareholders or their broker, bank custodian or other nominee, except foreign record date shareholders and their nominees.
                                    If you wish to exercise your rights, you may do so in the following ways:


                                    1.    Complete and sign the subscription
                                          certificate. Mail it in the envelope
                                          provided or deliver the completed and
                                          signed subscription certificate with
                                          payment in full

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          to State Street Bank and Trust Company
                                          at the address indicated on the
                                          subscription certificate. Your
                                          completed and signed subscription
                                          certificate and payment must be
                                          received by the expiration of the
                                          offer (5:00 P.M., New York City time,
                                          on November 19, 1999, unless the offer
                                          is extended); or

                                    2.    Contact your broker-dealer, banker or
                                          trust company which can arrange, on
                                          your behalf, pursuant to a notice of
                                          guaranteed delivery, to guarantee
                                          delivery of payment and delivery of a
                                          properly completed and executed
                                          subscription certificate by the close
                                          of business on the third business day
                                          after the expiration date of the
                                          offer. A fee may be charged for this
                                          service. The notice of guaranteed
                                          delivery must be received on or before
                                          the expiration of the offer.


                                    Fractional shares will not be issued. After the exercise of rights, record date shareholders who have remaining less than three rights will not be able to purchase a share upon exercise of these remaining rights, which will expire without any residual value. Record date shareholders who receive three rights, however, may purchase one share at the subscription price. Record date shareholders who fully exercise all of their rights may request additional shares under the over-subscription privilege.

Offering Fees and Expenses          The Fund has agreed to pay the dealer
                                    manager a fee for its financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the offer. The dealer manager will reallow 2.50% of the subscription price of shares issued pursuant to the offer to certain broker-dealers, including the Dealer Manager, that have assisted in soliciting the exercise of rights as described in this Prospectus.
                                    Other offering expenses incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the dealer manager as partial reimbursement for its expenses relating to the offer.


Foreign Restrictions                The Fund will not mail subscription
                                    certificates to record date shareholders whose record addresses are outside the United States. Foreign record date shareholders or their nominees will receive written notice of the offer. State Street
                                    Bank and Trust Company, the subscription agent, will hold their rights until instructions are received to exercise the rights. If no instructions are received prior to or on the expiration date, the rights will expire.

Use of Proceeds                     Based on the estimated subscription price of
                                    $12.05 per share, the estimated net proceeds of the offer are approximately $43,630,170.
                                    This amount assumes that all 3,804,940
                                    shares offered in the primary subscription are sold and that the offering expenses are $500,000. If, as described above, the Fund increases the number of shares subject to subscription by 25% in order to satisfy over-subscription requests, the additional net proceeds will be approximately
                                    $11,032,542.

                                    The Fund's manager and the investment
                                    advisor will seek to invest the proceeds of the offering in accordance with the Fund's investment objective within 30 days after completion of the offering. However, the investment of such proceeds may take up to three months after completion of the offering, depending on market conditions and the availability of appropriate securities. Until invested, the proceeds of the offer will be held in yen-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments. These temporary investments will not be consistent with the Fund's objective.

Information Agent                   Please direct all questions or inquiries
                                    relating to the offer to the Fund's
                                    information agent at:

                                         Corporate Investor Communications, Inc.
                                         111 Commerce Road
                                         Carlstadt, NJ 07072-2586
                                         Telephone: (877) 460-9334

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    Shareholders may also contact their broker or nominees for information with respect to the offer.

Information Regarding the Fund      The Fund has been a non-diversified,
                                    closed-end management investment company since its initial public offering in 1990.
                                    The Fund invests primarily in equity
                                    securities traded in the Japanese OTC
                                    market. The Fund was incorporated under the laws of the State of Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. A second public offering of the Fund's shares on June 2, 1994 resulted in net proceeds to the Fund of $32.6 million. As of August 31, 1999, the Fund had net assets of approximately $148,906,000.

                                    The Fund's investment objective is to
                                    provide shareholders with long-term capital appreciation primarily through investments in equity securities traded in the Japanese OTC market. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in equity securities traded in the Japanese OTC market. The Fund anticipates that, under normal circumstances, it will invest at least 80% of its total assets in equity securities traded in the Japanese OTC market. At August 31, 1999, approximately 77.0% of the Fund's total assets were invested in equity securities traded in the Japanese OTC market. There can be no assurance that the Fund will achieve its investment objective.

The Japanese OTC Market             The Fund's manager believes that the
                                    Japanese OTC market offers investment
                                    opportunities for investors seeking
                                    long-term capital appreciation who are
                                    willing to assume the risks associated with an investment in the Fund. The Japanese OTC market represents the principal trading market for small capitalization growth companies which do not meet the rigorous entry requirements of the major Japanese stock exchange. Additionally, the manager believes the companies registered on the Japanese OTC market are generally in an earlier stage of their business cycle than are exchange-listed companies and may offer exposure to markets or industries in which exchange-listed companies are less involved.
                                    The number of companies registered on the Japanese OTC market increased from 263 in 1990 to 856 at August 31, 1999. From January
                                    1, 1999 through August 31, 1999, 30
                                    companies were newly registered on the
                                    Japanese OTC market. In the opinion of the manager, the Japanese OTC market will continue to attract a large number of new registrations over the next few years.

Management and Investment           Nomura Asset Management U.S.A. Inc. is the
Advisory Arrangements               Fund's manager and Nomura Asset Management
                                    Co., Ltd. is the Fund's investment advisor.
                                    The manager and the investment advisor are affiliated with The Nomura Securities Co.,
                                    Ltd., the largest securities company in
                                    Japan. The investment advisor, together with its affiliates, had approximately $160 billion in assets under management as of August 31, 1999.


                     Risk Factors and Special Considerations


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



      You should consider the following factors, as well as the other information in this Prospectus, before making an investment in the Fund under this offer.

      Dilution--Net Asset Value and Non-Participation in the Offer. Upon completion of the offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in the Fund than would be the case if the offer had not been made. Furthermore, the subscription price per share for the offer will be lower than the Fund's NAV. Any rights offering priced at a discount to the Fund's NAV and involving payment of expenses by the Fund entails some dilution in the NAV. Dilution is the decrease in NAV that results from the Fund's issuance of new shares at a discount to NAV when the rights are exercised and from the Fund's payment of the expenses of the offer. The offer will result in a dilution of NAV for all shareholders, which will disproportionately affect shareholders who do not exercise their rights. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. Although it is not possible to state precisely the amount of the decrease in NAV because it is not known at the date of this Prospectus how many shares will be subscribed for or what the subscription price will be, the dilution might be substantial.

      Net Asset Value Discount. Shares of closed-end investment companies frequently trade at a discount from their NAV (the market price per share is less than the value per share of the net assets). This characteristic is a risk separate and distinct from the risk that the Fund's NAV will decrease as a result of its investment activities and may be greater for investors expecting to sell their shares relatively soon after completion of this offering. The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade at, above or below NAV in the future. Accordingly, the Fund is designed primarily for long-term investors and should not be considered a vehicle for trading purposes.

      Foreign Investment Risk. The Fund primarily invests in securities of Japanese issuers. Such investments involve special risks not present in U.S. investments that may increase the chances that the Fund will lose money. In particular, prices of foreign securities may fluctuate more than prices of securities traded in the U.S. The securities in which the Fund invests are usually denominated in Japanese Yen. Changes in foreign currency exchange rates affect the value of the Fund's portfolio in U.S. dollar terms. Investments in foreign markets also may be adversely affected by governmental actions and political and economic developments. Another foreign market risk includes difficulties in enforcing favorable legal judgments in foreign courts.

      Investing in Japan and the Japanese OTC Market. In addition to the risks of international investment generally, investments in Japan and the Japanese OTC market involve special risks, including volatility of prices of securities traded in the Japanese OTC market. Trading of equity securities in the Japanese OTC market is conducted by securities companies and not on a recognized stock exchange. Consequently, securities traded in the Japanese OTC market may, from time to time, and especially in declining markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. The Japanese OTC market represents the principal trading market for small capitalization growth companies. Such companies are subject to greater and more unpredictable price changes than larger capitalization securities or the stock markets as a whole. The combination of price volatility and the limited liquidity of the Japanese OTC market may have an adverse effect on the investment performance of the Fund. Consequently, the Fund should be considered a vehicle for investment primarily in equity securities traded in the Japanese OTC market and not a balanced investment program.

      Year 2000. In addition, as further described under the caption Year 2000 Issues, the companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of an investment by the Fund is adversely affected by the Year 2000 Problem, the Fund's investment return will be reduced.

      Currency Hedging Transactions. The Fund may engage in certain forward foreign currency hedging transactions to reduce its exposure to currency fluctuations. If the Fund incorrectly forecasts currency movements or other factors, the Fund's performance could suffer. The Fund also may suffer a loss if the other party to the transaction fails to meet its obligations. The Fund is not required to use hedging and may choose not to do so.


      Non-Diversification. The Fund is "non-diversified," which means that it may invest in a smaller number of securities than many other equity funds. As a result, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's NAV.

      Anti-Takeover Provisions. The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors. These provisions could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund.


--------------------------------------------------------------------------------

                                    FEE TABLE

      The following tables are intended to assist shareholders in understanding the various costs and expenses that a shareholder in this Offer will bear, directly or indirectly.


      Shareholder Transaction Expenses:
          Sales Load (as a percentage of subscription price paid
          directly from your Investment)(a).......................3.75%

      Annual Expenses (as a percentage of net assets attributable to Common Stock)(b):
          Management Fees (c).....................................0.95%
          Other Expenses..........................................0.32%
                                                                  ----
          Total Annual Expenses...................................1.27%
                                                                  ====


----------
(a) The Fund has agreed to pay PaineWebber Incorporated, the Dealer Manager, a fee for its financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the Offer. The Dealer Manager will reallow to certain broker-dealers, including the Dealer Manager, solicitation fees equal to 2.50% of the subscription price per share for each share issued pursuant to the Offer as a result of their soliciting efforts. Other Offering expenses to be incurred by the Fund are estimated at $500,000, which includes up to $100,000 that may be paid to the Dealer Manager as partial reimbursement for its expenses relating to the Offer. These fees and expenses will be borne by the Fund and indirectly by all of the Fund's shareholders, including those shareholders who do not exercise their rights.

(b) Amounts are estimated for the Fund's current fiscal year after giving effect to anticipated net proceeds of the Offer assuming that all of the rights are exercised, that the maximum number of over-subscription shares are issued and that the Fund incurs estimated offering expenses of $500,000.


(c)   See "Management and Investment Advisory Arrangements"--page 42.


Example

      The following Example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Fund through this Offering. The amounts are based upon payment by an investor of a 3.75% sales load and payment by the Fund of operating expenses at the levels set forth in the above table.


                                                            1 Year           3 Years         5 Years        10 Years
                                                            ------           -------         -------        --------
A shareholder would directly or indirectly pay
the following expenses on a $1,000 investment in
the Fund, assuming a 5% annual return throughout
the relevant period and reinvestment of all
dividends and other distributions at NAV:                     $50              $76            $105            $185
                                                              ---              ---            ----            ----


      The foregoing fee table and example are intended to assist shareholders in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly.

      The Example should not be considered a representation of future expenses, and the Fund's actual expenses may be more or less than those shown.

                              FINANCIAL HIGHLIGHTS

      The table below sets forth certain specified information for a share of the Fund's Common Stock outstanding throughout each period presented. Except for the period from March 1, 1999 through August 31, 1999, the financial highlights for each period presented have been audited by PricewaterhouseCoopers LLP, the Fund's independent accountants, whose reports thereon were unqualified. The financial highlights should be read in conjunction with the financial statements and notes thereto, included in the Fund's February 28, 1999 Annual Report and August 31, 1999 Semi-Annual Report and included in this prospectus.

      Selected Per Share Data and Ratios for a Share of the Fund's Common Stock Outstanding Throughout each Period.

                                                                                  For the Year Ended
                                                  Six Month    -----------------------------------------------------------
                                                 Period Ended             February 28,           February 29, February 28,
                                               August 31, 1999 -------------------------------  ------------  ------------
                                                 (Unaudited)      1999        1998        1997       1996        1995
                                                 -----------
Net asset value, beginning of period .........   $   5.86      $  4.85     $  6.44     $  7.82     $  8.59     $ 11.05
                                                 --------      -------     -------     -------     -------     -------
  Net investment income (loss) ...............      (0.03)       (0.04)      (0.06)      (0.09)      (0.07)      (0.09)
  Net realized and unrealized gain (loss) on
    investments and foreign currency .........       7.25         1.06       (1.45)      (1.25)      (0.70)      (2.41)
                                                 --------      -------     -------     -------     -------     -------
  Total from investment operations ...........       7.22         1.02       (1.51)      (1.34)      (0.77)      (2.50)
Distributions to shareholders from:
  Net investment income ......................         --        (0.01)      (0.08)      (0.04)         --          --
  Net realized capital gains .................         --           --          --          --          --          --
Total distributions ..........................       0.00        (0.01)      (0.08)      (0.04)       0.00        0.00
Increase in net asset value from capital
  share transactions*** ......................         --           --          --          --          --        0.04
                                                 --------      -------     -------     -------     -------     -------
Net asset value, end of period ...............   $  13.08      $  5.86     $  4.85     $  6.44     $  7.82     $  8.59
                                                 ========      =======     =======     =======     =======     =======
Market value, end of period ..................   $ 11.875      $ 6.250     $ 5.750     $ 6.375     $ 8.500     $ 8.625
Total investment return + ....................       90.0%         8.8%       (8.5%)     (24.6%)      (1.4%)     (38.9%)
Net asset value total return++ ...............      123.2%        20.9%      (23.4%)     (17.2%)      (9.0%)     (22.3%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in thousands) .....   $148,906      $66,740     $55,246     $73,288     $88,966     $97,833
Operating expenses ...........................       1.32%+       1.80%       1.71%       1.70%       1.47%       1.42%
Net investment income (loss) .................      (0.68%)+     (0.82%)      (1.0%)      (1.1%)     (0.83%)     (0.78%)
Portfolio turnover ...........................         27%          35%         29%         71%         79%         20%

                                                        (footnotes on next page)

                                                                  For the Year Ended
                                                    --------------------------------------------  March 21, 1990* to
                                                            February 28,          February 29,       February 28,
                                                    -------------------------     ------------    ------------------
                                                       1994            1993           1992            1991
                                                       ----            ----           ----            ----
Net asset value, beginning of period .........       $  7.26         $  9.66         $  9.99         $ 11.08**
                                                     -------         -------         -------         -------
  Net investment income (loss) ...............         (0.09)          (0.07)          (0.06)           0.24
  Net realized and unrealized gain (loss) on
       investments and foreign currency ......          3.88           (2.33)          (0.08)          (0.63)
                                                     -------         -------         -------         -------
  Total from investment operations ...........          3.79           (2.40)          (0.14)          (0.39)
Distributions to shareholders from:
  Net investment income ......................            --              --              --           (0.24)
Net realized capital gains ...................            --              --           (0.19)          (0.46)
                                                     -------         -------         -------         -------
Total distributions ..........................          0.00            0.00           (0.19)          (0.70)
Increase in net asset value from capital
    share transactions*** ....................            --              --              --              --
                                                     -------         -------         -------         -------
Net asset value, end of period ...............       $ 11.05         $  7.26         $  9.66         $  9.99
                                                     =======         =======         =======         =======
Market value, end of period ..................       $14.125         $ 8.125         $10.125         $12.625
Total investment return + ....................          73.8%          (19.8%)         (18.3%)          14.2%
Net asset value total return++ ...............          52.2%          (24.8%)          (1.5%)          (2.1%)
Ratio to average net assets/supplemental data:
Net assets, end of period (in thousands) .....       $93,985         $61,755         $82,196         $85,021
Operating expenses ...........................          1.55%           1.59%           1.51%           1.43%+
Net investment income (loss) .................         (0.98%)         (0.95%)         (0.58%)          2.19%+
Portfolio turnover ...........................            36%             32%             36%             32%

----------
*     Commencement of operations.
**    Net of offering cost ($0.08).
*** Increase due to second public offering, net of offering cost of $505,487. (See footnote 1 in the February 28, 1999 Annual Report.)
+ Based on market value per share, adjusted for reinvestment of distributions and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of distributions and capital share transactions. Total return does not reflect sales commissions.
+     Annualized

                                    THE FUND

      The Fund was incorporated under the laws of the State of Maryland on January 25, 1990 and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), as an investment company. The Fund commenced operations on March 21, 1990. The Fund's principal office is located at 180 Maiden Lane, New York, NY 10038-4936, and its telephone number is (800) 833-0018. As of August 31, 1999, the Fund had net assets of approximately $148,906,000. The Manager and Investment Advisor are registered with the SEC under the Investment Advisers Act of 1940, as amended.

      The Fund is a non-diversified closed-end management investment company. Closed-end investment companies differ from open-end management investment companies (commonly referred to as "mutual funds") because closed-end investment companies have a fixed capital base and do not redeem shares at NAV. Many closed-end funds trade on the NYSE. Mutual funds issue securities redeemable at NAV at any time at the option of the shareholder and typically engage in a continuous offering of their shares. For these reasons, mutual funds are subject to periodic asset in-flows and out-flows that can complicate portfolio management. Closed-end investment companies do not face the prospect of having to liquidate portfolio holdings to satisfy redemptions at the option of shareholders or to maintain cash positions to meet the possibility of redemptions and can therefore remain fully invested.

                                 USE OF PROCEEDS

      If all the rights are exercised in full at the estimated subscription price of $12.05 per share, the net proceeds of the Offer to the Fund assuming all 3,804,940 shares offered in the primary subscription are sold are estimated to be approximately $43,630,170, after deducting offering expenses payable by the Fund estimated at approximately $500,000. If the Fund increases the number of shares subject to subscription by up to 25%, or 951,235 shares, in order to satisfy over-subscription requests, the additional net proceeds will be approximately $11,032,542. The net proceeds of this offering will be invested in accordance with the Fund's investment objective and policies and investment restrictions described herein. The Fund's Manager will seek to invest the proceeds of the offering in accordance with the Fund's investment objective within 30 days after completion of the offering. However, the investment of such proceeds may take up to three months after completion of the offering, depending on market conditions and the availability of appropriate securities. See "The Japanese OTC Market--Liquidity of the Japanese OTC Market." Pending such investment, it is anticipated that the proceeds will be invested in yen-denominated or U.S. dollar-denominated fixed-income securities and other permitted investments. See "Investment Objective and Policies." These temporary investments will not be consistent with the Fund's investment objective.

                     MARKET AND NET ASSET VALUE INFORMATION

      In the past, the Fund's shares have traded both at a premium and at a discount in relation to NAV. As discussed above, shares of closed-end investment companies frequently trade at a discount to NAV.

      The shares are listed and traded on the NYSE under the ticker symbol "JOF." The rights will not be admitted for trading on the NYSE or any other stock exchange. The following table shows the high and low sales prices of the Fund's shares on the NYSE, the high and low NAV per share, and the high and low premium or discount at which the Fund's shares were trading for each fiscal quarter during its two most recent fiscal years and since the beginning of the current fiscal year.

                                                                                 PREMIUM/               Reported
                               MARKET                                           (DISCOUNT)            NYSE Volume
                               PRICE*                         NAV                 TO NAV            (Daily Average)
                         ----------------------     ------------------        -----------------     ---------------
     Quarter Ended       High          Low          High          Low         High          Low
     -------------       ----          ---          ----          ---         ----          ---
 February 28, 1997      $7.0000        $6.2500      $7.29        $6.29          9.13%      (7.68)%        51,975
      May 31, 1997       7.3750         5.8750       6.99         5.77          4.17       (2.60)         40,521
   August 31, 1997       7.3750         6.1875       7.46         5.98          3.47       (7.84)         34,655
 November 30, 1997       6.3750         4.8750       5.89         4.48         17.19        0.51          66,586
 February 28, 1998       5.8125         4.5000       5.02         4.17         27.26        8.57          54,989
      May 31, 1998       5.7500         5.0000       4.81         4.29         24.73       13.02          32,070
   August 31, 1998       5.6875         3.8750       4.42         3.88         33.20       (0.13)         30,575
 November 30, 1998       6.3750         3.9375       4.49         3.56         42.39        1.06          51,949
 February 28, 1999       6.2500         4.9375       5.86         4.63         20.14        1.39          45,915
      May 31, 1999       8.9375         6.0625       8.12         5.70         21.07       (0.85)         76,003
   August 31, 1999      12.3125         7.8750      12.63         8.16          6.26      (14.13)        102,820


----------
*Source: Bloomberg Financial Markets

      The Fund's NAV at the close of business on September 14, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the announcement of the Offer) and on October 19, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $15.64 and $13.52 respectively. The last reported sales price of the Fund's shares on the NYSE on those dates was $14.75 and $12.6875, respectively.

                                    THE OFFER

Purpose of the Offer

      The Board of Directors of the Fund has determined that the Offer is in the best interests of the Fund and its existing shareholders because it represents an opportunity to increase the assets of the Fund available for investment. The Fund could then be in a position to take advantage more fully of existing and future investment opportunities, consistent with the Fund's investment objective of long-term capital appreciation through investment primarily in equity securities traded in the Japanese OTC market.

      In reaching its decision, the Board of Directors considered, among other matters, advice by the Manager and Investment Advisor that new funds would permit the Fund to take advantage of available investment opportunities without having to sell portfolio securities that the Manager believes should be held. The Fund could also avoid transaction costs and negative price impact on positions that can occur with Japanese OTC market trading. The Manager believes current market opportunities to be particularly attractive in the Japanese OTC market. Specifically, those opportunities include cyclical stocks that could benefit in a recovery of the Japanese economy, financial services companies that could take advantage of long-term growth in such areas as credit card penetration, and internet-related and service sector companies that could benefit from accelerating deregulation in Japan. Additionally, the Fund could take advantage of potential continued strength in the initial public offering ("IPO") market, especially given recent regulatory changes that make it easier for early-stage, high growth companies to participate in the Japanese capital markets. The Board of Directors considered that the Offer also provides existing shareholders the exclusive opportunity to purchase shares at a discount to both the net asset value and market price per share. The Board of Directors also considered that increasing the size of the Fund through the Offer may result in certain economies of scale which could in turn lower the Fund's expenses as a percentage of net assets. The Board of Directors believes that any resulting reduced expense ratio would be of long-term benefit to the Fund. The Board further believes that a well-subscribed rights offering could increase liquidity on the NYSE where shares of the Fund's Common Stock are traded. The Board of Directors also considered the proposed terms of the Offer, the expenses of the Offer and the dilutive effect of the offer on exercising and non-exercising record date shareholders.

      There can be no assurance that the Offer will be successful or that by increasing the size of the Fund, the expense ratio will be lowered.

      The Fund may, in the future and at its discretion, choose to make additional rights offerings of shares from time to time for a number of shares and on terms that may or may not be similar to this Offer. Any such future offering will be made in accordance with the 1940 Act.

Terms of the Offer

      The Fund is issuing to its shareholders of record as of the close of business on October 25, 1999, non-transferable rights entitling the holders to subscribe for an aggregate of 3,804,940 shares of the Fund's common stock (4,756,175 shares if the Fund increases the number of shares available by up to 25% in connection with the over-subscription privilege described below). The Fund is issuing to each record date shareholder one right for each whole share owned as of the record date. Only record date shareholders will be issued rights and will be entitled to participate in the Offer. Three rights entitle the holder to subscribe for one Fund share (1-for-3). A record date shareholder's right to acquire, during the subscription period at the subscription price, one share for every three rights held is referred to in this Prospectus as the primary subscription. Record date shareholders who receive less than three rights will be entitled to purchase one share at the subscription price.

      The rights may be exercised at any time during the subscription period, which commences on October 25, 1999 and ends at 5:00 P.M., New York City time, on November 19, 1999, unless the subscription period is extended. The rights are evidenced by Subscription Certificates that will be mailed to record date shareholders or their nominees, except foreign record date shareholders.

      Unsubscribed shares will be offered, by means of an over-subscription privilege, to those record date shareholders who have exercised all rights issued to them and who wish to acquire more than the number of shares they are otherwise entitled to purchase pursuant to the primary subscription. Over-subscription shares will be allotted as more fully discussed below.


      Only whole shares can be purchased. Accordingly, shares may be purchased in the primary subscription only pursuant to the exercise of three whole rights. For example, if a record date shareholder owns 100 shares, that record date shareholder will receive 100 rights and may exercise all 100 rights for the purchase of 33 shares, with the one remaining right expiring. However, record date shareholders holding fewer than three shares will be entitled to subscribe for one share pursuant to the primary subscription.


      There is no minimum number of rights that must be exercised in order for the Offer to close.

Over-Subscription Privilege


      If record date shareholders do not exercise all the rights issued to them, any shares represented by unexercised rights will be offered by means of the over-subscription privilege to the record date shareholders who have exercised all the rights issued to them and who wish to subscribe for additional shares. Only record date shareholders who exercise all the rights issued to them may indicate on the Subscription Certificate, which they or their nominees submit with respect to the exercise of the rights issued to them, how many shares they desire to purchase pursuant to the over-subscription privilege. If sufficient shares remain after completion of the primary subscription, all over-subscription requests will be honored in full. If sufficient shares are not available after completion of the primary subscription to honor all over-subscription requests, the Fund may determine after the expiration of the Offer, in the discretion of the Board of Directors, to issue up to an additional 25% of the shares available pursuant to the Offer (up to an additional 951,235 shares) in order to cover the over-subscription requests. Regardless of whether the Fund issues such additional shares, and to the extent shares are not available to honor all over-subscription requests, the available shares will be allocated among those who over-subscribe so that the number of shares issued to participating record date shareholders will generally be in proportion to the number of shares owned by such shareholders on the record date. The allocation process may involve a series of allocations in order to assure the total number of shares available for over-subscription are distributed on a pro rata basis.


      Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner's primary subscription was exercised in full.

      The Fund will not offer or sell any shares that are not subscribed for pursuant to the primary subscription or the over-subscription privilege.

Subscription Price


      The subscription price for each share to be issued pursuant to the Offer will be 95% of the lower of (1) the average of the last reported sales price per share on the NYSE for the five trading days ending with the day the Offer expires or (2) the NAV as of the close of trading on the NYSE on that day. For example, if the average of the last reported sales price per share on the NYSE on the expiration date and on the four preceding business days is $11.00, and the closing NAV per share on the expiration date is $10.00, the subscription price will be $9.50 (95% of $10.00). If, however, the average of the last reported sales price per share on the NYSE on the expiration date and on the four preceding business days is $9.00, and the closing NAV per share on the expiration date is $11.00, the subscription price will be $8.55 (95% of $9.00). Exercising rights holders will not know the actual subscription price at the time of exercise and will be required to pay for the shares at the estimated subscription price of $12.05 per share (based on approximately 95% of the last reported sales price on October 19, 1999). The actual subscription price may be more than the estimated subscription price.


      The Fund announced the Offer on September 15, 1999. The Fund's NAV at the close of business on September14, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the announcement) and on October 19, 1999 (the last trading date on which the Fund publicly reported its NAV prior to the date of this Prospectus) was $15.64 and $13.52, respectively. The last reported sales price of the Fund's shares on these dates was $14.75 and $12.6875, respectively.

Non-Transferability of Rights

      The rights are non-transferable and, therefore, may not be purchased or sold. Rights not exercised will expire without residual value when the Offer expires. The rights will not be listed for trading on the NYSE or any other securities exchange. However, the shares to be issued pursuant to the Offer will be listed for trading on the NYSE, subject to the NYSE being officially notified of the issuance of those shares.

Expiration of the Offer

      The Offer will expire at 5:00 P.M., New York City time, on November 19, 1999, unless the Offer is extended. The rights will expire on the expiration date. Because the Offer expires and the shares will be priced on the same date, record date shareholders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know the subscription price of the shares when they make their decision. Any extension of the Offer will be followed as promptly as practicable by an announcement of that fact. Although an extension is unlikely, significant unforeseen events in the Japanese or world financial markets or political arena having a material adverse effect on the Japanese markets could result in an extension of the Offer. The announcement will be issued no later than 9:00 A.M., New York City time, on the next business day following the expiration date. The Fund may make any announcement regarding the extension of the Offer by a release to the Dow Jones News Service or other means as the Fund deems appropriate.

Subscription Agent


      The Subscription Agent is State Street Bank and Trust Company. The Subscription Agent will receive for its administrative, processing, invoicing and other services as Subscription Agent, a fee estimated to be approximately $15,000, plus reimbursement for its out-of-pocket expenses related to the Offer estimated to be approximately $20,000. The Subscription Agent is also the Fund's transfer agent, dividend-paying agent and registrar for the shares. Questions regarding the Subscription Certificates should be directed to Corporate Investor Communications, Inc. at (877) 460-9334 (toll free); shareholders may also consult their brokers or nominees.


      Completed Subscription Certificates must be sent together with proper payment of the subscription price for all shares subscribed for in the primary subscription and pursuant to the over-subscription privilege (for record date shareholders) to the Subscription Agent by one of the methods described below.

      Alternatively, a Notice of Guaranteed Delivery may be sent by facsimile to
(781) 575-4826 to be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the expiration date. Facsimiles should be confirmed by telephone at (781) 575-4816. The Fund will accept only properly completed and executed Subscription Certificates actually received at any of the addresses listed below, prior to 5:00 P.M., New York City time, on the expiration date or by the close of business on the third business day after the expiration date following timely receipt of a Notice of Guaranteed Delivery.

By First Class Mail       By Hand                         By Express Mail or Overnight Courier
-------------------       -------                         ------------------------------------
EquiServe                Security Transfer and Reporting  EquiServe
Attn: Corporate Actions  Services, Inc.                   Attn: Corporate Actions
P.O. Box 9573            c/o EquiServe                    40 Campanelli Drive
Boston, MA 02205-9573    100 William Street, Galleria     Braintree, MA 02184
U.S.A.                   New York, NY 10038               U.S.A.
                         U.S.A.

             Delivery to an address other than one of the addresses
                 listed above will not constitute valid delivery

Method for Exercising Rights


      Rights are evidenced by Subscription Certificates that, except as described below under "Foreign Restrictions," will be mailed to record date shareholders or, if a record date shareholder's shares are held by Cede & Co. FAST or any other depository or nominee on their behalf, to Cede & Co. FAST or such depository or nominee. Rights may be exercised by completing and signing the Subscription Certificate that accompanies this Prospectus and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Subscription Agent, together with payment in full for the shares at the estimated subscription price by the expiration date. Rights may also be exercised by contacting your broker-dealer, bank or trust company, which can arrange, on your behalf, to guarantee payment and delivery of a properly completed and executed Subscription Certificate pursuant to a Notice of Guaranteed Delivery by the close of business on the third business day after the expiration date. A fee may be charged for this service. Because fractional shares will not be issued, record date shareholders who have remaining, after exercising rights, less than three rights will be unable to purchase a share upon the exercise of these remaining rights. These remaining rights will expire without residual value and shareholders will not be entitled to receive any cash in lieu thereof. For example, if a record date shareholder owns 301 shares, that record date shareholder will receive 301 rights and may exercise all 301 rights for the purchase of 100 shares, with the one remaining right expiring. However, record date shareholders who receive fewer than three rights will be entitled to subscribe for one share at the subscription price pursuant to the primary subscription. Record date shareholders who fully exercise their rights may request additional rights pursuant to the over-subscription privilege. Completed Subscription Certificates must be received by the Subscription Agent prior to 5:00 P.M., New York City time, on the expiration date at one of the addresses set forth above (unless the guaranteed delivery procedures are complied with as described below under "Payment for Shares").


      Shareholders Who are Record Owners. To exercise their rights, record date shareholders may choose between either option to exercise their rights set forth under "Payment for Shares" below. If time is of the essence, option (2) under "Payment for Shares" below will permit delivery of the Subscription Certificate and payment after the expiration date.

      Shareholders Whose Shares are Held By a Nominee. Record date shareholders whose shares are held by a nominee such as a bank, broker-dealer or trustee must contact that nominee to exercise their rights. In that case, the nominee will complete the Subscription Certificate on behalf of the record date shareholder and arrange for proper payment by one of the methods set forth under "Payment for Shares" below.

      Nominees. Nominees who hold shares for the account of others should notify the respective beneficial owner of such shares as soon as possible to ascertain each beneficial owner's intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Subscription Agent with the proper payment as described under "Payment for Shares" below.

Information Agent

      Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this Prospectus or Subscription Certificates or Notices of Guaranteed Delivery may be directed to the Information Agent at its telephone number and address listed below:

                     Corporate Investor Communications, Inc.
                                111 Commerce Road
                            Carlstadt, NJ 07072-2586
                            Toll Free: (877) 460-9334
              Broker-dealers and banks, please call: (201) 896-5682

      Record date shareholders may also contact their brokers or nominees for information with respect to the Offer. The Information Agent will receive a fee estimated to be $6,000, plus reimbursement for its out-of-pocket expenses related to the Offer, estimated to be $5,000.


Payment for Shares

      Record date shareholders who wish to acquire shares in the primary subscription and pursuant to the over-subscription privilege may choose between the following methods of payment:


      1. A record date shareholder may send the Subscription Certificate together with payment for the shares acquired in the primary subscription and any additional shares subscribed for pursuant to the over-subscription privilege to the Subscription Agent. Payment should be calculated on the basis of the estimated subscription price of $12.05 per share for all shares subscribed. A subscription will be accepted when payment, together with a properly completed and executed Subscription Certificate, is received by the Subscription Agent's office at one of the addresses set forth above no later than 5:00 P.M., New York City time, on the expiration date. The Subscription Agent will deposit all checks and money orders received by it for the purchase of shares into a segregated interest-bearing account (the interest from which will inure to the benefit of the Fund) pending proration and distribution of shares. A payment pursuant to this method must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States, must be payable to "Japan OTC Equity Fund, Inc." and must accompany a properly completed and executed Subscription Certificate for such payment to be accepted. Exercise by this method is subject to actual collection of checks by 5:00 P.M., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, shareholders are strongly urged to pay, or arrange for payment, by means of a certified or cashier's check or money order.

      2. Alternatively, a subscription from a bank, a trust company or a NYSE member will be accepted by the Subscription Agent if, prior to 5:00 P.M., New York City time, on the expiration date, the Subscription Agent has received a Notice of Guaranteed Delivery by facsimile or otherwise from a bank, a trust company or a NYSE member, guaranteeing delivery of (i) payment of the estimated subscription price of $12.05 per share for the shares subscribed for in the primary subscription and any additional shares requested pursuant to the over-subscription privilege, and (ii) a properly completed and executed Subscription Certificate. The Subscription Agent will not honor a Notice of Guaranteed Delivery unless a properly completed and executed Subscription Certificate and full payment for the shares are received by the Subscription Agent by the close of business on the third business day after the expiration date, November 24, 1999, unless the Offer is extended.

      Within eight business days after the expiration date, (December 2, 1999, unless the Offer is extended), the confirmation date, a confirmation will be sent by the Subscription Agent to each subscribing record date shareholder (or, if the shareholder's shares are held by Cede & Co. FAST or any other depository or nominee on such record date shareholder's behalf, to Cede & Co. FAST or such depository or nominee). The confirmation will indicate (i) the number of shares acquired in the primary subscription, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the subscription price per share and total purchase price of the shares, and (iv) any additional amount payable by such record date shareholder to the Fund or any excess to be refunded by the Fund to such shareholder, in each case based on the subscription price. If any record date shareholder exercises his or her right to acquire shares pursuant to the over-subscription privilege, any such excess payment that would otherwise be refunded to the record date shareholder will be applied by the Fund toward payment for shares acquired pursuant to the exercise of the over-subscription privilege. Any additional payment required from a record date shareholder must be received by the Subscription Agent within ten business days after the confirmation date, the final payment date (December 16, 1999, unless the Offer is extended). Any excess payment to be refunded by the Fund to a record date shareholder will be mailed by the Subscription Agent to such record date shareholder as promptly as possible. All payments by a record date shareholder must be in U.S. dollars by money order or check drawn on a bank or branch located in the United States and payable to "Japan OTC Equity Fund, Inc."


      The Subscription Agent will deposit all checks received by it prior to the final payment date into a segregated interest-bearing account (which interest will inure to the benefit of the Fund) pending proration and distribution of the shares.

      Whichever of the two methods described above is used, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any Notice of Guaranteed Delivery.

      If a record date shareholder who acquires shares pursuant to the primary subscription or the over-subscription privilege does not make payment of any additional amounts due by the tenth business day after the confirmation date, the Fund reserves the right to take any or all of the following actions: (i) sell such subscribed and unpaid-for shares to other record date shareholders, (ii) apply any payment actually received toward the purchase of the greatest whole number of shares that could be acquired by such record date shareholder upon the exercise of the primary subscription and/or over-subscription privilege, and/or
(iii) exercise any and all other rights or remedies to which the Fund may be entitled.

      The method of delivery to the Fund of Subscription Certificates and payment of the subscription price will be at the election and risk of the exercising rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Subscription Agent and clearance of payment prior to 5:00 P.M., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier's check or money order.

      All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Subscription Agent determines in its sole discretion. The Subscription Agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

      Exercising rights holders will have no right to rescind their subscription after receipt of their payment for shares by the Subscription Agent, except as provided below under "Notice of Net Asset Value Decline."

Delivery of Share Certificates

      Certificates representing shares acquired in the primary subscription will be mailed promptly after the expiration of the Offer once full payment for such shares has been received and cleared. Certificates representing shares acquired pursuant to the over-subscription privilege will be mailed as soon as practicable after full payment for such shares has been received and cleared and all allocations have been completed. Participants in the Fund's Dividend Reinvestment Plan will have any shares acquired in the primary subscription and pursuant to the over-subscription privilege credited to their accounts under the Dividend Reinvestment Plan. Participants in the Fund's Dividend Reinvestment Plan wishing to exercise rights issued with respect to the shares held in their accounts under the Dividend Reinvestment Plan must exercise such rights in accordance with the procedures set forth above. Record date shareholders whose shares are held by Cede & Co. FAST or by any other depository or nominee on their behalf or their broker-dealer's behalf will have any shares acquired in the primary subscription credited to the account of Cede & Co. FAST or such other depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated, and certificates representing such shares will be sent directly to Cede & Co. FAST or such other depository or nominee. Share certificates will not be issued for shares credited to Dividend Reinvestment Plan accounts.

Foreign Restrictions

      Subscription Certificates will not be mailed to record date shareholders whose record addresses are outside the United States. Foreign record date shareholders or their nominees will receive written notice of the Offer. The rights issued to foreign record date shareholders will be held by the Subscription Agent for their accounts until instructions are received to exercise the rights. Rights issued to foreign record date shareholders will expire unexercised if instructions are not submitted to the Subscription Agent prior to or on the expiration date.

Federal Income Tax Consequences of the Offer

      The following is a general summary of the material Federal income tax consequences of the Offer under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and the regulations thereunder as now in effect that are generally applicable to record date shareholders who are United States persons within the meaning of the Code, and does not cover foreign, state or local taxes. The Code and regulations are subject to change by legislative or administrative action, which may be retroactive. Exercising rights holders should consult their tax advisors regarding specific questions as to Federal, foreign, state or local taxes.

      Shareholders will not recognize any taxable income either upon the receipt or the exercise of the rights. If the fair market value of the rights on the date of distribution is less than 15% of the fair market of the shareholder's shares of the Fund's common stock to which the rights relate and the shareholder does not make the election described below, the share-holder's basis in the rights is zero. A shareholder may, however, irrevocably elect to allocate its existing basis in the related shares between such shares and the rights based upon the relative fair market values of such shares and the rights as of the date of their issuance. The shareholder's basis in the shares would then be reduced by an amount equal to the basis allocated to the rights. This election must be made in a statement attached to the shareholder's Federal income tax return for the year in which the rights are received. If the fair market value of the rights on the date of distribution is equal to at least 15% of the shareholder's shares to which they relate, the shareholder will be required to allocate its existing basis in those shares between such shares and the rights based upon the relative fair market values of such shares and the rights as of the date of their issuance. As with respect to the election described above, the shareholder's basis in the shares would then be reduced by an amount equal to the basis allocated to the rights. The basis of any shares acquired by a shareholder's exercise of its rights will be equal to the sum of the subscription price of the shares, the basis of the rights and any servicing fee charged to the shareholder by the shareholder's broker-dealer, bank or trust company. The gain or loss recognized by a shareholder upon the sale of a share acquired by the exercise of a right will be a capital gain or loss (assuming the share is held as a capital asset at the time of sale). This gain or loss will be a long-term capital gain or loss if the share has been held for more than one year at the time of sale. A shareholder's holding period for a share acquired upon the exercise of a right begins with the date of exercise. No loss will be realized if rights which have a tax basis expire without exercise. In such event, any basis in the unexercised rights will be added back to the shareholder's basis in the related shares.

Notice of Net Asset Value Decline


      The Fund has undertaken to suspend the Offer until it amends this Prospectus if, subsequent to the effective date of the Fund's registration statement, the Fund's NAV declines more than 10% from its NAV as of that date. In such event, the Fund would extend the expiration date and notify record date shareholders that the NAV has declined more than 10%, that the Offer is suspended and that exercising rights holders may cancel their exercise of rights.

Employee Benefit Plan Considerations


      Shareholders who have employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), (including corporate savings and 401(k) plans), Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts, collectively, retirement plans, should be aware that additions to the retirement plan (other than rollovers or trustee-to-trustee transfers from other retirement plans) in order to exercise rights would be treated as contributions to the retirement plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of retirement plans qualified under section 401(a) of the Code and certain other retirement plans, additional cash contributions could cause the maximum contribution limitations of section 415 of the Code or other qualification rules to be violated. They may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are transferred by a retirement plan.


      Retirement plans and other tax exempt entities, should also be aware that if they borrow in order to finance their exercise of rights, they may become subject to the tax on unrelated business taxable income under section 511 of the Code.

      ERISA contains fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may bear upon the exercise of rights. Due to the complexity of these rules and the penalties for noncompliance, retirement plans should consult with their counsel and other advisors regarding the consequences under ERISA and the Code of their exercise of rights.

Distribution Arrangements


      PaineWebber Incorporated, a broker-dealer and member of the National Association of Securities Dealers, Inc., will act as the Dealer Manager for the Offer. Under the terms and subject to the conditions contained in the Dealer Manager Agreement dated the date hereof, the Dealer Manager will provide financial advisory and marketing services in connection with the Offer and will solicit the exercise of rights and participation in the over-subscription privilege by record date shareholders. The Offer is not contingent upon any number of rights being exercised. The Fund has agreed to pay the Dealer Manager a fee for financial advisory and marketing services equal to 3.75% of the aggregate subscription price for each share issued pursuant to the Offer. The Dealer Manager will reallow to certain broker-dealers, including the Dealer Manager, solicitation fees equal to 2.50% of the subscription price per share for each share issued pursuant to the Offer as a result of their solicitation efforts.

      In addition, the Fund has agreed to reimburse the Dealer Manager up to an aggregate of $100,000 for its reasonable expenses incurred in connection with the Offer. The Fund and Manager have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities including liabilities under the Securities Act of 1933 (the "1933 Act"). The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by such agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under such agreement.

      The Fund has agreed not to offer or sell, or enter into any agreement to sell, any equity or equity-related securities of the Fund or securities convertible into such securities for a period of 180 days after the date of the Dealer Manager Agreement, except for the shares issued in reinvestment of dividends or other distributions or other limited circumstances.

                    RISK FACTORS AND SPECIAL CONSIDERATIONS

      The Fund is a non-diversified closed-end management investment company designed primarily for long-term investment, and investors should not consider it a vehicle for trading purposes. See "Investment Objective and Policies." Set forth below is a description of certain risks and special considerations relating to the Offer and investing in the Fund.

Dilution--Net Asset Value and Non-Participation in the Offer


      Upon completion of the Offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in the Fund than would be the case if the Offer had not been made. The subscription price per share is 95% of the lower of (1) the average of the last reported sales price of a Fund share on the NYSE for the five trading days ending with the day the Offer expires or (2) the NAV as of the close of trading on the NYSE on that date. The subscription price is lower than the Fund's NAV. Any rights offering priced at a discount to the Fund's NAV entails some dilution in the NAV. Dilution is the decrease in NAV that results from the Fund's issuance of new shares at a discount to NAV when the rights are exercised and from the Fund's payment of the expenses of the Offer. The Offer will result in a dilution of NAV for all Fund shareholders, which will disproportionately affect shareholders who do not exercise their rights. In addition, there also may be substantial dilution to the extent that the Fund increases the number of shares subject to subscription by up to 25% in order to satisfy over-subscription requests. Although it is not possible to state precisely the amount of the decrease in NAV because it is not known at the date of this Prospectus how many shares will be subscribed for, or what the subscription price will be, the dilution could be substantial. For example, assuming all the rights are exercised at the estimated subscription price of $12.05 (which is 95% of the Fund's market price as of October 19, 1999), the Fund issues an additional 25% of shares to satisfy over-subscription requests and assuming the deduction of all expenses related to the issuance of the shares, the Fund's NAV per share would be reduced by approximately $0.60 per share or 4.4%. This dilution of NAV will disproportionately affect shareholders who do not exercise their rights.


The Japanese OTC Market

      Because the Fund invests primarily in equity securities traded in the Japanese OTC market, a shareholder in the Fund should be aware of certain special considerations relating to Japan, the Japanese OTC market and international investment generally which are not typically involved in a U.S. investment. The Fund should be considered a vehicle for investment primarily in equity securities traded in the Japanese OTCmarket and not a balanced investment program.

      Although the Japanese OTC market has recently experienced substantial recovery in aggregate market capitalization and trading volume, there have been periods in which aggregate market capitalization and trading volume have declined substantially. In addition, the Japanese OTC Market may from time to time experience periods of high volatility. See "Japanese OTC Market Corrections" below. Japanese equity securities, including securities traded on the OTC market, have generally exhibited a high price to earnings ratio (relative to the U.S. securities markets). See "The Japanese OTC Market."

      Trading of equity securities in the Japanese OTC market is conducted by securities companies in Japan, primarily through an organization which acts as a "matching agent", or market makers, and not on a recognized stock exchange. Consequently, securities traded in the Japanese OTC market may, from time to time, and especially in declining markets, become illiquid and experience short-term price volatility and wide spreads between bid and offer prices. The combination of price volatility and the limited liquidity of the Japanese OTC market may have an adverse effect on the investment performance of the Fund. In periods of rapid price increases, the limited liquidity of the Japanese OTC market restricts the Fund's ability to adjust its portfolio quickly in order to take full advantage of a significant market increase, and conversely during periods of rapid price declines, it restricts the ability of the Fund to dispose of securities quickly in order to realize gains previously made or to limit losses on securities held in its portfolio.

Investment in Japan

      Investments in the Fund involve certain risks not typically associated with domestic investments. These risks include fluctuations in foreign exchange rates, future political and economic developments, the possible imposition of, or changes in, exchange controls or other Japanese governmental laws or restrictions applicable to such investments, diplomatic developments and natural disasters. These risks are discussed below.

      Political Factors. Japan has a parliamentary form of government. The legislative power is vested in the Japanese Diet, which consists of a House of Representatives and a House of Councillors. The major political parties represented in the Diet are Liberal-Democratic Party ("LDP"), The Democratic Party of Japan, Komei Party, Liberal Party, Japan Communist Party, and Social Democratic Party. Japan was governed nationally by conservative political parties for about 50 years. In June 1998, the departures of Social Democratic Party (formerly the Social Democratic Party of Japan) and Sakigake Party from the coalition left LDP the only ruling party. After LDP's losses in the House of Councillors election in July 1998, Prime Minister Hashimoto resigned, and Mr. Obuchi became LDP's president and the Prime Minister. After this, LDP and Liberal Party agreed to form a coalition government, and in January 1999, the current Obuchi government was established with the appointment of Liberal Party's Mr. Noda as the Minister of Home Affairs. There can be no assurance that the Japanese government will not be subject to abrupt or unexpected changes in the future that may have an adverse impact on the Japanese OTC market. Recent and future developments in the domestic political environment in Japan may lead to changes in policy that might adversely affect the Fund.

      Economic Factors. Although the Japanese economy had grown substantially until the 1980's, the rate of growth has slowed substantially in the 1990's. The Japanese economy experienced negative growth in 1998, for the first time since 1974. During 1996, 1997 and 1998, the Japanese economy grew at rates of 5.0%, 1.4% and (2.8%), respectively, as measured by real gross domestic product. From January 1, 1999 to June 30, 1999, the Japanese economy grew at an annualized rate of 3.4%.

      Japan's early reliance on heavy industries has since shifted to higher technology products assembly and, most recently, to automobile, electrical and electronic production. Japan's success in exporting its products and recent sluggish domestic demand has generated a sizeable trade surplus. This trade surplus has caused tensions at times between Japan and some of its trading partners. In particular, Japan's trade relations with the United States have recently been the subject of discussion and negotiation between the two nations. The United States has imposed certain measures designated to address trade issues in specific industries. These measures and similar measures in the future may adversely affect the performance of the Fund.

      Japan's economy has typically exhibited low inflation and low interest rates. There can be no assurance that low inflation and low interest rates will continue, and it is likely that a reversal of such factors would adversely affect the Japanese economy. Moreover, the Japanese economy may differ, favorably or unfavorably, from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

      Exchange Rate Fluctuations. Since the Fund invests primarily in securities denominated in yen, changes in exchange rates between the U.S. dollar and the yen affect the U.S. dollar value of the Fund's assets. Currency exchange rate fluctuations can decrease or eliminate income available for distribution or conversely increase income available for distribution. Forces of supply and demand on the foreign exchange markets determine the rate of exchange. These forces are in turn affected by the international balance of payments and other economic, political and financial conditions, government intervention, speculation and other factors.

      The following table sets forth certain information as to yen per U.S. dollar exchange rates for the years 1989 through 1998 and for the period from January 1, 1999 through August 31, 1999.

                                                 (YEN) per U.S. $1.00
                                       -----------------------------------------
Year                                   High(1)          Low(1)        Average(2)
----                                   -------          ------        ----------
1989..............................     123.80           151.35          137.96
1990..............................     124.05           160.35          144.81
1991..............................     125.10           142.02          134.54
1992..............................     118.60           134.95          126.65
1993..............................     100.40           125.95          111.18
1994..............................      96.35           113.60          102.23
1995..............................      79.75           104.70           94.06
1996..............................     103.97           116.18          108.79
1997..............................     110.68           131.60          121.00
1998..............................     113.81           147.64          130.90
1999 (through August 31)..........     108.65           124.75          117.98


Source: Nomura Asset Management Co., Ltd.


1)    High and low rates include intraday transactions.
2) Average rates indicate average of the most actively traded rates at the end of each month.

      On August 31, 1999, the most actively traded interbank rate on the Tokyo foreign exchange market, as reported by The Bank of Japan, was $1.00 =
(YEN)110.17 to (YEN)110.20. The recent relative strength of the yen to the U.S. dollar may adversely affect the economy of Japan, and, in particular, the export sector thereof.

      The Fund may engage in a variety of currency hedging transactions. These transactions involve certain special risks. See "Investment Objective and Policies--Other Investment Policies--Hedging Foreign Currency Risks."

      Portfolio Securities. Portfolio securities held by the Fund are not registered with the U.S. Securities and Exchange Commission nor are the issuers thereof subject to the reporting requirements of such agency. There may be less publicly available information about issuers of the Fund's portfolio securities than about U.S. companies and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.

      Japanese OTC Market Corrections. Share prices of companies listed on Japanese stock exchanges and on the Japanese OTC market reached historical peaks (which were later referred to as the "bubble") as well as historically high trading volumes in 1989 and 1990. Since then, stock prices in both markets have decreased significantly, with both listed and OTC stock prices reaching their lowest levels in the fourth quarter of 1998. During the period from January 1, 1989 through the second quarter of 1999, the highest Nikkei stock average and Nikkei OTC average were 38,915.87 and 4,149.20, respectively, and the lowest for each were 12,879.97 and 610.99, respectively. There can be no assurance that additional market corrections will not occur.

      Trading of securities on the Japanese over-the-counter market is regulated primarily by the Japan Securities Dealers Association (the "JSDA"). The JSDA reports the daily high and low selling prices and the last selling price at or immediately prior to 3:00 p.m., Tokyo time, on each day and the volumes of the shares of Japanese corporations registered with the JSDA as OTC registered stock traded over-the-counter by the member firms of the JSDA. At August 31, 1999, there were 856 OTC registered stocks and, for the period from January 1, through August 31, 1999, the average daily reported volume of shares traded over-the-counter was approximately 15.895 million shares.

      The Nikkei Over-the-Counter Stock Average (the "Nikkei OTC Average") is a price weighted index of the quotations of the OTC registered stocks traded by members of the JSDA. The Tokyo Stock Exchange is the principal Japanese stock exchange. The most widely followed price index of stocks listed on the Tokyo Stock Exchange is the Nikkei Stock Average, a price weighted index of selected stocks listed on the First Section of the Tokyo Stock Exchange. The following table shows, for the periods indicated, the high and low closing prices of the Nikkei OTC Average and the Nikkei Stock Average:

                                               Nikkei OTC Average                  Nikkei Stock Average
                                               ------------------                  --------------------
Calendar year                                High                 Low              High            Low
                                             ----                 ---              ----            ---
    1994................................   2,002.73             1,445.47         21,552.81       17,369.74
    1995................................   1,852.13             1,194.77         20,011.76       14,485.41
    1996................................   1,747.17             1,316.25         22,666.80       19,161.71
    1997  1st quarter...................   1,333.11             1,127.03         19,446.00       17,303.65
          2nd quarter...................   1,223.22             1,032.49         20,681.07       17,485.75
          3rd quarter...................   1,217.25               905.35         20,575.26       17,683.27
          4th quarter...................     873.96               774.80         17,842.16       14,775.22
    1998  1st quarter...................     842.05               722.66         17,624.34       14,664.44
          2nd quarter...................     784.97               749.46         16,536.66       14,715.38
          3rd quarter...................     798.87               659.77         16,731.92       13,406.39
          4th quarter...................     724.99               610.99         15,207.77       12,879.97
    1999  1st quarter...................   1,062.70               727.28         16,378.78       13,232.74
          2nd quarter...................   1,488.14             1,086.10         17,782.79       15,972.68
          3rd quarter (through Aug 31)..   1,731.82             1,521.13         18,532.58       17,084.24

Source: Nihon Keizai Shimbun

Net Asset Value Discount


      Shares of closed-end investment companies frequently trade at a discount from their net asset value. Since it commenced operations, the Fund has traded at a discount from net asset value as high as 26.2% and at a premium above net asset value as high as 47.5%, based on weekly reported net asset value and market price. As of October 19, 1999, the Fund's shares were trading at a 6.2% discount from net asset value. The net asset value of the Fund's shares will fluctuate with price changes of the Fund's portfolio securities.


Year 2000 Issues

      Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). Like other investment companies and financial and business organizations, the Fund could be adversely affected if the computer systems used by the Manager or other Fund service providers do not properly address this problem prior to January 1, 2000. The Manager has hired consultants to analyze these issues and to implement any system modifications necessary to prepare for the Year 2000. In addition, the Manager has sought assurance from the Fund's other service providers that they are taking all necessary steps to ensure that their computer systems will accurately reflect the Year 2000, and the Manager will continue to monitor the situation. However, no assurance can be given that the Fund's service providers have anticipated every step necessary to avoid any adverse effect on the Fund attributable to the Year 2000 Problem. The companies in which the Fund invests, the markets for their securities and related securities trade processing could be adversely affected by the Year 2000 Problem. If the value of a Fund's investment is adversely affected by the Year 2000 Problem, the Fund's investment return will be reduced.

Fees and Expenses

      The management fee and other operating expenses of the Fund may be higher than the management fees and operating expenses of other mutual funds managed by other investment advisors of investment companies investing exclusively in the securities of U.S. issuers. The management fees and operating expenses, however, are believed by the Manager to be comparable to expenses of other management investment companies that invest primarily in the securities of issuers in Japan with investment objectives similar to the investment objective of the Fund. See "Management and Investment Advisory Arrangements--Compensation and Expenses."

Non-Diversified Status

      The Fund is registered as a "non-diversified" investment company and therefore may invest more than 5% of its total assets in the securities of any single issuer, subject to the diversification requirements of Subchapter M of the Code, applicable to the Fund. Since the Fund may invest a relatively high percentage of its assets in the securities of a limited number of issuers, the Fund may be more susceptible than a more widely-diversified fund to any single economic, political or regulatory occurrence.

Certain Provisions of the Articles of Incorporation


      The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. See "Capital Stock -- Certain Provisions of the Articles of Incorporation."


                              PORTFOLIO COMPOSITION

      The following table sets forth certain information with respect to the composition of the Fund's portfolio of investments at the conclusion of the last four fiscal quarters:

                 The Fund's Portfolio of Investments by Industry
                         (as a percentage of net assets)

                                                               Quarter Ended
                                             --------------------------------------------------
                                             November 30,  February 28,   May 31,    August 31,
                                                 1998         1999         1999         1999
                                                 ----         ----         ----         ----
Equity Investments:
   Automotive Equipment and Parts .......         1.9%         2.2%         2.4%         2.8%
   Banks and Finance ....................         8.2          6.7          6.2          5.3
   Chemicals ............................         5.6          4.7          5.3          5.1
   Construction and Housing .............         1.1          0.9          0.5          0.2
   Electric .............................         4.4          5.9          4.6          4.5
   Electronics ..........................         9.1          7.9          5.4          6.5
   Food and Manufacturing ...............         7.1          6.6          7.7          7.7
   Gaming ...............................         0.0          0.7          1.0          0.4
   Information and Software .............         9.9          7.3          5.8          6.7
   Machinery and Machine Tools ..........         5.9          5.4          7.3          6.9
   Miscellaneous Manufacturing ..........        10.2         11.6         12.1         12.7
   Non-Ferrous Metals ...................         0.0          0.0          0.0          0.5
   Publishing ...........................         0.0          1.3          0.0          0.7
   Real Estate and Warehouse ............         3.9          3.8          4.0          3.1
   Restaurants ..........................         5.1          5.4          5.1          4.5
   Retail ...............................         9.4         10.2          9.2         12.6
   Securities ...........................         0.0          0.0          0.0          0.7
   Services .............................         5.8          5.2          5.7          5.3
   Telecommunications ...................         3.3          4.3          5.4          5.2
   Textiles and Apparel .................         1.3          2.4          4.7          3.5
   Transportation .......................         1.3          1.0          1.4          1.3
   Wholesale ............................         3.5          5.0          4.4          3.6
                                                 ----         ----         ----         ----
   Total Investments in Equity Securities        97.0%        98.5%        98.2%        99.8%
                                                 ====         ====         ====         ====

      At no time during the last four quarters did the Fund's equity investments constitute less than 95% of the Fund's total investment portfolio.

                        INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of the Fund is to provide shareholders with long-term capital appreciation primarily through investments in equity securities traded in the Japanese OTC market. At all times, except during temporary defensive periods, the Fund will maintain at least 65% of its total assets in equity securities traded in the Japanese OTC market. The Fund anticipates that, under normal circumstances, it will invest at least 80% of its total assets in equity securities traded in the Japanese OTC market. For purposes of these percentages of the Fund's assets, equity securities acquired in the Japanese OTC market and subsequently listed on a stock exchange will continue to be treated as OTC securities. Currently, common stocks and a small number of convertible debenture issues are traded in the Japanese OTC market. For purposes of the Fund's investment objective, convertible debentures are deemed to constitute equity securities. Dividend income is generally not an important consideration in selecting portfolio securities. The investment objective described in this paragraph is a fundamental policy of the Fund and may not be changed without the approval of the holders of a majority of the Fund's outstanding securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). There can be no assurance that the Fund will realize its investment objective.


      The Manager believes that the Japanese OTC market offers investment opportunities for investors seeking capital appreciation who are willing to assume the risks associated with an investment in the Fund. The Japanese OTC market represents the principal trading market for small capitalization growth companies that do not meet the entry requirements of the major Japanese stock exchange and offers the opportunity to invest in Japan's emerging growth markets or industries. Additionally, the Manager believes that companies registered on the Japanese OTC market are generally in an earlier stage of their business cycle than are exchange listed companies and may offer exposure to markets or industries in which exchange listed companies are less involved. Investments in smaller, less seasoned companies may present greater potential for capital appreciation; however, they also involve greater risks than are customarily associated with more established companies.


      A relatively large percentage of companies traded in the Japanese OTC market are involved in the service industry and other non-manufacturing industries which the Manager believes have growth potential. Moreover, since joining the Japanese OTC market is often the first step in raising equity from the public, the Japanese OTC market comprises many companies that have potential for growth. The Manager believes that as long as the Japanese economy grows through increased domestic demand, it is likely that investment opportunities in the Japanese OTC market will increase in terms of the number of registered companies and the types of industries in which these companies are involved. The number of companies registered on the Japanese OTC market increased from 263 in 1990 to 856 at August 31, 1999. From January 1, 1999 through August 31, 1999, 30 companies were newly registered on the Japanese OTC market. In the opinion of the Manager, the Japanese OTC market will continue to attract a large number of new registrations over the next few years.

      As described more fully below under "The Japanese OTC Market-Market Growth," the Japanese OTC market has generally experienced sustained growth in aggregate market capitalization and trading volume; however, there have been periods in which aggregate market capitalization and trading volume have declined. For the five-year period from January 1, 1994 through December 31, 1998, the Japanese OTC market had an annualized return of negative 13.1% before dividends (as measured by the Nikkei OTC Average Price Index) as compared to an annualized return for the Second Section of the Tokyo Stock Exchange (which is comprised of small capitalization stocks) of negative 9.0% before dividends for the same period (as measured by the Tokyo Stock Exchange Second Section Stock Price Index). Of course, historical data may not be an indication of future performance.


      The Fund invests the balance of its assets not invested in the Japanese OTC market in equity securities of small capitalization growth companies which are traded on Japanese securities exchanges (such as the Second Section of the Tokyo Stock Exchange) and in yen-denominated or U.S. dollar-denominated fixed-income securities. These fixed-income securities include non-convertible preferred stock, debt securities, obligations issued or guaranteed by the U.S. or Japanese government or their agencies or instrumentalities and money market instruments (such as short term obligations issued or guaranteed by the U.S. or Japanese government, commercial paper and time deposits, certificates of deposit and bankers' acceptances of U.S. or Japanese banks).


      A small number of convertible debenture issues are traded in the Japanese OTC market. A convertible debenture is a debt security that may be converted into shares of an underlying common stock. Convertible debentures entitle the holder to receive interest payments paid thereon until such time as the convertible debenture matures or is redeemed or until the holder elects to exercise the conversion privilege.

      It is anticipated that pending investment in the Japanese OTC market, the Fund will invest the proceeds of this offering primarily in the yen-denominated or U.S. dollar-denominated fixed-income securities described above. Additionally, the Fund may, as a temporary defensive measure, invest up to 100% of its total assets in yen-denominated or U.S. dollar-denominated fixed-income securities of the type described above. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

      The Fund seeks to identify and invest in companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Manager and the Investment Advisor utilize internal financial, economic and credit analysis resources as well as information obtained from other sources. A number of OTC issuers have only recently registered on the Japanese OTC market, and there has been a limited availability of secondary investment research reports prepared by investment analysts and securities companies relating to OTC issuers compared to the reports available on issuers with securities listed on the major Japanese stock exchanges. As a result, the Manager believes that familiarity with such market is essential to increasing the potential for long-term capital appreciation. As noted below, the Manager and the Investment Advisor have extensive experience in managing investments in Japan. However, there can be no assurance that the Manager or the Investment Advisor will be able to identify and invest in companies that will appreciate in value over time.

Other Investment Policies

      The Fund has adopted certain other policies as set forth below:

      Borrowings. The Fund is authorized to borrow money in amounts of up to 10% of the value of its total assets at the time of such borrowings. Borrowings by the Fund create an opportunity for greater total return but, at the same time, increase exposure to capital risk. In addition, borrowed funds are subject to interest costs that may offset or exceed the return earned on the borrowed funds.

      Repurchase Agreements. The Fund may invest in securities pursuant to repurchase agreements. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period although it may be affected by currency fluctuations. In the event of a default under a repurchase agreement, the rate of return to the Fund would be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

      Hedging Foreign Currency Risks. The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund's dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund does not intend to utilize hedging techniques to a significant extent.

      The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

      Although certain risks are involved in options and futures transactions, the Fund believes that, because it is authorized to engage in options and futures transactions only for currency hedging purposes, the options and futures portfolio strategies of the Fund do not subject the Fund to certain risks frequently associated with speculation in options and futures transactions. As of the date of this Prospectus, the Fund has not engaged in any options and futures transactions.


      See "Appendix A-Hedging Foreign Currency Risks" for a more detailed discussion of foreign currency hedging transactions.


                             THE JAPANESE OTC MARKET

Overview of Japanese Securities Markets


      The Japanese OTC market was initially one of the smallest securities markets in Japan. However, the Japanese OTC market has generally experienced sustained growth in market capitalization and trading value. At August 31, 1999, the Japanese OTC market comprised 856 registered companies (including The Bank of Japan) with an aggregate market capitalization of approximately $177.7 billion ((YEN)19.5 trillion) (excluding The Bank of Japan). The average monthly trading value for the period from January 1, through July 31, 1999, as reported by the JSDA, was approximately $5.9 billion

((YEN)657.6 billion). The Japanese OTC market is supervised by the JSDA, a regulatory body comprised of registered securities brokers in Japan.


     The stock trading markets in Japan are divided into the exchange markets and the OTC market. The exchange market is highly systemized. The chief characteristics of the exchange market are: prices are consecutively determined every day on which sessions are held; trading is limited to members, who are required to possess certain qualifications; trading is limited to listed stocks which have met certain basic standards; in connection with the trading of listed stocks, a centralized market had been adopted so that buy and sell orders may converge on the market and trading contracts are concluded based upon the principles of competitive bidding; in December 1998, off-exchange trading was officially permitted with certain limitations in order to simplify the settling of accounts; a system of clearing accounts has been adopted; and to assure fairness in trading, the exchange reserves the right to supervise trading by enacting appropriate regulations regulating stock trading and to provide punishment for any violation thereof. The Japanese OTC market is less systemized than the stock exchanges. Its characteristics include the following: no single centralized marketplace similar to an exchange exists; trading is primarily conducted through a central processing agent responsible for matching buy and sell orders received from securities companies on behalf of investors, or market makers; stocks traded through the market making system are not traded through the central processing agent; prices are determined through the matching of buy and sell orders when trading is conducted through the central processing agent, and trades of certain stocks may not be effected on days when the matching of buy and sell orders for such stocks does not occur.


      There are currently eight stock exchanges in Japan. These include the Tokyo Stock Exchange, the Osaka Securities Exchange, the Nagoya Stock Exchange, the Niigata Stock Exchange, the Kyoto Stock Exchange, the Fukuoka Stock Exchange, the Hiroshima Stock Exchange, and the Sapporo Stock Exchange. Among them, the Niigata Stock Exchange and the Hiroshima Stock Exchange will be merged into the Tokyo Stock Exchange in 2000 and there may be another move toward restructuring since competition to attract investors and issuers is intensifying. The largest and most prestigious of the exchanges is the Tokyo Stock Exchange, which in 1998 accounted for 78% of the value of the transactions on all Japanese stock exchanges. Consequently, the Tokyo Stock Exchange is widely regarded as the central marketplace for all of Japan. The Tokyo Stock Exchange is divided into a First and Second Section. The First Section is for established companies which meet stringent listing criteria. Such listing criteria relate to the size and business condition of the issuing company, the liquidity of its securities and other factors pertinent to investor protection. The Second Section is for smaller companies and newly listed issuers. At July 31, 1999, there were 1,340 companies listed on the First Section of the Tokyo Stock Exchange with an aggregate market capitalization of approximately $3.2 trillion ((YEN)369 trillion) and 518 companies listed on the Second Section with an aggregate market capitalization of approximately $127 billion ((YEN)14.8 trillion). The average monthly trading value for 1998 for the First and Second Sections of the Tokyo Stock Exchange was approximately $61.1 billion ((YEN)8.0 trillion) and $885 million ((YEN)116 billion), respectively.

Historical Background and Development of the Japanese OTC Market

      Although there have been companies traded over-the-counter in Japan since the late 1940s, the official Japanese OTC market was not established until 1963 when market regulations were first introduced. At such time, the JSDA became the supervisory authority responsible for overseeing the activities of the new market. At the conclusion of 1963, 129 companies were registered with the JSDA for trading on the Japanese OTC market. However, the Japanese OTC market subsequently contracted such that at the conclusion of 1976 only 85 companies were registered for trading. In an effort to alter this trend, the JSDA and Japanese securities companies established Nihon Tento Shoken K.K. ("NTS") (current JASDAQ Services Co.) to coordinate the trading of OTC shares. JASDAQ Services Co. is owned by its president, the JSDA and 159 securities companies that are members of the JSDA, including The Nomura Securities Co., Ltd. ("Nomura Securities"). The role of JASDAQ Services Co. is to act as the matching agent between securities companies wishing to trade in OTC shares; this role has grown to the extent that, by December 1998 when the market making system was first applied to OTC registered stocks other than OTC special market stocks, over 95 percent of all OTC market trading was being handled through JASDAQ Services Co., using the Japanese Securities Dealer Association Quotation system ("JASDAQ"). From 1977 through 1987, the number of registered companies increased from 85 to
151. From 1988 to 1999, the Japanese OTC market experienced significant growth in the number of registered companies from 196 companies at the conclusion of 1988 to 856 at the end of August 1999.

      The JSDA has played an active role in the development of the Japanese OTC market. In response to the interim report of the Securities and Exchange Council which was presented in June 1983, reform measures to enhance further the effectiveness of the Japanese OTC market and its ability to attract investors and issuers were taken by the JSDA. These measures include those aimed at facilitating trading communications through the introduction of electronic equipment, the imposition of requirements applicable to securities companies that act as dealers in the OTC market, the relaxation of registration standards and the elimination of restrictions on additional public offerings by OTC companies. Since then, the Japanese OTC market has developed as the primary place for small and medium-sized companies to raise funds.


      In recent years, however, the growth rates of the number of registered companies and their fund raising have been declining. It has been pointed out in recent years that the OTC market faces the following problems: there have been only a few initial public offerings ("IPOs") by venture businesses with high growth potential; the liquidity of the market is low, reflecting a low demand for OTC stocks among investors after IPOs are completed; and price information at the time of IPO often lacks transparency and does not fully reflect market forces. In order to solve these problems, various reform plans have been considered and studied, especially by the JSDA since the mid-1990s and then progressively implemented.

      In reaction to the criticism against limited public offerings by venture businesses, the OTC registration standard was amended in July 1995, and the OTC special market was opened, paving the way to public offerings by research and development-oriented enterprises, including companies not currently making any profits. The JSDA further amended the registration standard on November 27, 1998. The former two standards for regular and special issues have been replaced with two new standards for general companies and venture businesses. The eight stock exchanges in Japan have tailored their entry requirements in order to attract companies of a particular size. For example, the Second Section of the Tokyo Stock Exchange (which has less restrictive requirements than the First Section) generally requires a company to have a minimum of one million shares outstanding, over 800 shareholders and net assets of over $9.1 million (o1 billion). The entry requirements for the Japanese OTC market are considerably less restrictive than those of the Japanese exchanges. Regarding the number of shares outstanding, the qualitative condition that smooth distribution should be ensured has been introduced instead of the former quantitative condition of a minimum of two million shares outstanding. Entry requirements for the Japanese OTC market include: a minimum of 300 shareholders (400 when the number of shares outstanding is between 10 and 20 million, and 500 when the number of shares outstanding is over 20 million), net profit on both a consolidated and non-consolidated basis (no standard for venture businesses) and minimum net assets of $1.8 million (o200 million) (o500 million market capitalization at the time of public offering for venture businesses). Consequently, the Japanese OTC Market has traditionally attracted smaller growth companies.

      With respect to liquidity concerns, market making has become applicable to all OTC registered stocks with the amendment, on November 27, 1998, of "the regulation regarding OTC stock market trading and other trading over the counter." Although market making had been conducted continuously for the OTC special market stocks, it was first applied to OTC registered stocks other than the OTC special market stocks in December 1998. The features of the new market making system include: This new system is designed for issues defined as market maker issues reported by more than two securities companies for their market making; the market maker is required to continuously present sell and buy quotations, but no limit is set for the spread between sell quotations and buy quotations; member securities companies other than market makers are required to trade market maker issues within the best bid and offer; and market maker issues are not traded through JASDAQ Services Co. At August 31, 1999, 34 issues were traded through the market making system.


      With regard to price transparency at the time of an initial public offering, the bidding method adopted in April 1989 was modified to employ the book building method, in which the public offering price is determined on the basis of the demand estimated through hearings with institutional investors.

      The competition among stock exchanges and the OTC market has recently intensified in Japan, since some stock exchanges are trying to attract investors and issuers by relaxing their entry requirements. In the opinion of the Manager, the continued growth of the Japanese OTC market is dependent upon the ability of such market to attract investors and to register new or developing businesses which prove ultimately to be successful. Historically, exchange listed companies in Japan have enjoyed access to the relatively inexpensive sources of equity capital which are available in Japan. This access has proven to be a major advantage over overseas competition. The Fund believes that new or developing businesses (especially companies operating in specialized areas or with specialized products) which do not meet the requirements for listing on the First or Second Section of the Tokyo Stock Exchange will look to the Japanese OTC market to provide them with the opportunity to raise equity capital to finance their future development. Whether the large funds available in Japan for investment will be channeled in the future to such companies through the Japanese OTC market will depend on whether those funds, and investors generally, are attracted to the Japanese OTC market as a means of obtaining appropriate investment returns.

Sector Analysis

      The Japanese OTC market includes a broad cross-section of companies involved in many different parts of the economy. The Manager believes that an attractive aspect of the Japanese OTC market is the number of companies involved in the service industry and other non-manufacturing industries which the Manager believes have growth potential (such as software, leisure and commerce). The service industry sector of the economy is perceived by the Manager to have potential for growth over the next decade, with consequent benefits for service-oriented companies.

      The Manager further believes that an important factor in the future growth of the Japanese economy will be the ability of Japanese industry to innovate and develop new, technologically advanced areas such as semiconductors, telecommunications, factory automation and genetic engineering. The Manager believes that it is likely that companies registered on the Japanese OTC market will be involved in this process and that investment in the OTC market will provide investors with potential for exposure to Japan's future growth.

      Set forth below are the industry sector weightings of the First and Second Sections of the Tokyo Stock Exchange and the Japanese OTC market as of August 31, 1999:

                                 Tokyo Stock Exchange   Tokyo Stock Exchange      Japanese OTC
                                     First Section         Second Section            Market
                                 --------------------   --------------------   -------------------
                                          Number of               Number of              Number of
Industry Sector                  %        Companies      %        Companies       %      Companies
---------------                 ---       ---------     ---       ---------      ---     ---------
Fishery/Agriculture ....        0.09%           7       0.00%           0       0.57%          3
Mining .................        0.09            8       0.11            1       0.00           0
Construction ...........        2.10          114       1.91           36       1.44          56
Foods ..................        2.79           66       3.47           27       1.84          30
Textiles & Apparels ....        0.99           49       4.09           17       0.25          11
Pulp & Paper ...........        0.60           17       0.18            5       0.22           5
Chemicals ..............        4.66          102       1.75           28       6.33          48
Pharmaceutical .........        4.33           34       1.60            6       0.59           8
Oil & Coal .............        0.54            9       0.23            3       0.03           1
Rubber .................        0.89           11       0.13            5       0.16           5
Glass & Ceramics .......        0.86           24       0.87           14       0.84          18
Iron & Steel ...........        1.47           36       0.39           13       0.16           8
Non-Ferrous Metals .....        0.99           24       0.53           10       0.12           7
Metal Products .........        0.57           31       1.26           21       0.72          21
Machinery ..............        3.43          105       3.69           49       9.94          45
Electrical Appliances ..       16.70          138       7.20           50       6.62          71
Transportation Equipment        7.98           61       1.76           27       1.02          24
Precision Instruments ..        0.91           19       0.92            9       0.88          13
Other Products .........        2.06           38      13.78           20       3.39          36
Electric/Gas ...........        3.42           14       0.40            3       0.02           1
Land Transportation ....        3.30           31       0.69            8       0.43          15
Marine Transportation ..        0.26           11       0.34            8       0.08           3
Air Transportation .....        0.39            4       0.05            1       0.47           1
Warehouse ..............        0.18           12       0.57           13       0.60           6
Communications .........        7.87            5       0.00            0       8.89           3
Wholesale ..............        3.85           83       5.74           46      11.48         139
Retail .................        5.24           78      12.44           28      13.07         112
Bank ...................       13.32           97       0.21            2       0.07           1
Brokerage ..............        2.06           17       1.09            5       0.29           7
Insurance ..............        1.34           14       0.00            0       0.04           1
Other financial ........        2.60           19      10.97            8       2.41           5
Real Estate ............        0.87           23       2.47            7       1.41          12
Service ................        3.23           43      21.16           49      25.62         140
                              ------        -----     ------          ---     ------         ---
  Total ................      100.00%       1,344     100.00%         519     100.00%        856
                              ======        =====     ======          ===     ======         ===


Notes:
      1)    Weightings are based on market capitalization.
      2) All data have been calculated by the Investment Advisor in accordance with the industry classifications established by the Tokyo Stock Exchange.
      3)    The Bank of Japan is excluded.

Source: Nomura Asset Management Co., Ltd.

Most Actively Traded Japanese OTC Companies

      As noted above, 856 companies (excluding The Bank of Japan) with an aggregate market capitalization of approximately $177. 7 billion (o19.6 trillion) were traded on the Japanese OTC market at August 31, 1999. Set forth below is information relating to the thirty most actively traded companies (market capitalization of over o50 billion) traded on the Japanese OTC market in the period from September 1998 to August 1999. The information is presented separately in terms of both U.S. dollars and Japanese yen. At August 31, 1999, these companies comprised approximately 31.1% of the aggregate market capitalization of the 856 companies, excluding The Bank of Japan, traded on the Japanese OTC market as of such date:


                 Most Actively Traded Japanese OTC Companies (1)
                                   (in U.S.$)

                                                                                                   Average
                                                                                                   Monthly    Market      Share-
                                                                   1999 Market Prices              Trading   Capital-    Holders'
                                                                        (US$)(2)                    Volume   ization      Equity
                                                                ----------------------------          (3)       (4)         (5)
Name                        Business                            High       Low         Close      (000 shs.) (US$ mil.)  (US$ mil.)
----                        --------                            ----       ---         -----      ---------------------  ----------
1   Bodysonic               Movie maker                      $   16.87   $    1.11   $   14.41      10,553   $     727   $   17.19
2   THK                     Bearing maker                        31.70       10.60       30.43       5,637        3520      664.36
3   JAFCO                   Venture capital                      77.13       22.97       70.69       2,637        3403      787.07
4   Trend Micro             Software maker                      218.68       54.25      218.68       2,320        4644      103.75
5   KIS Denki               Home electronics retail              30.94        7.63       27.12       2,005         439      158.59
6   Amway Japan             Direct mail sales                    11.78        7.63       10.43       2,119        1502      537.03
7   Aruze                   Pachinko machine maker              118.66       20.00       88.15       2,015        7482      611.70
8   Oracle Corp. Japan      System vender                       133.92       60.39      115.27       2,777        9823      383.30
9   Yamada Denki            Home electronics retail              63.40       20.68       59.33       1,651        1275      252.25
10  InterQ                  Internet provider                   197.49      133.07      165.28       2,129        1007        3.31
11  Mandom                  Cosmetics maker                      33.57        6.87       31.02       1,066         729      225.81
12  Innotech                Semicon-related trading              32.80        4.83       29.58       1,037         527      163.88
13  Venture Link            Franchise chain support              38.82        3.31       36.96         968         573       44.41
14  I-O Data Device         PC memory supplier                   40.18       15.26       33.65       1,071         499      159.10
15  Yoshinoya D & C         Fast food chain                      24.58       10.43       22.04         975        1460      516.50
16  United Arrows           Clothing retail                     171.22      105.95      160.20       1,401        1274       21.79
17  Avex                    Music producer                      198.34       41.53      183.93       1,167        2188      184.52
18  Daiichikosho            Karaoke equipment                    34.75        9.15       34.58         710         648      564.03
19  Justsystem              PC software developer                16.19        5.85       15.26         905         458      187.52
20  Aucnet                  Used car auctioneer                  80.61       15.26       73.74         770         769       47.66
21  Goodwill Group          Human resources provider            406.85      194.95      406.85       1,050        1660        6.22
22  H.I.S                   Airline ticket retail                36.87       17.71       31.36         688         532      180.01
23  Megachips               Custom LSI maker                    150.03       36.87      127.99         714        1483       55.30
24  Square                  Software maker                       46.02       18.65       46.02         674        1503      293.74
25  Japan Business
    Computer                Computer wholesale                   27.29        8.31       22.04         722         424       90.13
26  Hokuto                  Mushroom grower                      58.06       20.09       47.72         677         837      144.35
27  Alpha Systems           Software developer                   94.93       49.58       62.30         839         544       45.13
28  Fujimi                  Polishing material maker             59.33       32.21       47.47         527         741      269.43
29  Gulliver
    International           Used cars retail                     81.45       21.19       73.32         798         549       14.00
30  Joint                   Condominium developer                95.78       10.26       73.74         979         478       19.27

    Average of 30 companies (7):                                                                     1,719   $ 1,723.3   $  224.37
                                                                                                     =====   =========   =========

                                    After
                                   Tax Net       Total        Div'd          P/E
                                   Income       Assets        Yield         Ratio
                                     (5)          (5)                        (6)
Name                              (US$ mil.)   (US$ mil.)       (%)          (x)
----                              ----------   ----------       ---          ---
1   Bodysonic                     $    3.89    $   75.18         -%         186.8x
2   THK                               34.04     1,647.61        0.42           --
3   JAFCO                            (69.85)    2,120.58        0.30           --
4   Trend Micro                        8.93       147.96        0.04        520.0
5   KIS Denki                         11.32       354.78        0.56         38.8
6   Amway Japan                      108.31       934.30        8.13         13.9
7   Aruze                            181.48     1,220.42        0.19         41.2
8   Oracle Corp. Japan                67.55       535.27        0.66        145.4
9   Yamada Denki                      26.12       666.34        0.33         48.8
10  InterQ                             0.83         9.97         --        1213.2
11  Mandom                            13.42       352.59        0.55         54.3
12  Innotech                         (25.41)      637.37        0.21           --
13  Venture Link                      (1.62)      112.66        0.23           --
14  I-O Data Device                   10.93       276.92        0.45         45.7
15  Yoshinoya D & C                   45.24       646.34        1.04         32.3
16  United Arrows                      9.75        56.65        0.04        130.7
17  Avex                              33.66       369.07        0.30         65.0
18  Daiichikosho                      19.55     1,425.11        0.86         33.1
19  Justsystem                       (44.51)      314.99         --            --
20  Aucnet                             0.65        97.19        0.19       1183.1
21  Goodwill Group                    (0.83)       51.07        0.02           --
22  H.I.S                             11.01       409.58        0.42         48.3
23  Megachips                          7.19       156.67        0.07        206.3
24  Square                            35.18       487.95        0.76         42.7
25  Japan Business
    Computer                          11.95       288.60        0.38         35.5
26  Hokuto                            15.88       229.09        0.44         52.7
27  Alpha Systems                      4.16        99.36        0.24        130.8
28  Fujimi                            22.98       337.36        0.45         32.2
29  Gulliver
    International                      4.68        58.07        0.06        117.3
30  Joint                              5.16       205.26        0.29         92.6

    Average of 30 companies(7)    $   18.41    $  477.04        0.65%       187.4x
                                  =========    =========        ====        =====

Notes:
      1) These actively traded issues were chosen on the basis of actual trading volume for the six-month period through August 1999. Exchange rate used: (YEN)117.98/$1.00
      2)    High and low prices are adjusted for free share distributions.
      3)    Average of September, 1998 through August, 1999.
      4)    As of August 31, 1999.
      5) Figures based upon fiscal years ending in 1998. Losses are indicated in parentheses.
      6)    Based on fiscal year 1998 actual earnings reported by Toyo Keizai.
      7)    Simple average.
Source: Nomura Asset Management Co., Ltd.

                 Most Actively Traded Japanese OTC Companies (1)

                                   (in (YEN))


                                                                                                            Average
                                                                                                             Monthly      Market
                                                                      1999 Market Prices                     Trading      Capital-
                                                                           (YEN)(2)                          Volume      ization
                                                                   ----------------------------               (3)          (4)
Name                        Business                              High          Low         Close           (000 shs.)  (YEN mil.)
----                        --------                              ----          ---         -----           ----------  ----------
1   Bodysonic             Movie maker                         (YEN)1,990      (YEN)131    (YEN)1,700        10,553     (YEN)85.8
2   THK                   Bearing maker                            3,740         1,250         3,590         5,637         415.3
3   JAFCO                 Venture capital                          9,100         2,710         8,340         2,637         401.5
4   Trend Micro           Software maker                          25,800         6,400        25,800         2,320         547.9
5   KIS Denki             Home electronics retail                  3,650           900         3,200         2,005          51.8
6   Amway Japan           Direct mail sales                        1,390           900         1,230         2,119         177.2
7   Aruze                 Pachinko machine maker                  14,000         2,360        10,400         2,015         882.7
8   Oracle Corp. Japan    System vender                           15,800         7,125        13,600         2,777        1158.9
9   Yamada Denki          Home electronics retail                  7,480         2,440         7,000         1,651         150.5
10  InterQ                Internet provider                       23,300        15,700        19,500         2,129         118.8
11  Mandom                Cosmetics maker                          3,960           810         3,660         1,066          86.1
12  Innotech              Semicon-related trading                  3,870           570         3,490         1,037          62.1
13  Venture Link          Franchise chain support                  4,580           390         4,360           968          67.6
14  I-O Data Device       PC memory supplier                       4,740         1,800         3,970         1,071          58.9
15  Yoshinoya D & C       Fast food chain                          2,900         1,230         2,600           975         172.2
16  United Arrows         Clothing retail                         20,200        12,500        18,900         1,401         150.3
17  Avex                  Music producer                          23,400         4,900        21,700         1,167         258.2
18  Daiichikosho          Karaoke equipment                        4,100         1,080         4,080           710          76.5
19  Justsystem            PC software developer                    1,910           690         1,800           905          54.0
20  Aucnet                Used car auctioneer                      9,510         1,800         8,700           770          90.7
21  Goodwill Group        Human resources provider                48,000        23,000        48,000         1,050         195.8
22  H.I.S                 Airline ticket retail                    4,350         2,090         3,700           688          62.7
23  Megachips             Custom LSI maker                        17,700         4,350        15,100           714         175.0
24  Square                Software maker                           5,430         2,200         5,430           674         177.4
25  Japan Business
    Computer              Computer wholesale                       3,220           980         2,600           722          50.1
26  Hokuto                Mushroom grower                          6,850         2,370         5,630           677          98.8
27  Alpha Systems         Software developer                      11,200         5,850         7,350           839          64.2
28  Fujimi                Polishing material maker                 7,000         3,800         5,600           527          87.4
29  Gulliver
    International         Used cars retail                         9,610         2,500         8,650           798          64.8
30  Joint                 Condominium developer                   11,300         1,210         8,700           979          56.4

    Average of 30 companies (7):                                                                             1,719    (YEN)203.3
                                                                                                             =====         =====

                                     Share-            After
                                     Holders'         Tax Net       Total           Div'd          P/E
                                     Equity           Income       Assets           Yield         Ratio
                                       (5)              (5)          (5)                           (6)
Name                                (YEN mil.)       (YEN mil.)   (YEN mil.)          (%)          (x)
----                              ------------       ----------   ----------          ---          ---

1   Bodysonic                      (YEN)2,028       (YEN)459     (YEN)8,870           -%           186.8x
2   THK                                78,381          4,016        194,385          0.42             --
3   JAFCO                              92,859         (8,241)       250,186          0.30             --
4   Trend Micro                        14,240          1,053         17,456          0.04          520.0
5   KIS Denki                          18,711          1,336         41,857          0.56           38.8
6   Amway Japan                        63,359         12,778        110,229          8.13           13.9
7   Aruze                              72,168         21,411        143,985          0.19           41.2
8   Oracle Corp. Japan                 45,222          7,969         63,151          0.66          145.4
9   Yamada Denki                       29,760          3,082         78,615          0.33           48.8
10  InterQ                                391             98          1,176           --          1213.2
11  Mandom                             26,641          1,583         41,598          0.55           54.3
12  Innotech                           19,334         (2,998)        75,197          0.21             --
13  Venture Link                        5,239           (191)        13,292          0.23             --
14  I-O Data Device                    18,771          1,290         32,671          0.45           45.7
15  Yoshinoya D & C                    60,937          5,337         76,255          1.04           32.3
16  United Arrows                       2,571          1,150          6,683          0.04          130.7
17  Avex                               21,770          3,971         43,543          0.30           65.0
18  Daiichikosho                       66,544          2,307        168,135          0.86           33.1
19  Justsystem                         22,124         (5,251)        37,162           --              --
20  Aucnet                              5,623             77         11,466          0.19         1183.1
21  Goodwill Group                        734            (98)         6,025          0.02             --
22  H.I.S                              21,237          1,299         48,322          0.42           48.3
23  Megachips                           6,524            848         18,484          0.07          206.3
24  Square                             34,655          4,151         57,568          0.76           42.7
25  Japan Business
    Computer                           10,633          1,410         34,049          0.38           35.5
26  Hokuto                             17,031          1,874         27,028          0.44           52.7
27  Alpha Systems                       5,325            491         11,722          0.24          130.8
28  Fujimi                             31,787          2,711         39,802          0.45           32.2
29  Gulliver
    International                       1,652            552          6,851          0.06          117.3
30  Joint                               2,273            609         24,216          0.29           92.6

    Average of 30 companies (7):  (YEN)26,471     (YEN)2,171    (YEN)56,282          0.65%         187.4x
                                       ======          =====         ======          ====          =====

Notes:
      1) These actively traded issues were chosen on the basis of actual trading volume for the six-month period through August 1999.
      2)    High and low prices are adjusted for free share distributions.
      3)    Average of September, 1998 through August, 1999.
      4)    As of August 31, 1999.
      5) Figures based upon fiscal years ending in 1998. Losses are indicated in parentheses.
      6)    Based on fiscal year 1998 actual earnings reported by Toyo Keizai.
      7)    Simple average.
Source: Nomura Asset Management Co., Ltd.

Market Growth

      As stated above, the Japanese OTC market has generally experienced significant growth in terms of the number of registered companies and aggregate market capitalization. The growth of the Japanese OTC market for the period January 1, 1989 through July 31, 1999, is illustrated by the table set forth below:


                                                                                   % of Second Section of
                                                                                    Tokyo Stock Exchange
          Number of                                                                 --------------------
         Registered          Monthly Trading                   Year-end            Trading       Market
Year     Companies(1)           Value(1)                Market Capitalization(2)    Value   Capitalization(2)
----     ------------  ----------------------------     ------------------------    -----   -----------------
         (Year End)      US$     (YEN)(Millions)(3)      US$     (YEN)(Billions)(3)   (%)          (%)
                     (Thousands)                     (Millions)
1989        263      $1,234,014    (YEN)170,442      $   85,230     (YEN)12,232       30.1%       60.4%
1990        342       3,474,620         503,403          87,326          11,825       58.3        84.0
1991        430       3,101,479         417,428         102,892          12,881      132.2       107.5
1992        436         712,278          90,210          63,650           7,943       88.1        93.6
1993        477       2,146,123         238,606         100,349          11,228       89.4       104.0
1994        568       4,378,617         447,626         145,828          14,558      111.0        89.6
1995        678       5,213,183         490,352         141,247          14,535      119.0        93.9
1996        762       4,519,101         491,633         128,510          14,904      123.0       133.2
1997        834       1,830,198         221,454          71,021           9,227      128.2       131.4
1998        856         969,396         126,894          67,208           7,742      109.5       104.7
1999(1)     858       5,539,533         659,244         158,574          18,278      230.3       124.2

      Notes:

      (1)   Through July 31.
      (2)   Excluding The Bank of Japan.
      (3) This table utilizes average yearly exchange rates as set forth in "Risk Factors and Special Considerations-- Investment in Japan," except for the 1999 figures which utilize an exchange rate of
            (YEN)119 per U.S. dollar.


Source: Japan Securities Dealers Associations.

      Due to the sharp decline in listed stock prices in 1990, new public offerings of shares of already listed or OTC registered companies were suspended from March 1990 to December 1993, with limited exceptions. Similarly, due to the sharp decline in OTC registered stock prices, new registrations of OTC stock were suspended during the period from December 1991 to May 1992. The Ministry of Finance, eight stock exchanges and the JSDA officially lifted the restrictions on the number of IPO companies in December 1994. During 1999 (through August
31), 30 companies had completed initial public offerings and registered their shares on the Japanese OTC market.

Market Performance


      There are two indices for the Japanese OTC market: the Nikkei OTC Average Index and the JASDAQ Index. The Nikkei OTC Average Index is published twice a day by Nihon Keizai Shimbun in its morning and evening editions. The Nikkei OTC Average Index is a price weighted index which includes all companies registered on the Japanese OTC market except for The Bank of Japan. The indices utilized below for the Tokyo Stock Exchange include the Nikkei 225 Index (the "Nikkei Average"), a price weighted index of 225 selected stocks listed on the First Section of the Tokyo Stock Exchange; the TOPIX, a capitalization weighted index of all stocks listed on the First Section of the Tokyo Stock Exchange; and the Tokyo Stock Exchange Second Section Stock Price Index (the "TSE Second Section Index"), a capitalization weighted index of all stocks listed on the Second Section of the Tokyo Stock Exchange. Since December 28, 1992, the JSDA has published a capitalization weighted index, known as the JASDAQ Index, of all stocks registered on the Japanese OTC market except for The Bank of Japan. However, since the data in the JASDAQ Index is only available since October 28, 1991, the use of this index for long-term performance comparisons is still limited although it provides some useful information concerning relevant market activity.


      Set forth below is certain statistical performance information relating to the Japanese OTC market and the First and Second Sections of the Tokyo Stock Exchange. These figures relate to the compounded annualized return as measured by various indices for specified periods through August 31, 1999.

                          Compounded Annualized Return
                                    (U.S. $)

                                   Nikkei                               TSE
                                    OTC     Nikkei                Second Section
Period Ending August 31, 1999     Average   Average      TOPIX         Index
-----------------------------     -------   -------      -----         -----

 1 year........................    213.3%    58.7%       69.1%        157.8%
 2 years.......................     36.1      1.8         5.1          28.6
 3 years.......................      2.5     (5.3)       (2.4)          4.2
 4 years.......................      1.7     (3.9)       (2.5)          4.3
 5 years.......................     (3.8)    (5.2)       (4.3)         (1.9)
 6 years.......................      0.5     (4.0)       (3.4)          0.4
 7 years.......................      5.2      1.1         2.4           6.1
 8 years.......................     (2.1)    (0.4)        0.6           1.1
 9 years.......................     (4.1)    (1.4)       (0.4)         (2.0)
10 years.......................      3.4     (4.0)       (3.1)         (0.5)

Note: Returns shown above exclude dividends.

Source: Nomura Asset Management Co., Ltd.

      Set forth below is the rate of correlation during the period from August 31, 1994 through August 31, 1999, between the Japanese OTC market and the First and Second Sections of the Tokyo Stock Exchange as measured by the representative indices.

                           Correlation Coefficient (1)

                              Annualized      Nikkei                            TSE
                               Standard         OTC     Nikkei            Second Section
                             Deviation(2)     Average   Average    TOPIX       Index
                             ------------     -------   -------    -----       -----
Nikkei OTC Average.........      31.6%         1.00       0.73     0.79        0.93
Nikkei Average.............      22.9%                    1.00     0.97        0.82
TOPIX......................      21.5%                             1.00        0.88
TSE Second Section Index...      27.8%                                         1.00

Notes:

      1) Correlation Coefficients have been calculated by the Investment Advisor based on monthly changes in the indices for the five-year period ended August 31, 1999, and indicate the degree of relationship between two indices.
            Correlation Coefficients can range between -1.00 and +1.00, with 0.0 showing no relationship, +1.00 showing perfect positive correlation and -1.00 showing perfect inverse correlation.
      2) Standard deviation is based on monthly changes in the indices for the five-year period ended August 31, 1999.

Source: Nomura Asset Management Co., Ltd.


      For the five-year period ended August 31,1999, the Nikkei OTC Average had a compounded annualized rate of return of (3.8%) as compared to that for TOPIX of (4.3%) in U.S. dollar terms. The sharp rise of the Nikkei OTC Average during the last one year by 213.3%, compared to a 69.1% rise of TOPIX, almost offset its relatively weak performance against TOPIX for the preceding four years. The TSE Second Section Index, which represents smaller capitalization issues, recorded a higher compounded annualized rate of return of (1.9%) than did the Nikkei OTC Average during such five-year period.

      The Nikkei OTC Average exhibited lower correlation with the Nikkei Average and TOPIX and relatively high correlation with the TSE Second Section Index. The higher correlation between the Nikkei OTC Average and the TSE Second Section Index is attributable to the fact that both markets are dominated by small capitalization issues.


      The volatility of the Nikkei OTC Average was higher than that of any index discussed above, when volatility is measured by standard deviations of monthly changes in the indices for the same five-year period. The Manager believes that Japanese OTC stocks may experience even greater volatility relative to that of exchange listed stocks than the above data suggest.

      Set forth below is further information concerning the performance of the Japanese OTC market and the First and Second Sections of the Tokyo Stock Exchange, as measured by the representative indices in yen terms. The information is presented on a quarterly basis for the period form the first quarter of 1994 through the second quarter of 1999.

                       Quarterly Changes in Market Indices

                            (% changes; (YEN) basis)
                 Nikkei                               TSE
                   OTC       Nikkei               Second Section
                 Average    Average      TOPIX        Index
                 -------    -------      -----        -----
1994      1Q      19.9%        9.7%        8.6%       17.8%
          2Q      11.0         8.0         7.0        13.7
          3Q      (4.7)       (5.2)       (5.8)      (10.2)
          4Q      (3.3)        0.8        (1.1)       (4.8)
1995      1Q     (23.4)      (18.2)      (16.1)      (19.5)
          2Q      (8.3)      (10.1)       (8.5)      (12.6)
          3Q      17.0        23.4        20.1        24.7
          4Q       2.0        10.9         9.7        10.1
1996      1Q       5.2         7.7         3.8         0.2
          2Q      10.9         5.3         4.6         8.7
          3Q      (9.2)       (4.3)       (5.0)       (6.1)
          4Q     (15.6)      (10.2)       (9.6)      (13.5)
1997      1Q     (14.7)       (7.0)       (6.6)       (9.9)
          2Q       7.6        14.5        13.1        12.4
          3Q     (25.9)      (13.2)      (10.7)      (22.5)
          4Q     (20.3)      (14.7)      (15.4)      (16.5)
1998      1Q       9.1         8.3         6.5        11.9
          2Q      (3.4)       (4.2)       (1.7)       (2.4)
          3Q     (13.2)      (15.3)      (15.2)      (13.9)
          4Q       9.9         3.3         4.2         4.9
1999      1Q      46.6        14.4        16.6        34.1
          2Q      40.0        10.7        11.8        35.9
Source: Nomura Asset Management Co., Ltd.


              Japanese OTC Market Index & Nikkei Average Comparison


      The following graph compares the relative performance of the Japanese OTC market, as measured by the Nikkei OTC Average, and the First Section of the Tokyo Stock Exchange, as measured by the Nikkei Average, for the period from March 1, 1990 through August 31, 1999.

                               [GRAPHIC OMITTED]

Source: Nomura Asset Management Co., Ltd.

Liquidity of the Japanese OTC Market

      The liquidity of the Japanese OTC market is limited by the small number of publicly held shares which trade on a regular basis. The overall market liquidity has, however, improved in recent years. Average monthly trading value has increased from $1,235 million (Yen 170 billion) in 1989 to $5,540 million (Yen 659 billion) in 1999 (through July 31). During the same period, the market liquidity of the Japanese OTC market has increased significantly relative to the Second Section of the Tokyo Stock Exchange. The average monthly trading value of the Japanese OTC market as a percentage of the average monthly trading value of the Second Section of the Tokyo Stock Exchange increased from 30.1% in 1989 to 230.3% in 1999 (through July 31). The increasing number of new companies registering with the Japanese OTC market and growing institutional investor interest in the market have contributed to the growth of the trading value. The Manager expects the market liquidity to improve further as the number of OTC registered companies should continue to increase.

Regulation of the Japanese OTC Market

      The principal securities law in Japan is the Securities and Exchange Law (Law No. 25 of 1948, as amended) (the "Securities and Exchange Law"). This law provides overall regulation for the issuance of securities in public and private offerings and for secondary market trading. Corporate issuers that have registered securities under the Securities and Exchange Law, as well as corporate issuers whose securities are listed on the Japanese stock exchanges or are registered on the Japanese OTC market, become subject to the disclosure requirement that they file annual securities reports, semi-annual reports and extraordinary reports with the Director of Local Finance Bureau (or Fukuoka Branch), an organ of the Ministry of Finance ("MOF"), pursuant to the Securities and Exchange Law. These reports are made available for public inspection. Further, registered OTC corporations must also file copies of such reports with the JSDA for public inspection.

      The so-called "five percent rule" of the Securities and Exchange Law is applicable to publicly traded corporations, including registered OTC corporations. When any person has become, solely or jointly, the holder of more than five percent of the total voting shares issued by such a company, a report concerning such shareholding must be filed with the Director of Local Finance Bureau (or Fukuoka Branch) within five business days. A similar report must also be made in respect of any subsequent change of one percent or more in any such shareholding. For this purpose, voting shares issuable to such person upon the conversion of convertible securities or the exercise of warrants are taken into account in determining both the number of shares held by such person and the issuer's total voting shares outstanding. Copies of each such report must be furnished to the issuer of such securities and each Japanese stock exchange on which the securities are listed or, in the case of a registered OTC corporation, the JSDA.

      The tender offer rules under the Securities and Exchange Law are applicable to equity or equity-related securities issued by a company which is subject to periodic disclosure requirements, such as a listed corporation or a registered OTC corporation. All purchases of such securities made outside any Japanese stock exchange or the OTC market must comply with the procedures provided in such rules unless expressly exempted therefrom.

      In the aftermath of irregularities and scandals in the Japanese securities markets uncovered in 1991, the Securities and Exchange Law was amended with effect from January 1, 1992, to prohibit securities companies from operating discretionary accounts and from loss compensation or provision of artificial gains in securities transactions, directly or indirectly, to their customers and making offers or agreements with respect thereto except in the case of compensation for damages, with the confirmation of the MOF, arising from certain types of misconduct or failure to act on the part of securities companies. Investors are prohibited from demanding that a securities company agree to effect, and from receiving after such demand, directly or indirectly, such loss compensation or gain provision.

      The Securities and Exchange Surveillance Commission (the "Commission") was established in July 1992 as an independent agency to the MOF to ensure fairness of securities transactions. The Commission is comprised of three commissioners appointed to a term of three years by the Prime Minister with the Diet's consent and is supported by a staff of more than one hundred persons. The Commission's authority to investigate cases involving allegations of illegal conduct, such as insider trading and market manipulation on the OTC market as well as on exchanges, includes broad investigatory powers and, in addition, with the warrant of a court, compulsory entrance, search and seizure. For such investigation purposes, certain investigatory powers are delegated to the Commission. The Commission is empowered to refer a criminal case to the public prosecutor's office, but the Commission has no power to issue an administrative sanction, the exercise of such power being reserved to other regulators upon the advice of the Commission.

      The regulations on unfair transactions in securities markets under the Securities and Exchange Law were amended in 1992 to cover the OTC market. Such regulations include prohibitions against market manipulation and insider trading. Provisions which prohibit directors, statutory auditors and principal shareholders from effecting short swing transactions, which provisions correspond to Section 16(b) of the U.S. Securities Exchange Act of 1934, as amended (the "1934 Act"), are also applicable to registered OTC companies. Likewise, the reporting obligations of directors, statutory auditors and principal shareholders with respect to the purchase or sale of securities issued by the subject corporation are applicable to persons associated with registered OTC corporations.

      Effective April 1, 1993, the Securities and Exchange Law was amended, among other respects, (i) to permit banks and securities companies to compete in each other's business field, subject to various regulations and restrictions,
(ii) to broaden the definition of "securities" under the Securities and Exchange Law and (iii) to clarify and rationalize the concept of public offering versus private placement and related regulations.

      In parallel with the relaxation of restriction on repurchase by a corporation of its own shares under the Commercial Code, with effect from December 1, 1994, the Securities and Exchange Law was amended to include relevant provisions concerning self tender offer.

      In a move toward separation of public finance section and finance business section within the MOF, in June 1997 the Law Establishing Financial Supervisory Agency was enacted. Pursuant to the Law, the Financial Supervisory Agency (the "FSA") was established as an external agency of the Prime Minister's Office in June 1998 with duties to regulate banking, insurance, securities and other financial businesses and to make surveillance to insure fairness of securities transactions. The Commission was then placed under the FSA. Financial planning and other certain financial administration remained with the MOF.

      To implement measures to deal with failing financial institutions, the Law Establishing Financial Reconstruction Commission was enacted in October 1998 and came into force as of December 15, 1998, whereby the Law Establishing Financial Supervisory Agency was abolished. The Financial Reconstruction Commission (the "FRC") was then established as an external agency of the Prime Minister's Office. The FSA was also put under authority of the FRC; the Commission under authority of the FSA.

      The current regulators that enforce the Securities and Exchange Law consist of the MOF, the FRC, the FSA and the Commission. A summary of the present regulatory scheme is described below. Disclosure regulation is under the control of the MOF. Regulation of financial institutions including securities companies is administered by the FSA. Regulation of JSDA and exchanges is under common control of the MOF and the FRC. Most of investors protection fund regulation is under control of the MOF. With respect to regulation of fraudulent transactions, the Commission has duties to make surveillance, the MOF has powers to impose administrative sanctions on issuers of securities and the FSA has powers to impose administrative sanctions on securities companies.

      As part of implementation of an overall financial system reform plan, the so-called Japanese version of the "Big Bang," the Financial System Reform Law, including an amendment to the Securities and Exchange Law, was enacted in June 1998. The Law came into effect as of December 1, 1998, except that the shift to disclosure based primarily on consolidated accounting came into effect as of April 1, 1999, liberalization of brokerage commissions for stock trading is scheduled to come into force on October 1, 1999, and the remaining restrictions on business scope of securities subsidiaries of banks are scheduled to be lifted between October 1, 1999 and March 31, 2000.

      Major amendments to provisions of the Securities and Exchange Law in light of OTC market regulation include: complete lifting of the ban on securities derivatives, diversification of business operations of securities companies, liberalization of brokerage commissions for stock trading, shift from licensing system to registration system for securities companies, shift to disclosure based primarily on consolidated accounting, strengthening of insider trading and other fair trading rules, and introduction of investor protection fund system.

      The JSDA is a self-regulatory organization incorporated with authorizations from and under supervision of the MOF and the FRC pursuant to the Securities and Exchange Law. Its principal purposes are to insure fairness of and facilitate securities transactions and to provide for protection of investors. All registered Japanese securities companies and foreign securities companies with registered principal branches in Japan are effectively required to be members of the JSDA, which also has registered financial institutions conducting securities business within certain limits as special members.

      The JSDA is the organization in Japan primarily responsible for the supervision of the Japanese OTC market. The JSDA has adopted Rules of Fair Practice, which prescribe requirements applicable to transactions by its members in Japanese OTC market transactions. These requirements include, among other things, prohibitions against undertaking an order at the market price (rather than at a specified price) from customers. The Rules of Fair Practice also provide for the publication of quotations of registered OTC securities, and set forth the requirements governing eligibility for registration on the Japanese OTC market and impose disclosure requirements for its members who act as sponsors with respect to registered OTC issuers. The JSDA also requires that registered OTC corporations make timely disclosure with respect to their financial position as well as the occurrence of events having a material effect on the business of such corporations. Following the introduction of new insider trading regulations, the JSDA has strengthened its regulations concerning insider trading (particularly relating to monitoring such trading), and its members have been asked to introduce new internal regulations setting forth preventative measures against insider trading by their customers. The JSDA may suspend transactions in registered OTC securities and cancel the registration of corporate issuers on the OTC market in the event of a failure to observe the requirements under the Rules of Fair Practice. The JSDA has also adopted a Uniform Practice Code in order to standardize business practices in an effort to achieve efficiency and to eliminate disputes pertaining to OTC market transactions.

      A custody and book-entry transfer and settlement system in effect since October 1992 is currently available for all registered OTC securities. Under this system, shareholders may deposit share certificates with the Japan Securities Depositary Center ("JASDEC") through participants in the system (which normally will be securities companies). The deposited shares will be registered in the name of JASDEC in the OTC company's register of shareholders. The beneficial owners of the deposited shares will be recorded in the register of beneficial owners to be prepared by the OTC company and will be entitled to the same rights and benefits as the shareholders registered in the register of shareholders of the OTC company. For the purpose of transferring the deposited shares, delivery of share certificates is not required.

Recent Incentive Measures for Japanese Venture Businesses

      Various incentive measures have been undertaken in the belief that the creation of new venture businesses is critical for the restructuring of Japanese industry and the promotion of the Japanese economy.

      In April 1998, the Law Concerning Promotion for Transfer of Technological Developments made by Universities, etc. to the Private Sector was enacted. The purpose of this law is to promote the transfer of technological developments from public or private universities and other research centers to the private industrial sectors through Technological Licensing Organizations. Various government subsidies and guarantees are applied to the approved TLOs.

      In December 1998, the Law Concerning Promotion for Creation of New Business was enacted. Under this law, the Small and Medium Companies Enterprise Agency provides subsidies or equity to new businesses identified by such Agency.

      In addition to other national measures, many regional governments and public and private foundations and organizations are providing equity, subsidies, loan or loan guarantees to venture businesses and also assisting the education of venture capitalists.

                 JAPANESE FOREIGN EXCHANGE AND FOREIGN TRADE LAW

General

      The Foreign Exchange and Foreign Trade Law of Japan and the cabinet orders and ministerial ordinances thereunder (the "Foreign Exchange Law") govern certain aspects relating to the transfer of the shares and acquisition and holding of the shares by "exchange non-residents" and by "foreign investors" (both as hereinafter defined).

      "Exchange non-residents" are defined as individuals who are not resident in Japan and corporations whose principal offices are located outside Japan. Generally, branches and other offices located within Japan of non-resident corporations are regarded as exchange residents of Japan and branches and other offices of Japanese corporations located outside Japan are regarded as exchange non-residents of Japan.


      "Foreign investors" are defined to be (i) individuals not resident in Japan, (ii) corporations which are organized under the laws of foreign countries or whose principal offices are located outside Japan and (iii) corporations not less than 50 percent of the shares of which are held by (i) and/or (ii), or a majority of the officers (or officers having the power or representation) of which are non-resident individuals.


      Pursuant to the amendments to the Foreign Exchange Law effected from April 1, 1998, with minor exceptions, all aspects of the foreign exchange and foreign trade transactions which under the previous law were subject to licensing or other approval or prior notification requirements were substituted by the post facto reporting requirement.

      The Fund is considered to be an exchange non-resident and foreign investor.

Acquisition of Shares

      In general, the acquisition of shares of a Japanese company listed on a Japanese stock exchange or traded on an OTC market in Japan ("listed shares") by an exchange non-resident from an exchange resident of Japan is not subject to the prior filing requirement, provided that the Foreign Exchange Law gives the Minister of Finance the power in certain very exceptional circumstances to require prior approval for any such acquisition. An exchange resident who transferred listed shares to an exchange non-resident for value exceeding o100 million must file a report concerning the transfer of securities with the Minister of Finance within 20 days of the date of such transfer.

      If a foreign shareholder acquires listed shares and as a result of such acquisition, aggregated with their existing holdings, if any, such foreign investor and certain related parties hold 10% or more of the issued shares of the relevant company, the foreign investor must file a report of such acquisition with the Minister of Finance and any other competent Minister within 15 days from and including the date of such acquisition. In certain exceptional cases, however, a prior notification of such acquisition must be filed with the Minister of Finance and any other competent Minister, who may modify or prohibit the proposed acquisition.

Dividends and Proceeds of Sales

      Under the Foreign Exchange Law as currently in effect, dividends paid on, and the proceeds of sales in Japan of, shares held by exchange non-residents may, in general, be converted into any foreign currency and repatriated abroad. The acquisition of shares by exchange non-residents by way of stock splits is not subject to any of the foregoing requirements.

                             INVESTMENT RESTRICTIONS

      The Fund has adopted the following restrictions and policies relating to the investment of its assets and its activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the 1940 Act means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). The Fund may not:

      1. Make investments for the purpose of exercising control or management.

      2. Purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization, or by purchase in the open market of securities of closed-end investment companies where no underwriter's or dealer's commission or profit, other than customary broker's commission, is involved and only if immediately thereafter not more than 10% of the Fund's total assets would be invested in such securities.

      3. Purchase or sell real estate, commodities or commodity contracts; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein and the Fund may deal in forward foreign exchange and the Fund may purchase and sell financial and currency options futures contracts and related options.

      4. Issue senior securities or borrow amounts in excess of 10% of' its total assets taken at value.

      5. Underwrite securities of other issuers except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities.

      6. Make loans to other persons, except that the Fund may purchase debt securities and enter into repurchase agreements in accordance with its investment objective and policies.

      7. Purchase any securities on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities (the deposit or payment by the Fund of initial or variation margin in connection with futures contracts and options transactions is not considered the purchase of a security on margin).

      8. Make short sales of securities or maintain a short position or invest in put, call, straddle or spread options, except to the extent described herein.

      9. Invest more than 25% of its total assets (taken at market value at the time of each investment) in securities of issuers in a single industry.

      An additional investment restriction adopted by the Fund, which may be changed by the Board of Directors, provides that the Fund may not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (4) above or except as may be necessary in connection with futures and options transactions.

      If a percentage restriction on investment policies or the investment or use of assets set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changing values will not be considered a violation.

                           DIVIDENDS AND DISTRIBUTIONS

      The Fund intends to distribute, at least annually, substantially all its net investment income and its net capital gains, if any. However, as of February 28, 1999, the Fund had a capital loss carryforward which will offset capital gain net income realized by the Fund after that date until the capital loss carryforward has been completely offset or has expired. As a result, gains realized by the Fund from the sale or other disposition of portfolio securities and from certain transactions in futures and options will not give rise to net capital gains until the capital loss carry forward has been eliminated. The Fund does not intend to distribute amounts realized from such transactions until its capital loss carryforward has been eliminated. For details concerning the Fund's capital loss carryforward, see the Financial Statements. See "Dividend Reinvestment Plan" for information concerning the manner in which dividends and distributions to shareholders may be automatically reinvested in shares of the Fund. Dividends and distributions are taxable to shareholders under certain circumstances as described below, whether they are reinvested in shares of the Fund or received in cash.

                                      TAXES

      General. It is the Fund's intention to distribute substantially all of the Fund's net investment income, if any, in dividend payments declared at least annually. All net realized capital gains, if any, will be distributed to the Fund's shareholders at least annually. Dividends and distributions may be automatically reinvested in shares of the Fund at net asset value without an initial sales charge. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash.

      The Code requires a regulated investment company to pay a nondeductible 4% excise tax to the extent the Fund does not distribute, during each calendar year, the sum of 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to minimize imposition of the 4% excise tax, there can be no assurance that a sufficient amount of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

      A loss realized on a sale of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

      The Fund may invest up to 10% of its total assets in securities of closed-end investment companies. If the Fund purchases shares of an investment company (or similar investment entity) organized under foreign law, the Fund will be treated as owning shares in a passive foreign investment company ("PFIC") for U.S. Federal income tax purposes. The Fund may be subject to U.S. Federal income tax, and an additional tax in the nature of interest (the "interest charge"), on a portion of the distribution from such a company and on gain from the disposition of the shares of such a company (collectively referred to as "excess distributions"), even if such excess distributions are paid by the Fund as a dividend to its shareholders. The Corporation may be eligible to make an election with respect to certain PFICs in which the Fund owns shares that will allow it to avoid the taxes on excess distributions. However, such election may cause the Fund to recognize income in a particular year in excess of the distributions received from PFICs. Alternatively, under recent legislation the Fund could elect to "mark-to-market" at the end of each taxable year all shares that it holds in PFICs. If it made this election, the Fund would recognize as ordinary income any increase in the value of such shares over their adjusted basis and as ordinary loss any increase in such value to the extent it did not exceed prior increases. By making the mark-to-market elec-tion, the Fund could avoid imposition of the interest charge with respect to its distributions from PFICs, but in any particular year might be required to recognize income in excess of the distributions the Fund received from PFICs and its proceeds from disposition of PFIC stock.

      Distributions. Dividends paid by the Fund from the Fund's ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares. Any loss upon the sale of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares, and after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Generally not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any capital gain dividends.

      Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in October, November or December of the previous year to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

      Any dividends paid shortly after a purchase of Fund shares by an investor may have the effect of reducing the per share net asset value of the investor's shares by the per share amount of the dividends. Furthermore, such dividends, although in effect a return of capital, are subject to Federal income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends, including capital gain dividends, which are expected to be or have been announced.

      Withholding Taxes. Ordinary income dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities will be subject to a 30% U.S. withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

      Dividends and interest received by the Fund may be subject to withholding and other taxes imposed by Japan. Tax conventions between Japan and the U.S. may reduce or eliminate such taxes. Shareholders may be able to claim U.S. foreign tax credits with respect to such taxes, subject to certain conditions and limitations contained in the Code. For example, certain retirement accounts cannot claim foreign tax credits on investments in foreign securities held in the Fund. In addition, recent legislation permits a foreign tax credit to be claimed with respect to withholding tax on a dividend only if the shareholder meets certain holding period requirements. The Fund also must meet these holding period requirements, and if the Fund fails to do so, it will not be able to "pass through" to shareholders the ability to claim a credit or a deduction for the related foreign taxes paid by the Fund. If the Fund satisfies the holding period requirements and if more than 50% in value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible and may file an election with the Internal Revenue Service pursuant to which shareholders of the Fund will be required to include their proportionate shares of such withholding taxes in their U.S. income tax returns as gross income, treat such proportionate shares as taxes paid by them directly, and deduct such proportionate shares in computing their taxable incomes or, alternatively, use them as foreign tax credits against their U.S. income taxes. No deductions for foreign taxes, moreover, may be claimed by non-corporate shareholders that do not itemize deductions. A shareholder that is a nonresident alien individual or a foreign corporation may be subject to U.S. withholding tax on the income resulting from the Fund's election described in this paragraph but not be able to claim a credit or deduction against such U.S. tax for foreign taxes treated as having been paid by such shareholder. The Fund will report annually to its shareholders the amount per share of such withholding taxes and other information needed to claim the foreign tax credit.

      Backup Withholding. Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Special Rules for Certain Foreign Currency Transactions

      In general, gains from foreign currencies and from foreign currency options, foreign currency futures and forward foreign exchange contracts relating to investments in stock, securities or foreign currencies will be qualifying income for purposes of determining whether the Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures and forward foreign currency contracts will be valued for purposes of the RIC diversification requirements applicable to the Fund.

      Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from certain debt instruments, from certain forward contracts, from futures contracts that are not "regulated futures contracts" and from unlisted options will be treated as ordinary income or loss under Code Section 988. In certain circumstances, the Fund may elect capital gain or loss treatment for such transactions. In general, however, such Code Section 988 gains or losses will increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary income dividend distributions, and all or a portion of distributions made before the losses were realized but in the same taxable year would be recharacterized as a return of capital to shareholders, thereby reducing each shareholder's basis in the Fund shares (assuming the shares were held as a capital asset).

      The Fund may effect forward foreign exchange and other foreign currency transactions that are subject to the provisions of Code Section 1256. Such forward foreign exchange and other foreign currency transactions that are "section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each forward foreign exchange or foreign currency options or futures contract will be treated as sold for its fair market value on the last day of the taxable year. In general, if the Fund is eligible to make and does make a special election, gain or loss from forward foreign currency contracts subject to Code section 1256 will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

      Code section 1092, which applies to certain "straddles," may affect the taxation of the Fund's sales of securities and foreign currency transactions. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain sales of securities and certain closing transactions in foreign currency contracts.

      The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and the Treasury Regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

Foreign, State and Local Taxes

      Ordinary income and capital gain dividends may also be subject to state and local taxes. Shareholders are advised to consult their own tax advisors concerning foreign, state and local tax matters.

Japanese Taxes

      In the opinion of Hamada & Matsumoto, Japanese counsel for the Fund, the operations of the Fund as described in this Prospectus will not subject the Fund to any Japanese income, capital gains or other taxes except for withholding taxes on interest and dividends paid to the Fund by Japanese corporations. In the opinion of such counsel, under the tax convention between the United States and Japan (the "Convention") as currently in force, a Japanese withholding tax at a rate of 15% is, with certain exceptions, imposed upon dividends paid by Japanese corporations to the Fund. Pursuant to the present terms of the Convention, interest received by the Fund from sources within Japan is subject to a Japanese withholding tax at a rate of 10%.

      The foregoing is only a summary of certain rules and tax consequences affecting the Fund and its shareholders. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund and regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors also should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                             DIRECTORS AND OFFICERS

      The Board of Directors of the Fund consists of six individuals, four of whom are not "interested persons" of the Fund as defined in the 1940 Act (the "non-interested Directors"). 'The Directors are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Directors of the Fund are also directors of Jakarta Growth Fund, Inc., and Korea Equity Fund, Inc., closed end non-diversified investment companies and Nomura Pacific Basin Fund, Inc., an open-end diversified investment company also managed by the Manager and advised by the Investment Advisor.

      The Directors and principal executive officers of the Fund, their ages and their principal occupations for at least the last five years are set fort below. Unless otherwise noted, the address of each Director and officer is 180 Maiden Lane, New York, New York 10038-4936.

      William G BARKER, JR. (66)--Director(2)--111 Parsonage Road, Greenwich, Connecticut 06830. Consultant to the television industry since 1991.

      GEORGE H. CHITTENDEN (82)--Director(2)--155 Buffalo Bay Neck Road, Madison, Connecticut 06443. Director of Bank Audi (USA).


      NOBUO KATAYAMA (52)--President and Director(1)(2)(3)--President and Director of the Manager since 1999. Marketing Officer of the Investment Advisor from 1997 to 1999, Director and Chief Portfolio Manager thereof from 1993 to 1997.


      CHOR WENG TAN (63)--Director(2)--3 Park Avenue, New York, New York 10016. Managing Director for Education, The American Society of Mechanical Engineering, since 1991. Director of Tround International, Inc. from 1984 to 1997.

      ARTHUR R. TAYLOR (64)--Director(2)--2400 Chew Street, Allentown, Pennsylvania 18104. President of Muhlenberg College since 1992. Dean of the Faculty of Business of Fordham University from 1985 to 1992. Chairman of Arthur
R. Taylor & Co. (investment firm). Director of Louisiana Land & Exploration Company and Pitney Bowes, Inc. from 1982 to 1997.

      JOHN F. WALLACE (71)--Vice President and Director(1)(2)--Senior Vice President of the Manager since 1981, Secretary thereof since 1976, Treasurer thereof since 1984 and Director thereof since 1986.

      KEISUKE HARUGUCHI (49)--Vice President(1)(2)--Senior Vice President and a Director of the Manager since 1999; Senior Manager of the Investment Advisor from 1997 to 1998; Manager of Nomura Securities from 1994 to 1996.

      JOHN J. BORETTI (47)--Secretary and Treasurer(1)(2)--Senior Vice President of the Manager since 1996. Vice President and Chief Financial Officer of Kidder Peabody Asset Management, Inc. and Kidder, Peabody Mutual Funds and Vice President of Kidder, Peabody & Co., Inc. from 1993 to 1995.

                                  ------------

      (1) "Interested person", as defined in the 1940 Act, of the Fund.

      (2) Such Director or officer is a director or officer of one or more other investment companies for which the Manager acts as manager.

      (3) Elected as a Director effective June 1, 1999.

      The Fund's Audit and Nominating Committees consist of all non-affiliated Directors. As of August 31, 1999, the Directors and officers of the Fund as a group owned an aggregate of less than 1% of the outstanding shares of the Fund.

Compensation of Directors

      The Fund pays fees to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses related to attendance at such meetings. Fees and out-of-pocket expenses paid to unaffiliated Directors aggregated $34,028 for the year ended February 28, 1999. The Fund has paid affiliated directors' out of pocket expenses in connection with attendance at meetings of the Board of Directors, such expenses aggregated $6,047 for the fiscal year ended February 28, 1999.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid by all investment companies managed by the Manager or advised by the Investment Advisor to the Directors:

                                Aggregate            Pension or Retirement     Total Compensation from
                               Compensation       Benefits Accrued as Part of   Fund Complex Paid to
                               From Fund for          Fund Expense for its       Directors During the
                           Its Fiscal Year Ended       Fiscal Year Ended         Calendar Year Ended
Name of Director             February 28, 1999         February 28, 1999          December 31, 1998*
----------------           ---------------------  ---------------------------  -----------------
William G. Barker, Jr. ..         $7,000                    None                      $29,000
George H. Chittenden.....         $7,000                    None                      $29,000
Nobuo Katayama**.........             --                    None                           --
Chor Weng Tan............         $7,000                    None                      $29,000
Arthur R. Taylor.........         $7,000                    None                      $29,000
John F. Wallace..........             --                    None                           --

----------
*In addition to the Fund, the "Fund Complex" includes Jakarta Growth Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc.
**Elected as a Director effective June 1, 1999.

                 MANAGEMENT AND INVESTMENT ADVISORY ARRANGEMENTS

The Manager

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the management company for the Fund. The Manager, a New York corporation with its office located at 180 Maiden Lane, New York, New York 10038-4936, is a majority-owned subsidiary of Nomura Asset Management Co., Ltd. (the "Investment Advisor"). The Manager also provides global investment advisory services, primarily with respect to Japanese securities and other Pacific Basin securities, for U.S. institutional clients. The Manager also acts as one of the investment advisors to six other investment companies (three of which are registered as investment companies under the 1940 Act).

      Under its management agreement with the Fund (the "Management Agreement"), the Manager agrees to provide, or arrange for the provision of, investment advisory and management services to the Fund, subject to the oversight and supervision of the Board of Directors of the Fund. In addition to the management of the Fund's portfolio in accordance with the Fund's investment objective and policies and the responsibility for making decisions to buy, sell or hold particular securities, the Manager is obligated to perform, or arrange for the performance of the administrative and management services necessary for the operation of the Fund. The Manager is also obligated to provide all the office space, facilities, equipment and personnel necessary to perform its duties thereunder.

      Mr. Nobuo Katayama, President of the Fund and President of the Manager, is primarily responsible for the day-to-day management of the portfolio of the Fund. Mr. Katayama has held such responsibilities for the Fund since 1999 and has served as President of the Manager since 1999.

The Investment Advisor

      In accordance with the terms of the Management Agreement, the Manager has retained the Investment Advisor to act as the investment advisor for the Fund. Pursuant to the investment advisory agreement between the Manager and the Investment Advisor (the "Investment Advisory Agreement"), the Investment Advisor has agreed to furnish the Fund with economic research, securities analysis and investment recommendations and to review and render investment advice with respect to the Fund. The Investment Advisor is not responsible for the actual portfolio decisions of the Fund

      The Investment Advisor, a Japanese corporation with its principal office located at 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan, provides investment advisory services for Japanese and international clients. The Investment Advisor, together with its affiliates, had approximately $160 billion in assets under management as of August 31, 1999. The Investment Advisor is owned approximately 30% by The Nomura Group Companies, including 5% owned directly by Nomura Securities and approximately 70% owned by unaffiliated persons with no single shareholder owning more than 5%. Nomura Securities is the largest securities company in Japan.

Compensation and Expenses

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets (i.e., the average weekly value of the total assets of the Fund minus the sum of accrued liabilities of the Fund) not in excess of

$50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.90% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and, as of October 13, 1999, 0.80% of the Fund's average weekly net assets in excess of $175 million. This fee is higher than that paid by most management investment companies, but is comparable to fees paid by many U.S. investment companies that invest primarily in a single foreign country. For services performed under the Investment Advisory Agreement, the Investment Advisor receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets not in excess of $50 million, 0.45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million, 0.40% of the Fund's average weekly net assets in excess of $100 million but not in excess of $175 million and, as of October 13, 1999, 0.35% of the Fund's average weekly net assets in excess of $175 million. For purposes of this calculation, average weekly net assets are determined at the end of each month on the basis of the average net assets of the Fund for each week during the month. The assets for each weekly period are determined by averaging the net assets at the last business day of a week with the net assets at the last business day of the prior week.

      For the fiscal years ended February 28, 1999, February 28, 1998, and February 28, 1997, the Fund paid or accrued on behalf of the Manager aggregate management fees of $556,245, $710,467, and $979,956, respectively. The Manager informed the Fund that during the same fiscal years, the Manager paid aggregate advisory fees of $253,062, $315,425, and $446,749, respectively, to the Investment Advisor.


      The Manager and the Investment Advisor will benefit from the Offer because their fees are based on the average of the net assets of the Fund at the end of each month included in the applicable performance period. It is not possible to state precisely the amount of additional compensation the Manger and the Investment Advisor will receive as a result of the Offer because it is not known how many shares will be subscribed for and because the proceeds of the Offer will be invested in additional portfolio securities which will fluctuate in value. However, based on the estimated proceeds from the Offer, assuming all the Rights are exercised in full at the estimated Subscription Price of $12.05 per share, assuming the Fund issues an additional 25% of shares to satisfy over-subscription requests and after payment of the Dealer Manager fees and estimate of expenses, the Manager would receive additional annual fees of approximately $440,000, a portion of which will be paid to the Investment Advisor, as a result of the increase in assets under management over the Fund's current assets under management.


      The Management Agreement obligates the Manager to provide, or arrange for the provision of, investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund, as well as the fees of all Directors of the Fund who are affiliated persons of the Manager or any of its affiliates. The Fund pays all other expenses incurred in its operation, including, among other things, taxes; expenses for legal, tax and auditing services; listing fees; costs of printing proxies, stock certificates, shareholder reports and prospectuses; charges of the custodian, sub-custodians and transfer agent; Securities and Exchange Commission fees; expenses of registering the shares under Federal, state or foreign laws; fees and expenses of unaffiliated Directors; accounting and pricing costs (including the weekly calculation of net asset value); insurance; interest; brokerage costs; litigation and other extraordinary or non-recurring expenses; and other expenses properly payable by the Fund.

Duration and Termination

      Unless earlier terminated as described below, the Management Agreement and the Investment Advisory Agreement will remain in effect from year to year if approved annually (a) by the Board of Directors of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Directors who are not parties to such contracts or interested persons (as defined in the 1940
Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

Enforceability

      The Fund has been advised that there is substantial doubt as to the enforceability in the courts of Japan of judgments against the Investment Advisor predicated upon the civil liability provisions of the Federal securities laws of the United States. The Investment Advisor is advised by U.S. counsel with respect to the Federal securities laws of the United States.

                             PORTFOLIO TRANSACTIONS

      Subject to policies established by the Board of Directors of the Fund, the Manager is primarily responsible for the execution of the Fund's portfolio transactions. In executing such transactions, the Manager seeks to obtain the best results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and the facilities of the firm involved and the firm's risk in positioning a block of securities. While the Manager generally seeks reasonably competitive dealer spreads or commission rates, the Fund does not necessarily pay the lowest spread or commission available.

      The Fund has no obligation to deal with any broker or dealer in execution of transactions in portfolio securities. The Fund expects that, consistent with its policy of obtaining best net results and subject to the requirements of the 1940 Act, a substantial amount of its portfolio transactions conducted on an agency basis may be conducted through Nomura Securities. In addition, subject to obtaining best net results, securities companies which provide supplemental investment research to the Manager, may receive orders for transactions by the Fund. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement, and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. It is possible that certain of the supplementary investment research so received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised. Conversely, the Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other accounts or investment companies.

      The securities in which the Fund invests are traded primarily on the over-the-counter market. As described under "The Japanese OTC Market," NTS acts as a matching agent for securities companies wishing to trade OTC equity securities. The Fund anticipates that a significant percentage of the orders it places with securities companies for the purchase and sale of OTC securities will continue to be placed by such firms with NTS. At present, these transactions are generally effected on an agency basis by securities companies in Japan since these firms do not typically maintain trading positions in OTC equity securities. At times, securities companies may execute OTC equity securities transactions on an agency basis without utilizing the services of NTS. In effecting trades in OTC equity securities, including trades effected through NTS, securities companies charge commissions to their customers; the commission rates normally follow a schedule and vary based upon the size of the transaction.

      Because of the affiliation of Nomura Securities with the Fund, the Fund is prohibited from engaging in certain transactions involving Nomura Securities or its affiliates absent an exemptive order under the 1940 Act. Without such an order, the Fund is prohibited from engaging in portfolio transactions with Nomura Securities or its affiliates acting as principal. In addition, the Fund is subject to limitations in purchasing securities in offerings in which Nomura Securities or any of its affiliates participates as an underwriter and may only affect such transactions in accordance with a Rule adopted under the 1940 Act. Since underwritten offerings of publicly-traded Japanese common stocks are currently made at discounts (typically up to 10%) from current market prices, the Fund's inability to purchase in such offerings would prevent the Fund from taking advantage of such discounted prices.

      Nomura Securities or any of its affiliates may serve as the Fund's broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis. Costs associated with transactions in foreign securities are generally higher than with transactions in U.S. securities, although, as noted above, the Fund will endeavor to achieve the best net results in effecting such transactions. For the fiscal year ended February 28, 1999, the Fund paid total brokerage commissions of $115,939, of which $14,734, or 12.7%, was paid to Nomura Securities and its affiliates for effecting 17.8% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended February 28, 1998, the Fund paid total brokerage commissions of $145,421, of which $4,546, or 3.1%, was paid to Nomura Securities and its affiliates for effecting 2.7% of the aggregate amount of transactions on which the Fund paid brokerage commissions. For the fiscal year ended February 28, 1997, the Fund paid total brokerage commissions of $516,769, of which $17,696, or 3.4%, was paid to Nomura Securities and its affiliates for effecting 1.8% of the aggregate amount of transactions on which the Fund paid brokerage commissions.

Portfolio Turnover

      The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstance in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. The portfolio turnover rate is calculated by dividing the lesser of the Fund's annual sales or purchases of portfolio securities (exclusive of purchases or sales of securities whose maturities at the time of acquisition were one year or less) by the monthly average value of the securities in the portfolio during the year. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund.

                           DIVIDEND REINVESTMENT PLAN

      Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by State Street Bank and Trust Company, as agent for shareholders in administering the Plan (the "Plan Agent"), in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by State Street Bank and Trust Company, as dividend disbursing agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to State Street Bank and Trust Company, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than 10 days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividends and distributions.

      Whenever the Fund declares an income dividend or a capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional shares of unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the NYSE or elsewhere. If on the payment date for the dividend, the NAV per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued; provided, that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

      In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.

      The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant are held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy includes those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

      In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent administers the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

      There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant is charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. Currently, a $2.50 fee will be charged by the Plan Agent upon any cash withdrawal or termination. This amount is in addition to any brokerage commissions charged participants upon any cash withdrawal or termination of participation in the Plan.

      The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable (or required to be withheld) on such dividends. See "Taxes."

      Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value. See "Taxes" for a discussion of taxation of dividends.

      Further experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

      All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 8209, Boston, Massachusetts 02266-8209.

                                 NET ASSET VALUE

      Net asset value per share is determined on the last business day in each week based on valuations made as of 5:00 p.m., Tokyo time on such day. Tokyo time is 14 hours ahead of Eastern Standard Time. If the last business day of a week is a holiday in Japan, the Fund intends to determine its net asset value as of 5:00 p.m., Tokyo time on the prior business day in Japan. The net asset value is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time. Expenses, including the fees payable to the Manager, are accrued on a daily basis. Any assets or liabilities initially expressed in terms of non-U.S. dollar currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

      Securities traded in the over-the-counter market are valued at the last reported sales price available to the Fund as of the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price available to the Fund.

Portfolio securities which are traded on stock exchanges are valued at the last sale price on the principal market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Other investments, including futures contracts and related options, are stated at market value or otherwise at the fair value at which it is expected they may be resold, as determined in good faith by or under the direction of the Board of Directors.

      Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. Such valuations and procedures are reviewed periodically by the Board of Directors.

                                  CAPITAL STOCK

      The Fund is authorized to issue 100,000,000 shares of capital stock, par value $0.10 per share, all of which shares have been classified as Common Stock.

      At August 31, 1999 there were 11,387,819 issued and outstanding shares of Common Stock. The shares outstanding and those Shares offered hereby, when issued and paid for, will be fully paid and non-assessable. Shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders upon liquidation of the Fund. Shareholders are entitled to one vote for each share held.

      The Fund currently sends to its shareholders quarterly reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent accountants, is sent to shareholders each year.

      Set forth below is information with respect to the Common Stock as of August 31, 1999:

           Amount          Amount Held by Fund    Amount Issued and Outstanding
         Authorized        or for its Account     (exclusive of Fund holdings)
         ----------        ------------------     ----------------------------
     100,000,000 shares         0 shares                11,387,819 shares

      To the knowledge of the Fund, no person or entity owned of record or beneficially 5% or more of the Fund's shares on August 31, 1999.

Repurchase of Shares and Conversion to Open-End Investment Company

      The Fund's shares have traded in the market above, at and below NAV since the commencement of the Fund's operations, and the market price of $12.6875 per share represents a discount from NAV of approximately 6.2% to the per share net asset value of $13.52 on October 19, 1999. Shares of closed-end investment companies frequently trade at a discount from net asset value. In recognition of the possibility that the Fund's shares may trade at a discount in the future, the Fund may from time to time take action to attempt to reduce or eliminate a market value discount from net asset value, either by repurchasing Fund shares in the open market when it can do so at prices below the current net asset value per share, or by making a tender offer for shares of the Fund. The Board of Directors considers making such repurchases or tender offers on a quarterly basis. There is no assurance that the Directors will approve such repurchases and/or tender offers.

      There can be no assurance that repurchasing or tendering for shares of the Fund will result in the shares trading at a price equal to their net asset value. The market price of the shares of the Fund varies from net asset value from time to time. When the Fund repurchases its shares in the market at a price below their net asset value, the net asset value per share of those shares that remain outstanding will be increased, but this does not necessarily mean that the market price of those outstanding shares will be affected either positively or negatively. The market price of the Fund's shares is determined by, among other things, the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield, and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

      Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and tenders of shares. See "Investment Restrictions." However, the payment of interest on such borrowings will increase the Fund's expenses and consequently reduce net income. In addition, the Fund is required under the 1940 Act to maintain "asset coverage" of not less than 300% of its "senior securities representing indebtedness" as such terms are defined in the 1940 Act.

      Any tender offer by the Fund will be made at a price based upon the net asset value of the shares at the close of business on the last date of the tender offer. No repurchases of shares will be made by the Fund during a tender offer. Each offer will be made and shareholders notified in accordance with the requirements of the 1934 Act as amended, and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized by the Fund's Board of Directors, a shareholder wishing to accept the offer will be required to tender all (but not less than all) of the shares owned by such shareholder (or attributed to him for Federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth below). Persons tendering shares may be required to pay a service charge to help defray certain costs of the transfer agent. Any such service charges will not be deducted from the consideration paid for the tendered shares. During the period of a tender offer, the Fund's shareholders will be able to determine the Fund's current net asset value (which will be calculated weekly) by use of a toll-free telephone number or its Internet website http://www.nomura-asset.com.

      It is the Board of Directors' present policy (which may be changed by them) not to authorize share repurchases or accept tenders if one of the following three conditions exist. First, if such repurchase or tender offer transactions, if consummated, would result in delisting of the Fund's shares from the NYSE, or cause the Fund to fail to qualify as a regulated investment company under the Code the transaction will not be authorized by the Board of Directors. Second, if the amount of securities tendered would require liquidation of such a substantial portion of the Fund's investments that the Fund would not be able to liquidate portfolio securities in an orderly manner in light of existing market conditions and such liquidation would have an adverse effect on the net asset value of the Fund or cause adverse tax consequences to the detriment of the non-tendering Fund shareholders the transaction will not be authorized by the Board of Directors. Finally, if there is, in the judgment of the Directors, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE or any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by Japanese or U.S. Federal or state authorities or any suspension of payment by banks in Japan, the United States or the State of New York, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by U.S. Federal or state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or Japan, or (f) other event or condition which would have a material adverse effect on the Fund or its shareholders, the transaction will not be authorized by the Board of Directors. The Directors may modify these conditions in light of further experience.

      Although the Directors believe that share repurchases generally would have a favorable effect on the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund will decrease its total assets and therefore may increase the Fund's expense ratio.

      In addition, if Fund shares are trading at a discount from net asset value, the Board of Directors may also consider whether to submit to shareholders a proposal that the Fund be converted to an open-end investment company. Any such proposal would require the favorable votes of the Fund's outstanding shares then entitled to vote and of the Directors as specified below. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their net asset value, less such redemption charge, if any, as might be in effect at the time of redemption. The Board of Directors may, however, determine that the Fund should not take any action to convert the Fund to an open-end investment company or that, due to the characteristics of the Fund's portfolio securities, it may be inappropriate to convert the Fund to an open-end investment company.

      Any decision by the Board of Directors to authorize a tender offer or share repurchase will depend on the Fund's ability to obtain financing for the transaction at a level which the Directors believe will have a significant beneficial effect on the remaining Fund shareholders.

Certain Provisions of the Articles of Incorporation

      The Fund's Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Directors and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. A Director may be removed from office only for cause by vote of the holders of at least 75% of the shares of the Fund entitled to be voted on the matter.

      As permitted by the Maryland General Corporation Law ("MGCL"), the Fund has elected to be subject to the provisions of Section 3-602 of the MGCL which deals with certain "business combinations," with "interested shareholders." An "interested shareholder" is defined, in essence, as any person owning beneficially, directly or indirectly, ten percent or more of the outstanding voting stock of a Maryland corporation, unless the Board of Directors approved the transaction whereby the person becomes the beneficial owner of ten percent or more of the voting stock. A "business combination" is defined to include, among other things, any merger or similar transaction subject to a statutory vote and additional transactions involving transfers of assets or securities in specified amounts to interested shareholders or their affiliates. Unless an exemption to Section 3-602 applies, the Fund may not engage in any business combination with an interested shareholder for a period of five years after the interested shareholder became an interested shareholder, and thereafter may not engage in a business combination unless it is recommended by the Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by the holders of all outstanding voting stock of the Fund, and (ii) 66 2/3% of the votes entitled to be cast by all holders of outstanding shares of voting stock other than voting stock held by the interested shareholder.

      In addition, the Articles of Incorporation require the favorable vote of the holders of at least 75% of the Fund's shares, then entitled to be voted, to approve, adopt or authorize the following:

      (i) a merger or consolidation or statutory share exchange of the Fund with other corporations,

      (ii) a sale of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities),

      (iii) a liquidation or dissolution of the Fund, or

      (iv) conversion of the Fund from a closed-end to an open-end investment company,

unless such action has been approved, adopted or authorized by the affirmative vote of two-thirds of the total number of Directors fixed in accordance with the by-laws, in which case the affirmative vote of a majority of the Fund's shares is required.

      The affirmative vote of 75% or more of the outstanding shares of the Fund then entitled to vote is required to amend any or all of the foregoing provisions and certain other provisions contained in the Articles of Incorporation.

      The Board of Directors has determined that the super-majority voting requirements described above, which are greater than the minimum requirement under Maryland law or the 1940 Act, are generally in the best interests of shareholders. Reference should be made to the Articles of Incorporation on file with the U.S. Securities and Exchange Commission for the full text of these provisions.

      The provisions of the Articles of Incorporation described above and the Fund's right to repurchase its shares could have the effect of depriving shareholders of the opportunity to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by another entity or person.

       CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

      The custodian, transfer agent, dividend disbursing agent and registrar for the shares of the Fund is State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Common Stock offered hereby will be passed upon for the Fund by Brown & Wood LLP, New York, New York and for the Dealer Manager by Rogers & Wells LLP, New York, New York. Rogers & Wells LLP may rely on the opinion of Brown & Wood LLP, with respect to matters of Maryland law. Matters of Japanese law will be passed upon for the Fund and the Dealer Manager by Hamada & Matsumoto, Tokyo, Japan.

                                     EXPERTS

      The financial statements of the Fund for the year ended February 28, 1999, included in this Prospectus have been so included in reliance on the report dated April 7, 1999 of PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New

York, New York 10036, independent accountants, as experts in accounting and auditing. The Fund's independent accountants are responsible for auditing the annual financial statements of the Fund.

                              AVAILABLE INFORMATION


      The Fund is subject to the informational requirements of the 1934 Act, as amended, and the 1940 Act and in accordance therewith is required to file reports, proxy statements and other information with the Commission. Any such reports, proxy statements and other information can be inspected and copied at the public reference facilities of the Commission at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: Northeast Regional Office at Seven World Trade Center, Suite 1300, New York, New York 10048; Pacific Regional Office at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648; and Midwest Regional Office at Northwestern Atrium Center, 500 West Madison Street, Chicago, Illinois 60661-2511. Copies of such materials can be obtained from the public reference section of the Commission at 450 Fifth Street. N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site at http://www.sec.gov containing reports, proxy and information regarding registrants, including the Fund, that file electronically with the Commission. Reports, proxy statements and other information concerning the Fund can also be inspected at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005. On occasion, the Fund may compare its performance to the Nikkei OTC Average Index, the Nikkei 225 Index, the JASDAQ Index, the TOPIX or to performance data published or compiled by Lipper Analytical Services, Inc., Morningstar Publications, Inc. or other industry publications. As with other performance data, performance comparisons should not be considered indicative of the Fund's relative performance for any future period.


      Additional information regarding the Fund and the shares offered hereby is contained in the Registration Statement on Form N-2, including amendments, and exhibits thereto, relating to the shares filed by the Fund with the Commission, Washington, D.C. This Prospectus does not contain all of the information set forth in the Registration Statement, including any amendments, and exhibits thereto. For further information with respect to the Fund and the shares, reference is made to the Registration Statement. Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. A copy of the Registration Statement may be inspected without charge at the Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Commission upon the payment of certain fees prescribed by the Commission.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                              FINANCIAL STATEMENTS

                           JAPAN OTC EQUITY FUND, INC.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Japan OTC Equity Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Japan OTC Equity Fund, Inc. (the "Fund") at February 28, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York New York 10036
April 7, 1999

                           JAPAN OTC EQUITY FUND, INC.
                            SCHEDULE OF INVESTMENTS*
                                FEBRUARY 28, 1999

                                                                                                     % of
                                                                                          Market      Net
                                                          Shares          Cost            Value      Assets
                                                          ------          ----            -----      ------
EQUITY SECURITIES
Automotive Equipment and Parts
FCC Co., Ltd. ...................................          65,000      $1,919,452      $  712,449      1.1
   Clutches
Nippon Cable Systems Inc. .......................          50,000         251,858         354,538      0.5
   Control cables
SPK Corporation .................................          71,000       1,118,597         401,079      0.6
   Replacement parts                                                   ----------      ----------      ---
Total Automotive Equipment and Parts ............                       3,289,907       1,468,066      2.2
                                                                       ----------      ----------      ---

Banks and Finance
Aeon Credit Service Co., Ltd. ...................          24,200         727,865       1,548,653      2.3
   Credit cards
Aiful Corporation ...............................          25,000       1,714,558       1,688,378      2.5
   Consumer loans
Shohkoh Fund & Co., Ltd. ........................           3,000         763,104       1,259,643      1.9
   Small to medium-size business financing                             ----------      ----------      ---
Total Banks and Finance .........................                       3,205,527       4,496,674      6.7
                                                                       ----------      ----------      ---

Chemicals
Arisawa Manufacturing Co., Ltd. .................          44,000         484,594         445,546      0.7
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd. ..........................          21,000         541,760         658,657      1.0
   Chemicals
FP Corporation ..................................          26,300         781,664         820,455      1.2
   Polystyrene and other synthetic resin foodware
Matsumoto Yushi-Seiyaku Co., Ltd. ...............          45,000         955,354         823,321      1.2
   Analgesic anti-inflammatory agents
Tigers Polymer Corp. ............................         108,000         805,042         373,340      0.6
   Rubber and resin hoses                                              ----------      ----------      ---
Total Chemicals .................................                       3,568,414       3,121,319      4.7
                                                                       ----------      ----------      ---

Construction and Housing
Nishio Rent All Co., Ltd. .......................          53,900       1,103,215         387,645      0.6
   Construction equipment rentals
Token Corporation ...............................          38,000         578,687         206,973      0.3
   Condominium building and leasing                                    ----------      ----------      ---
Total Construction and Housing ..................                       1,681,902         594,618      0.9
                                                                       ----------      ----------      ---

Electric
Citizen Electronics Co., Ltd. ...................          29,900         683,575       1,210,067      1.8
   Electric parts
Funai Electric Co. Ltd. .........................          11,000         962,371         978,458      1.5
   Electric parts
Kitagawa Industries Co., Ltd. ...................          39,600       1,261,934         281,128      0.4
   Electromagnetic and plastic molded parts
Mirai Industry Co., Ltd. ........................          96,000       1,670,098         979,385      1.5
   Plastic molded electric materials
Nippo, Ltd. .....................................          24,000         401,329         107,247      0.2
   Plastic molded electric materials
Nippon Ceramic Co., Ltd. ........................          34,000         430,645         361,199      0.5
   Fine ceramic-based sensors                                          ----------      ----------      ---
Total Electric ..................................                       5,409,952       3,917,484      5.9
                                                                       ----------      ----------      ---


                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS*--Continued
                                FEBRUARY 28, 1999

                                                                                                                  % of
                                                                                                      Market      Net
                                                                       Shares          Cost           Value      Assets
                                                                       ------          ----           -----      ------
Electronics
Aval Data Corporation .......................................          66,000      $  538,821      $  278,234      0.4
   Computer peripheral equipment
Canare Electric Co., Ltd. ...................................          24,600         336,968         213,634      0.3
   Coaxial cables
Fukuda Denshi Co. ...........................................          40,000       1,015,850         512,626      0.8
   Medical electronic equipment
I-O Data Device Inc. ........................................          29,400         911,701         738,687      1.1
   Memory boards for personal computers
Japan CBM Corp. .............................................          65,600       1,890,770         912,609      1.4
   Electronic calculators and watches
Miyota Co., Ltd. ............................................          60,000         500,507         445,175      0.7
   Watches, quartz oscillators and electronic image equipment
Roland Corporation ..........................................          36,000         634,811       1,016,821      1.5
   Electronic keyboard musical instruments
Yamaichi Electronics Co., Ltd. ..............................          60,000       1,436,646       1,138,232      1.7
   Integrated circuit sockets                                                      ----------      ----------      ---
Total Electronics ...........................................                       7,266,074       5,256,018      7.9
                                                                                   ----------      ----------      ---

Food and Manufacturing
Ariake Japan Co., Ltd. ......................................          47,200         615,852       1,532,145      2.3
   Natural seasonings
Hokuto Corporation ..........................................          58,000       1,435,683       1,437,714      2.1
   Mushroom grower
Hurxley Corp. ...............................................          30,000         603,626         720,880      1.1
   Japanese lunch-boxes
Q'sai Co., Ltd. .............................................          35,000         477,512         708,233      1.1
   Frozen and processed food products                                              ----------      ----------      ---
Total Food and Manufacturing ................................                       3,132,673       4,398,972      6.6
                                                                                   ----------      ----------      ---

Gaming
Round One Corp. .............................................             237         328,219         481,573      0.7
   Gaming                                                                          ----------      ----------      ---

Information and Software
Bellsystem 24, Inc. .........................................           7,000         921,008       2,006,661      3.0
   Telemarketing
Daitec Co., Ltd. ............................................          29,300         668,355         469,373      0.7
   Information processing
Data Communication System Co., Ltd. .........................          36,000         483,009       1,001,644      1.5
   Software developer
Fuji Soft ABC Inc. ..........................................          25,000         546,978       1,416,467      2.1
   Computer systems                                                                ----------      ----------      ---
Total Information and Software ..............................                       2,619,350       4,894,145      7.3
                                                                                   ----------      ----------      ---
Machinery and Machine Tools
Disco Corp. .................................................          17,500         365,071         590,194      0.9
   Dicing saws for semiconductors
Nippon Pillar Packing Co., Ltd. .............................         150,000       1,851,304         639,939      1.0
   Industrial mechanical seals
Nitto Kohki Co., Ltd. .......................................          62,000       1,655,854         522,744      0.8
   Machine tools

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS*--Continued
                                FEBRUARY 28, 1999

                                                                                                                  % of
                                                                                                      Market      Net
                                                                       Shares          Cost           Value      Assets
                                                                       ------          ----           -----      ------
Sansei Yusoki Co., Ltd. .....................................          97,000      $1,409,202      $  404,831      0.6
   Stage mechanisms for theaters
THK Co., Ltd. ...............................................          55,100         733,388         775,827      1.2
   Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd. ........................          38,500         598,771         636,230      0.9
   Injection-molding related machinery                                             ----------      ----------     ----
Total Machinery and Machine Tools ...........................                       6,613,590       3,569,765      5.4
                                                                                   ----------      ----------     ----

Miscellaneous Manufacturing
Avex Inc. ...................................................          21,000         776,422       1,002,150      1.5
   Video products
Dainichi Co., Ltd. ..........................................         115,200       1,892,244         301,100      0.5
   Kerosene stoves and oil-fan heaters
Fancl Corp. .................................................          10,000         466,887       1,349,016      2.0
   Cosmetics and toiletries
Fuji Seal, Inc. .............................................          14,000         578,567       1,107,205      1.7
   Packing materials
Fujimi Inc. .................................................          37,900       1,787,165       1,568,981      2.4
   Polishing materials for silicone wafers
G.L. Sciences, Inc. .........................................          45,000         901,575         637,410      1.0
   Chromatographs
King Jim Co., Ltd. ..........................................          61,600       1,555,743         410,303      0.6
   Office supplies
Milbon Co., Ltd. ............................................          45,000         664,361       1,073,732      1.6
   Hair-care products for beauty salons
Nippon Hi-Pack Co., Ltd. ....................................         110,000         802,339         215,168      0.3
                                                                                   ----------      ----------     ----
   Corrugated cardboard products
Total Miscellaneous Manufacturing ...........................                       9,425,303       7,665,065     11.6
                                                                                   ----------      ----------     ----

Publishing and Printing
Kadokawa Shoten Publishing Co., Ltd. ........................          10,000         439,036         885,292      1.3
   Publishing and printing                                                          ---------       ---------     ----

Real Estate and Warehouse
Meiwa Estate Co., Ltd. ......................................          26,000         546,551         537,077      0.8
   Developer
Nippon Kanzai Co., Ltd. .....................................         108,000         992,376       1,666,371      2.5
   Comprehensive building maintenance
Sekiwa Real Estate, Ltd. ....................................          97,000         997,882         335,315      0.5
   Leasing subsidiary of Sekisui House, Ltd., homebuilders                         ----------      ----------     ----
Total Real Estate and Warehouse .............................                       2,536,809       2,538,763      3.8
                                                                                   ----------      ----------     ----

Restaurants
Joyfull Co., Ltd. ...........................................         113,000       1,343,375       1,143,291      1.7
   Roadside restaurants
Watami Food Service Co., Ltd. ...............................          60,000         746,461       2,478,816      3.7
   Restaurant chain                                                                ----------      ----------     ----
Total Restaurants ...........................................                       2,089,836       3,622,107      5.4
                                                                                   ----------      ----------     ----
Retail
Circle K Japan Co., Ltd. ....................................          22,900         755,845       1,025,243      1.5
   Convenience stores

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS*--Continued
                                FEBRUARY 28, 1999

                                                                                                                  % of
                                                                                                      Market      Net
                                                                       Shares          Cost           Value      Assets
                                                                       ------          ----           -----      ------
H.I.S. Co., Ltd. ............................................          27,000      $  946,376      $  660,175      1.0
   Airline discount tickets
Himaraya Co., Ltd. ..........................................          94,700       1,751,845         694,650      1.1
   Sporting goods
Matsumotokiyoshi Co., Ltd. ..................................          16,400         605,337         667,864      1.0
   Drug store chain
Otsuka Kagu, Ltd. ...........................................           7,600         487,449         638,219      1.0
   Furniture
Ryohin Keikaku Co., Ltd. ....................................          13,000         811,446       1,759,201      2.6
   Clothes, sundry goods, and foods
Sunkus & Associates, Inc. ...................................          21,000         410,796         485,140      0.7
   Convenience stores
Uoriki Co., Ltd. ............................................          40,000         782,912         876,860      1.3
   Fresh fish and sushi stores                                                     ----------       ---------     ----
Total Retail ................................................                       6,552,006       6,807,352     10.2
                                                                                   ----------      ----------     ----

Services
Arrk Corporation ............................................          80,000       1,773,144         627,292      0.9
   Product testing
Fujitsu Support and Service Inc. ............................          10,000         508,061         742,802      1.1
   Information services
Fujitsu System Construction, Ltd. ...........................          40,000         621,622         411,113      0.6
   Constructs, maintains and manages information systems
Nichii Gakkan Company .......................................          32,000       1,510,928       1,697,062      2.6
   Hospital administrative services                                                ----------      ----------     ----
Total Services ..............................................                       4,413,755       3,478,269      5.2
                                                                                   ----------      ----------     ----

Telecommunications
C Cube Corp. ................................................         100,000         720,722         236,078      0.4
   Telecommunications engineering
Hikari Tsushin Inc. .........................................          22,000         693,222       2,615,404      3.9
   Telecommunications equipment                                                    ----------      ----------     ----
Total Telecommunications ....................................                       1,413,944       2,851,482      4.3
                                                                                   ----------      ----------     ----

Textiles and Apparel
Nichimen Infinity Inc. ......................................          51,300       1,034,040         743,949      1.1
   Casual clothing
Nishimatsuya Chain Co., Ltd. ................................          50,000         681,252         893,723      1.3
   Clothing for children                                                           ----------      ----------     ----
Total Textiles and Apparel ..................................                       1,715,292       1,637,672      2.4
                                                                                   ----------      ----------     ----

Transportation
Japan Logistic Systems Corp. ................................          61,000         591,154         154,294      0.2
   Truck transporter
Sakai Moving Service Co., Ltd. ..............................          29,900         811,837         277,307      0.4
   Mover of household goods
Yusen Air & Sea Service Co., Ltd. ...........................          28,000         479,491         247,881      0.4
   International air cargo transporter                                             ----------      ----------     ----
Total Transportation ........................................                       1,882,482         679,482      1.0
                                                                                   ----------      ----------     ----

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS*--Continued
                                FEBRUARY 28, 1999

                                                                                                                  % of
                                                                                                      Market      Net
                                                                       Shares          Cost           Value      Assets
                                                                       ------          ----           -----      ------
Wholesale
ArcLand Sakamoto Co., Ltd. ..................................          75,600     $   947,942     $   637,410      0.9
   Home appliances
Hakuto Co., Ltd. ............................................          63,600         895,880       1,442,469      2.2
   Electric parts
Kondotec Inc. ...............................................          39,000         176,142         207,158      0.3
   Construction material
Paltek Corp. ................................................          33,000         720,054         781,839      1.2
   Semiconductor trading
Toba, Inc. ..................................................          62,000       1,229,663         292,736      0.4
   Trading company for control systems                                            -----------     -----------    -----
Total Wholesale .............................................                       3,969,681       3,361,612      5.0
                                                                                  -----------     -----------    -----
TOTAL INVESTMENTS IN EQUITY SECURITIES ......................                     $71,553,752     $65,725,730     98.5
                                                                                  -----------     -----------    -----

                                                                  Principal
INVESTMENTS IN SHORT-TERM SECURITIES                                Amount
                                                                    ------
Time Deposit
State Street Bank and Trust Company, interest bearing call
    account 4.50% due 3/1/99 ................................      $1,798,467       1,798,467       1,798,467      2.7
                                                                                  -----------     -----------    -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES ..................                       1,798,467       1,798,467      2.7
                                                                                  -----------     -----------    -----
INVESTMENTS IN FOREIGN CURRENCY
   State Street Bank and Trust Company, 0.25%-interest
    bearing call account ....................................      YEN 405,874          3,422           3,422      0.0
                                                                                  -----------     -----------    -----
TOTAL INVESTMENTS IN FOREIGN CURRENCY .......................                           3,422           3,422      0.0
                                                                                  -----------     -----------    -----
TOTAL INVESTMENTS ...........................................                      73,355,641      67,527,619    101.2
LIABILITIES IN EXCESS OF OTHER ASSETS, NET ..................                        (787,557)       (788,049)    (1.2)
                                                                                  -----------     -----------    -----
NET ASSETS ..................................................                     $72,568,084     $66,739,570    100.0
                                                                                  ===========     ===========    =====

----------
* The description following each investment is unaudited and not covered by the Report of Independent Accountants.

       Portfolio securities and foreign currency holdings were translated at the following exchange rate as of February 28, 1999.

            Japanese Yen             JPY               (YEN)118.605 = $1.00

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                FEBRUARY 28, 1999

ASSETS:
  Investments in securities, at market value (cost--$71,553,752) .......................      $  65,725,730
  Investments in short-term securities, at market value (cost--$1,798,467) .............          1,798,467
  Investments in foreign currency, at market value (cost--$3,422) ......................              3,422
  Receivable for dividends and interest, net of withholding taxes ......................             41,276
                                                                                              -------------
       Total Assets ....................................................................         67,568,895
                                                                                              -------------

LIABILITIES:
  Payable for investments purchased ....................................................            640,880
  Accrued management fee ...............................................................             51,219
  Other accrued expenses ...............................................................            137,226
                                                                                              -------------
       Total Liabilities ...............................................................            829,325
                                                                                              -------------

NET ASSETS:
  Capital stock (par value of 11,387,819 shares of capital stock outstanding, authorized
   100,000,000, par value $0.10 each) ..................................................          1,138,782
  Paid-in capital ......................................................................        121,867,884
  Accumulated net realized loss on investments and foreign currency transactions .......        (50,106,988)
  Unrealized net depreciation on investments and foreign exchange ......................         (5,828,514)
  Accumulated net investment loss ......................................................           (331,594)
                                                                                              -------------
       Net Assets ......................................................................      $  66,739,570
                                                                                              =============
  Net asset value per share ............................................................      $        5.86
                                                                                              =============

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED FEBRUARY 28, 1999

INCOME:
Dividend income (less $76,958 withholding taxes) .................................      $436,095
Interest income ..................................................................        68,020
                                                                                        --------
      Total Income ...............................................................                    $    504,115
                                                                                                      ------------

EXPENSES:
Management fee ...................................................................       556,245
Custodian fees ...................................................................       111,150
Shareholder reports ..............................................................        55,115
Auditing and tax reporting fees ..................................................        50,654
Legal fees .......................................................................        40,150
Directors' fees and expenses .....................................................        40,075
Registration fees ................................................................        24,548
Annual meeting expenses ..........................................................        20,075
Transfer agency fees .............................................................        17,337
Insurance ........................................................................         2,500
Miscellaneous ....................................................................         9,855
                                                                                        --------
      Total Expenses .............................................................                         927,704
                                                                                                      ------------
INVESTMENT LOSS--NET .............................................................                        (423,589)
                                                                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized loss on investment and foreign currency transactions:
Net realized loss on investments .................................................                      (3,800,322)
Net realized loss on foreign exchange ............................................                      (2,557,217)
                                                                                                      ------------
Net realized loss on investments and foreign exchange ............................                      (6,357,539)
Change in net unrealized appreciation on translation of foreign currency and other
  assets and liabilities denominated in foreign currency .........................                       7,037,606
Change in net unrealized depreciation on investments .............................                      11,292,101
                                                                                                      ------------
Net realized and unrealized gain on investments and foreign exchange .............                      11,972,168
                                                                                                      ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............................                    $ 11,548,579
                                                                                                      ============

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                    For the Year Ended
                                                                                        February 28,
                                                                                  1999              1998
                                                                                  ----              ----
FROM INVESTMENT ACTIVITIES:
  Net investment loss .................................................      $   (423,589)      $   (670,960)
  Net realized loss on investments ....................................        (3,800,322)        (5,014,160)
  Net realized loss on foreign exchange ...............................        (2,557,217)        (1,981,699)
  Change in net unrealized appreciation (depreciation) on
    investments and foreign exchange ..................................        18,329,707         (9,479,435)
                                                                             ------------       ------------
  Increase (decrease) in net assets derived from investment activities         11,548,579        (17,146,254)
                                                                             ------------       ------------

FROM CAPITAL SHARE TRANSACTIONS:
  Net asset value of shares issued to shareholders on reinvestment of dividends from net investment income (317 shares
    in 1999 and 3,502 shares in 1998) .................................             1,659             15,183
                                                                             ------------       ------------
  Increase in net assets derived from capital share transactions ......             1,659             15,183
                                                                             ------------       ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ($0.005 per share in 1999 and $0.08 per
    share in 1998) ....................................................           (56,937)          (910,716)
                                                                             ------------       ------------
  Decrease in net assets derived from distributions to shareholders ...           (56,937)          (910,716)
                                                                             ------------       ------------
  Net increase (decrease) in net assets ...............................        11,493,301        (18,041,787)
                                                                             ------------       ------------

NET ASSETS:
  Beginning of year ...................................................        55,246,269         73,288,056
                                                                             ------------       ------------
  End of year (including accumulated net investment losses of
    $331,594 and $539,953, respectively) ..............................      $ 66,739,570       $ 55,246,269
                                                                             ============       ============

                        See notes to financial statements

                          JAPAN OTC EQUITY FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies

      Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. A second public offering of the Fund's shares on June 2, 1994 resulted in the issuance of 2,875,000 shares of the Fund's common stock at the subscription price of $12.125 per share. Net proceeds to the Fund were $32,610,919 after deducting offering costs, underwriting discounts and commissions. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions--Transactions denominated in Japanese yen are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Japanese yen rates at February 28, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--"temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes -- A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest-at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (e) Capital Account Reclassification--For the year ended February 28, 1999, the Fund's accumulated net realized loss was increased by $301,361 and paid in capital was decreased by $387,524, with an offsetting decrease in accumulated net investment loss of $688,885. This adjustment was primarily the result of the reclassification of foreign currency gains, loss-es and gains from the sale of investments in passive foreign investment companies and reclassification of the net operating loss.

      (f) Use of Estimates in Financial Statement Preparation -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the report ed amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (g) Concentration of Risk -- A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Adviser"), to act as investment adviser for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million and 0.90% of the Fund's average weekly net assets in excess of $100 million. For services performed under the Investment Advisory Agreement, the Investment Adviser receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets not in excess of $50 million, 0.45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and, 0.40% of the Fund's average weekly net assets in excess of $100 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $556,245 for the year ended February 28, 1999. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Adviser earned fees of $253,062 for the year ended February 28, 1999. At February 28, 1999, the fee payable to the Manager, by the Fund, was $51,219.

      Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. (the Manager's indirect parent) earned $14,734 in commissions on the execution of portfolio security transactions for the year ended February 28, 1999. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $34,028 for the year ended February 28, 1999.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the year ended February 28, 1999 were $18,196,080 and $17,474,198, respectively.

      As of February 28, 1999, net unrealized depreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $5,828,022 of which $16,390,867 related to appreciated securities and $22,218,889 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $1,801,889, at February 28, 1999 for Federal income tax purposes was $71,553,752. In accordance with U.S. Treasury regulations, the Fund elected to defer $1,921,789 of net realized capital losses arising after October 31, 1998. Such losses are treated for tax purposes as arising on March 1, 1999. The Fund has a capital loss carryforward as of February 28, 1999 of $48,177,478 of which $3,388,715 expires in 2001, $10,818,209 expires in 2002,
$12,082,012 expires in 2004, $6,448,950 expires in 2005, $6,238,208 expires in
2006 and $9,201,384 expires in 2007.

                           JAPAN OTC EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                           For the Year Ended
                                                   ------------------------------------------------------------------
                                                               February 28,               February 29,   February 28,
                                                   -----------------------------------    ------------   ------------
                                                     1999         1998          1997          1996           1995
                                                     ----         ----          ----          ----           ----
Net asset value, beginning of year ...........     $  4.85       $  6.44       $  7.82       $  8.59       $ 11.05
                                                   -------       -------       -------       -------       -------
  Net investment loss ........................       (0.04)        (0.06)        (0.09)        (0.07)        (0.09)
  Net realized and unrealized gain
    (loss) on investments and foreign currency        1.06         (1.45)        (1.25)        (0.70)        (2.41)
                                                   -------       -------       -------       -------       -------
  Total from investment operations ...........        1.02         (1.51)        (1.34)        (0.77)        (2.50)
Distributions to shareholders from:
  Net investment income ......................       (0.01)        (0.08)        (0.04)           --            --
                                                   -------       -------       -------       -------       -------
Total distributions ..........................       (0.01)        (0.08)        (0.04)         0.00          0.00
Increase in net asset value from capital
  shares transaction* ........................          --            --            --            --          0.04
                                                   -------       -------       -------       -------       -------
Net asset value, end of year .................     $  5.86       $  4.85       $  6.44       $  7.82       $  8.59
                                                   =======       =======       =======       =======       =======
Market value, end of year ....................     $ 6.250       $ 5.750       $ 6.375       $ 8.500       $ 8.625
Total investment return+ .....................         8.8%         (8.5%)       (24.6%)        (1.4%)       (38.9%)
Net asset value total return++ ...............        20.9%        (23.4%)       (17.2%)        (9.0%)       (22.3%)
Ratio to average net assets/supplemental data:
  Net assets, end of year (in 000) ...........     $66,740       $55,246       $73,288       $88,966       $97,833
  Operating expenses .........................        1.80%         1.71%         1.70%         1.47%         1.42%
  Net investment loss ........................       (0.82%)        (1.0%)        (1.1%)       (0.83%)       (0.78%)
  Portfolio turnover .........................          35%           29%           71%           79%           20%

----------
+ Based on market value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
* Increase due to second public offering, net of offering cost of $505,487 (see note 1).

                 August 31, 1999 Unaudited Financial Statements

                           JAPAN OTC EQUITY FUND, INC.
                             SCHEDULE OF INVESTMENTS
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                    Shares           Cost             Value         Assets
                                                                    ------           ----             -----         ------
EQUITY SECURITIES
Automotive Equipment and Parts
FCC Co., Ltd................................................         95,000    $   2,249,271       $ 1,772,534       1.2
   Clutches
Musashi Seimitsu Industry Co., Ltd..........................         44,000          738,383           768,647       0.5
   Automobile parts
Nippon Cable Systems Inc....................................         50,000          251,858           664,014       0.4
   Control cables
SPK Corporation.............................................         71,000        1,118,597         1,071,478       0.7
   Replacement parts                                                           -------------       -----------       ---
Total Automotive Equipment and Parts........................                       4,358,109         4,276,673       2.8
                                                                               -------------       -----------       ---

Banks and Finance
Aeon Credit Service Co., Ltd................................         14,200          427,685         1,513,056       1.0
   Credit cards
Aiful Corporation...........................................         24,000        1,383,855         4,172,863       2.8
   Consumer loans
Shohkoh Fund & Co., Ltd.....................................          3,000          763,104         2,175,882       1.5
   Small to medium-size business financing                                     -------------       -----------       ---
Total Banks and Finance.....................................                       2,574,644         7,861,801       5.3
                                                                               -------------       -----------       ---

Chemicals
Arisawa Manufacturing Co., Ltd..............................         44,000          484,594         1,142,909       0.8
   Glassfibers and insulating resins
C. Uyemura & Co., Ltd.......................................         40,000        1,164,601         1,573,147       1.0
   Chemicals
FP Corporation..............................................         55,300        1,691,215         2,630,082       1.8
   Polystyrene and other synthetic resin foodware
Matsumoto Yushi-Seiyaku Co., Ltd............................         80,000        1,644,183         1,799,973       1.2
   Analgesic anti-inflammatory agents
T & K Toka Co., Ltd.........................................         11,800          479,620           518,041       0.3
   Ink for printing                                                            -------------       -----------       ---
Total Chemicals.............................................                       5,464,213         7,664,152       5.1
                                                                               -------------       -----------       ---

Construction and Housing
Token Corporation...........................................         38,000          578,687           305,849       0.2
   Condominium building and leasing                                            -------------       -----------       ---


Electric
Citizen Electronics Co., Ltd................................         34,900          902,410         2,777,061       1.9
   Electronic parts
Funal Electric Co., Ltd.....................................          8,100          713,153         2,337,358       1.6
   Electric parts
Mirai Industry Co., Ltd.....................................         96,000        1,670,098         1,545,342       1.0
   Plastic molded electric materials                                           -------------       -----------       ---
Total Electric..............................................                       3,285,661         6,659,761       4.5
                                                                               -------------       -----------       ---

Electronics
Aval Data Corporation.......................................         66,000          538,821           458,774       0.3
   Computer peripheral equipment

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS--Continued
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                    Shares           Cost             Value         Assets
                                                                    ------           ----             -----         ------
Canare Electric Co., Ltd....................................         24,600    $     336,968     $     366,744       0.2
   Coaxial cables
Fuji Electric Industry Co., Ltd.............................         73,000          769,513           681,026       0.5
   Electronic parts
Fukuda Denshi Co............................................         40,000        1,015,850           749,989       0.5
   Medical electronic equipment
Japan CBM Corp..............................................         86,400        2,182,362         1,667,389       1.1
   Electronic calculators and watches
Kuroda Electric Co., Ltd....................................         24,000        1,382,213         1,753,876       1.2
   Electric parts and machinery
Roland Corporation..........................................         38,000          698,507         1,598,756       1.1
   Electronic keyboard musical instruments
Tamron Co., Ltd.............................................         90,000          651,096           617,369       0.4
   Lens
Yamaichi Electronics Co., Ltd...............................         62,000        1,475,659         1,757,900       1.2
   Integrated circuit sockets                                                  -------------       -----------       ---
Total Electronics...........................................                       9,050,989         9,651,823       6.5
                                                                               -------------       -----------       ---

Food and Manufacturing
Ariake Japan Co., Ltd.......................................         47,200          615,852         2,806,055       1.9
   Natural seasonings
Hokuto Corporation..........................................         45,000        1,087,895         2,317,190       1.5
   Mushroom grower
Hurxley Corporation.........................................         30,000          603,626         1,975,580       1.3
   Japanese lunch-boxes
Iwatsuka Confectionery Co., Ltd.............................         49,000          454,008           425,756       0.3
   Rice crackers
Q' sai Co., Ltd.............................................         35,000          477,512         2,208,808       1.5
   Frozen and processed food products
Yoshinoya D&C Co., Ltd......................................             75        1,156,343         1,783,509       1.2
   Fast food chain operator                                                    -------------       -----------       ---
Total Food and Manufacturing................................                       4,395,236        11,516,898       7.7
                                                                               -------------       -----------       ---

Gaming
Tecmo Ltd...................................................         36,500          553,088           671,011       0.4
   Gaming                                                                      -------------       -----------       ---

Information and Software
Bellsystem 24, Inc..........................................          7,000          921,008         3,521,288       2.4
   Telemarketing
Daitec Co., Ltd.............................................         27,500          609,872           638,862       0.4
   Information processing
Data Communication System Co., Ltd..........................         21,202          290,155         1,027,667       0.7
   Software developer
Fuji Soft ABCInc............................................         11,800          198,595           820,232       0.6
   Computer systems
Oracle Corp. Japan..........................................         13,000        1,592,595         1,617,048       1.1
   Computer software
Yahoo Japan Corp............................................              4        1,552,692         2,275,941       1.5
   Internet software                                                           -------------       -----------       ---
Total Information and Software..............................                       5,164,917         9,901,038       6.7
                                                                               -------------       -----------       ---

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS--Continued
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                    Shares           Cost             Value         Assets
                                                                    ------           ----             -----         ------
Machinery and Machine Tools
Disco Corp..................................................         25,500    $     696,631   $     2,588,833       1.7
   Dicing saws for semiconductors
Kito Corporation............................................        125,000          588,168           529,336       0.3
   Cranes and chain blocks
Nippon Pillar Packing Co., Ltd..............................        196,000        2,154,491         1,355,248       0.9
   Industrial mechanical seals
Sansei Yusoki Co., Ltd......................................         97,000        1,409,202           550,053       0.4
   Stage mechanisms for theaters
Takasago Electric Industry Co., Ltd.........................          9,500          207,126           721,178       0.5
   Pachinko slot machines
THK Co., Ltd................................................         89,500        1,276,572         2,938,720       2.0
   Linear motion systems for industrial machines
Yushin Precision Equipment Co., Ltd.........................         29,000          465,422         1,617,963       1.1
   Injection molding related machinery                                         -------------       -----------      ----
Total Machinery and Machine Tools...........................                       6,797,612        10,301,331       6.9
                                                                               -------------       -----------      ----

Miscellaneous Manufacturing
Avex Inc....................................................         11,000          433,677         2,183,198       1.5
   Video products
Dainichi Co., Ltd...........................................        115,200        1,892,245           389,848       0.3
   Kerosene stoves and oil-fan heaters
Daiseki Co., Ltd............................................         88,400          884,076         1,932,373       1.3
   Industrial waste treatment
Eidai Kako Co., Ltd.........................................         48,000          439,827           566,333       0.4
   Synthetic resin processed products
Fancl Corp..................................................         10,000          359,144         2,972,516       2.0
   Cosmetics and toiletries
Fuji Seal, Inc..............................................         14,000          578,567         1,907,898       1.3
   Packing materials
Fujimi Inc..................................................         42,900        1,990,548         2,197,284       1.5
   Polishing materials for silicone wafers
G.L. Sciences, Inc..........................................         45,000          901,575         1,625,737       1.1
   Chromatographs
King Jim Co., Ltd...........................................         61,600        1,555,743           574,674       0.4
   Office supplies
Kobayashi Pharmaceuticals Co., Ltd..........................         12,000          754,329         1,514,611       1.0
   Pharmaceuticals, fragrances and sanitary products
Milbon Co., Ltd.............................................         32,000          412,184         2,575,570       1.7
   Hair-care products for beauty salons
Nippon Hi-Pack Co., Ltd.....................................        110,000          802,339           296,794       0.2
   Corrugated cardboard products                                               -------------       -----------      ----
Total Miscellaneous Manufacturing...........................                      11,004,254        18,736,836      12.7
                                                                               -------------       -----------      ----

Non-Ferrous Metals
Tokyo Tungsten Co., Ltd.....................................         70,000          500,765           761,879       0.5
   Smelter processor of tungsten                                               -------------       -----------      ----

Publishing
Shoeisha Co., Ltd...........................................             38          797,114         1,028,765       0.7
   Publishing company                                                          -------------       -----------      ----

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS--Continued
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                    % of
                                                                                                      Market         Net
                                                                    Shares           Cost             Value         Assets
                                                                    ------           ----             -----         ------
Real Estate and Warehouse
Meiwa Estate Co., Ltd.......................................         26,000    $     546,552     $   1,096,264       0.7
   Developer
Nippon Kanzai Co., Ltd......................................        118,000          986,100         2,989,528       2.0
   Comprehensive building maintenance
Sekiwa Real Estate, Ltd.....................................         96,000          987,615           583,893       0.4
   Leasing subsidiary of Sekisui House, Ltd., homebuilders                     -------------       -----------      ----
Total Real Estate and Warehouse.............................                       2,520,267         4,669,685       3.1
                                                                               -------------       -----------      ----

Restaurants
Joyfull Co., Ltd............................................        113,000        1,343,375         2,222,070       1.5
   Roadside restaurants
Watami Food Service Co., Ltd................................         72,000          599,848         4,477,980       3.0
   Restaurant chain                                                            -------------       -----------      ----
Total Restaurants...........................................                       1,943,223         6,700,050       4.5
                                                                               -------------       -----------      ----

Retail
Himaraya Co., Ltd...........................................         94,700        1,751,845         1,125,989       0.7
   Sporting goods
Kohnan Shoji Co., Ltd.......................................         45,000          984,030         1,010,427       0.7
   Home center (DIY)
Matsumotokiyoshi Co., Ltd...................................         21,800          833,769         1,630,987       1.1
   Drug store chain
Otsuka Kagu, Ltd............................................          7,600          487,449         2,092,285       1.4
   Furniture
Right On Co., Limited.......................................         33,000          891,906         1,901,495       1.3
   Casual clothes
Ryohin Keikaku Co., Ltd.....................................         12,800          400,122         2,528,742       1.7
Ryohin Keikaku Co., Ltd. (New Shares).......................         12,000          377,719         2,414,597       1.6
   Clothes, sundry goods, and foods
Shichie Co., Ltd............................................         36,000        1,206,668         1,152,422       0.8
   Video rental
Sunkus & Associates, Inc....................................         31,000          638,268         1,193,671       0.8
   Convenience stores
United Arrows Limited.......................................          6,000          682,718         1,037,179       0.7
   Clothing and accessories for men and women
Uoriki Co., Ltd.............................................         40,000          782,912         2,670,691       1.8
   Fresh fish and sushi stores                                                 -------------       -----------      ----
Total Retail................................................                       9,037,406        18,758,485      12.6
                                                                               -------------       -----------      ----

Securities
Globally Corp...............................................         60,000          779,459           976,814       0.7
   Commodity trading                                                           -------------       -----------      ----

Services
Arrk Corporation............................................         60,000        1,278,330         1,838,387       1.2
   Product testing
Fujitsu Support and Services, Inc...........................          8,000          407,909         2,070,700       1.4
   Information services
Fujitsu System Construction, Ltd............................         40,000          621,622           779,256       0.5
   Constructs, maintains and manages information systems

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS--Continued
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                   % of
                                                                                                     Market         Net
                                                                    Shares         Cost              Value         Assets
                                                                    ------         ----              -----         ------
Nichii Gakkan Company.......................................         21,100    $     952,353     $   3,265,304       2.2
   Hospital administrative services                                            -------------      ------------      ----
Total Services..............................................                       3,260,214         7,953,647       5.3
                                                                               -------------      ------------      ----
Telecommunications
C Cube Corp.................................................        100,000          720,722           393,287       0.3
   Telecommunications engineering
Hikari Tsushin, Inc.........................................         10,100          278,689         5,339,370       3.6
   Telecommunications equipment
Okinawa Cellular Telephone Co...............................            525        1,341,045         2,016,738       1.3
   Mobile telecommunications                                                   -------------      ------------      ----
Total Telecommunications....................................                       2,340,456         7,749,395       5.2
                                                                               -------------      ------------      ----

Textiles and Apparel
Nichimen Infinity, Inc......................................         63,300        1,252,868         1,100,014       0.7
   Casual clothing
Nishimatsuya Chain Co., Ltd.................................         50,000          681,252         1,705,766       1.2
   Clothing for children
World Co., Ltd..............................................         20,000          970,554         2,332,282       1.6
   Fashion apparel                                                             -------------      ------------      ----
Total Textiles and Apparel..................................                       2,904,674         5,138,062       3.5
                                                                               -------------      ------------      ----

Transportation
Japan Logistic Systems Corp.................................         61,000          591,154           251,063       0.2
   Truck transporter
Sakai Moving Service Co., Ltd...............................         29,900          811,837           834,088       0.6
   Mover of household goods
Yusen Air & Sea Service Co., Ltd............................         28,000          479,491           832,304       0.5
   International air cargo transporter                                         -------------      ------------      ----
Total Transportation........................................                       1,882,482         1,917,455       1.3
                                                                               -------------      ------------      ----

Wholesale
ArcLand Sakamoto Co., Ltd...................................        100,600        1,184,269         1,453,770       1.0
   Home appliances
Hakuto Co., Ltd.............................................         69,900          895,163         1,969,104       1.3
   Electric parts
Kondotec Inc................................................         48,000          227,453           298,532       0.2
   Construction material
Paltek Corp.................................................         23,000          495,911           934,010       0.6
   Semiconductor trading
Toba, Inc...................................................         62,000        1,229,663           742,855       0.5
   Trading company for control systems                                         -------------      ------------      ----
Total Wholesale.............................................                       4,032,459         5,398,271       3.6
                                                                               -------------      ------------      ----
TOTAL INVESTMENTS IN EQUITY SECURITIES......................                   $  83,225,929      $148,599,681      99.8
                                                                               -------------      ------------      ----

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       SCHEDULE OF INVESTMENTS--Continued
                                 AUGUST 31, 1999
                                   (Unaudited)

                                                                                                                        % of
                                                                                                          Market        Net
                                                                      Shares            Cost              Value        Assets
                                                                      ------            ----              -----        ------

INVESTMENTS IN SHORT-TERM SECURITIES
Time Deposit
State Street Bank and Trust Company, interest
  bearing call account 4.75% due 9/01/99....................      $     745,410    $     745,410     $     745,410       0.5
                                                                                   -------------     -------------     -----
TOTAL INVESTMENTS IN SHORT-TERM SECURITIES..................                             745,410           745,410       0.5
                                                                                   -------------     -------------     -----

INVESTMENT IN FOREIGN CURRENCY
Japanese Yen
State Street Bank and Trust Company, 0.25%-interest
  bearing call account .....................................    (YEN)26,649,532          243,247           243,742       0.2
                                                                                   -------------     -------------     -----
TOTAL INVESTMENT IN FOREIGN CURRENCY........................                             243,247           243,742       0.2
                                                                                   -------------     -------------     -----
TOTAL INVESTMENTS...........................................                          84,214,586       149,588,833     100.5
LIABILITIES IN EXCESS OF OTHER ASSETS, NET..................                            (682,743)         (682,504)     (0.5)
                                                                                   -------------     -------------     -----
NET ASSETS..................................................                       $  83,531,843     $ 148,906,329     100.0
                                                                                   =============     =============     =====

       Portfolio securities and foreign currency holdings were translated at the following exchange rate as of August 31, 1999.

        Japanese Yen               JPY                 (YEN)109.335 = $1.00

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                                 AUGUST 31, 1999
                                   (Unaudited)

ASSETS:
  Investments in securities, at market value (cost--$83,225,929) .......................     $ 148,599,681
  Investments in short-term securities, at market value (cost--$745,410) ...............           745,410
  Investments in foreign currency, at market value (cost--$243,247) ....................           243,742
  Receivable for investments sold ......................................................         2,891,431
  Receivable for dividends and interest, net of withholding taxes ......................            58,258
                                                                                             -------------
       Total Assets ....................................................................       152,538,522
                                                                                             -------------

LIABILITIES:
  Payable for investments purchased ....................................................         3,466,778
  Accrued management fee ...............................................................           116,238
  Other accrued expenses ...............................................................            49,177
                                                                                             -------------
       Total Liabilities ...............................................................         3,632,193
                                                                                             -------------

NET ASSETS:
  Capital stock (par value of 11,387,819 shares of capital stock outstanding, authorized
   100,000,000, par value $0.10 each) ..................................................         1,138,782
  Paid-in capital ......................................................................       121,867,884
  Accumulated net realized loss on investments and foreign currency transactions .......       (38,790,025)
  Unrealized net appreciation on investments and foreign exchange ......................        65,374,487
  Accumulated net investment loss ......................................................          (684,799)
                                                                                             -------------
       Net Assets ......................................................................     $ 148,906,329
                                                                                             =============
  Net asset value per share ............................................................     $       13.08
                                                                                             =============

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.
                             STATEMENT OF OPERATIONS
                    FOR THE SIX MONTHS ENDED AUGUST 31, 1999
                                   (Unaudited)

INCOME:
Dividend income (less $56,600 withholding taxes) .......................     $320,734
Interest income ........................................................       17,181
        Total Income ...................................................     --------     $   337,914

EXPENSES:
Management fee .........................................................      513,007
Custodian fees .........................................................       60,536
Shareholder reports ....................................................       27,784
Auditing and tax reporting fees ........................................       25,944
Legal fees .............................................................       15,088
Registration fees ......................................................       12,144
Annual meeting expenses ................................................       10,120
Directors' fees and expenses ...........................................       10,120
Transfer agency fees ...................................................       10,120
Insurance ..............................................................        1,288
Miscellaneous ..........................................................        4,968
         Total Expenses ................................................     --------         691,119
                                                                                          -----------
INVESTMENT LOSS--NET ...................................................                     (353,205)
                                                                                          -----------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Realized gain on investments and foreign currency transactions:
Net realized gain on investments .......................................                   11,739,713
Net realized loss on foreign exchange ..................................                     (422,750)
                                                                                          -----------
Net realized gain on investments and foreign exchange ..................                   11,316,963
                                                                                          -----------
Change in net unrealized appreciation on translation of foreign currency
   and other assets and liabilities denominated in foreign currency ....                    7,245,665
Change in net unrealized appreciation on investments ...................                   63,957,336
                                                                                          -----------
Net realized and unrealized gain on investments and foreign exchange ...                   82,519,964
                                                                                          -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................                  $82,166,759
                                                                                          ===========

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                         For the Six
                                                                         Months Ended       For the Year
                                                                        August 31, 1999        Ended
                                                                          (Unaudited)     February 28, 1999
                                                                          -----------     -----------------
FROM INVESTMENT ACTIVITIES:
  Net investment loss .............................................     $    (353,205)     $    (423,589)
  Net realized gain (loss) on investments .........................        11,739,713         (3,800,322)
  Net realized loss on foreign exchange ...........................          (422,750)        (2,557,217)
  Change in net unrealized appreciation on investments
    and foreign exchange ..........................................        71,203,001         18,329,707
                                                                        -------------      -------------
  Increase in net assets derived from investment activities .......        82,166,759         11,548,579
                                                                        -------------      -------------

FROM CAPITAL SHARE TRANSACTIONS:
  Net asset value of shares issued to shareholders on
    reinvestment of dividends from net investment income
    (0 and 317 shares, respectively) ..............................                --              1,659
                                                                        -------------      -------------
  Increase in net assets derived from capital share transactions ..                --              1,659
                                                                        -------------      -------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income ...........................................                --            (56,937)
                                                                        -------------      -------------
  Decrease in net assets derived from distributions to shareholders                --            (56,937)
                                                                        -------------      -------------
  Net increase in net assets ......................................        82,166,759         11,493,301
                                                                        -------------      -------------

NET ASSETS:
  Beginning of period .............................................        66,739,570         55,246,269
                                                                        -------------      -------------
  End of period (including accumulated net investment losses of
    $684,799 and $331,594, respectively) ..........................     $ 148,906,329      $  66,739,570
                                                                        =============      =============

                        See notes to financial statements

                           JAPAN OTC EQUITY FUND, INC.

                    NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Significant Accounting Policies

      Japan OTC Equity Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund was incorporated in Maryland on January 25, 1990 and investment operations commenced on March 21, 1990. A second public offering of the Fund's shares on June 2, 1994 resulted in the issuance of 2,875,000 shares of the Fund's common stock at the subscription price of $12.125 per share. Net proceeds to the Fund were $32,610,919 after deducting offering costs, underwriting discounts and commissions. The following is a summary of significant accounting policies followed by the Fund.

      (a) Valuation of Securities--Investments traded in the over-the-counter market are valued at the last reported sales price as of the the close of business on the day the securities are being valued or, if none is available, at the mean of the bid and offer price at the close of business on such day or, if none is available, the last reported sales price. Portfolio securities which are traded on stock exchanges are valued at the last sales price on the principal market on which securities are traded or lacking any sales, at the last available bid price. Short-term debt securities which mature in 60 days or less are valued at amortized cost if their original maturity at the date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity if their term to maturity at the date of purchase exceeded 60 days. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

      (b) Foreign Currency Transactions -- Transactions denominated in Japanese yen (the "Yen") are recorded in the Fund's records at the current prevailing rate at the time of the transaction. Asset and liability accounts that are denominated in Yen are adjusted to reflect the current exchange rate at the end of the period. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of foreign currency transactions are included in operations for the current period.

      The net assets of the Fund are presented at the exchange rate and market values at the end of the period. The Fund isolates that portion of the change in unrealized appreciation (depreciation) included in the statement of operations arising as a result of changes in Yen rates at August 31, 1999 on investments and other assets and liabilities. Net realized foreign exchange gains or losses includes gains or losses arising from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid.

      (c) Security Transactions, Investment Income and Distributions to Shareholders--Security transactions are accounted for on the trade date. Dividend income and distributions are recorded on the ex-dividend date and interest income is recorded on the accrual basis. Realized gains and losses on the sale of investments are calculated on the identified cost basis.

      Distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these "book/tax" differences are permanent in nature (i.e., that they result from other than timing of recognition--("temporary"), such accounts are reclassified within the capital accounts based on their Federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net realized gains for financial reporting purposes, but not for tax purposes, are reported as distributions in excess of net realized gains.

      (d) Income Taxes --A provision for United States income taxes has not been made since it is the intention of the Fund to qualify as a regulated investment company under the Internal Revenue Code and to distribute within the allowable time limit all taxable income to its shareholders.

      Under Japanese tax laws, a withholding tax is imposed on dividends at a rate of 15% and on interest at a rate of 10% and such withholding taxes are reflected as a reduction of the related revenue. There is no withholding tax on realized gains.

      (e) Capital Account Reclassification--For the year ended February 28, 1999, the Fund's accumulated net realized loss was increased by $301,361 and paid in capital was decreased by $387,524, with an offsetting decrease in accumulated net investment loss of $688,885. This adjustment was primarily the result of the reclassification of foreign currency gains, loss-es and gains from the sale of investments in passive foreign investment companies and reclassification of the net operating loss.

      (f) Use of Estimates in Financial Statement Preparation--The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

      (g) Concentration of Risk--A significant portion of the Fund's net assets consists of Japanese securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to the smaller size, and greater volatility, there is often substantially less publicly available information about Japanese issuers than there is about U.S. issuers. Future economic and political developments in Japan could adversely affect the value of securities in which the Fund is invested. Further, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

2. Management Agreement and Transactions With Affiliated Persons

      Nomura Asset Management U.S.A. Inc. (the "Manager") acts as the Manager of the Fund pursuant to a management agreement. Under the agreement, the Manager provides all office space, facilities and personnel necessary to perform its duties. Pursuant to such management agreement, the Manager has retained its parent company, Nomura Asset Management Co., Ltd. (the "Investment Advisor") to act as investment advisor for the Fund.

      As compensation for its services to the Fund, the Manager receives a monthly fee at the annual rate of 1.10% of the value of the Fund's average weekly net assets not in excess of $50 million, 1.00% of the Fund's average weekly net assets in excess of $50 million but not exceeding $100 million and 0.90% of the Fund's average weekly net assets in excess of $100 million. For services performed under the Investment Advisory Agreement, the Investment Advisor receives a monthly fee from the Manager at the annual rate of 0.50% of the Fund's average weekly net assets not in excess of $50 million, 0.45% of the Fund's average weekly net assets in excess of $50 million but not in excess of $100 million and 0.40% of the fund's average weekly net assets in excess of $100 million. Under the Management Agreement, the Fund paid or accrued fees to the Manager of $513,007 for the six months ended August 31, 1998. Under the Investment Advisory Agreement, the Manager informed the Fund that the Investment Advisor earned fees of $238,319 for the six months ended August 31, 1999. At August 31, 1999, the fee payable to the Manager, by the Fund, was $116,238.

      Certain officers and/or directors of the Fund are officers and/or directors of the Manager. The Nomura Securities Co., Ltd. ("Nomura Securities") (the Manager's indirect parent) earned $18,956 in commissions on the execution of portfolio security transactions for the six months ended August 31, 1999. The Fund pays each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual expenses related to attendance at meetings. Such fees and expenses for unaffiliated Directors aggregated $10,120 for the six months ended August 31, 1999.

3. Purchases and Sales of Investments

      Purchases and sales of investments, exclusive of investments in foreign currencies and short-term securities, for the six months ended August 31, 1999 were $28,040,450 and $27,658,680, respectively.

      As of August 31, 1999, net unrealized appreciation on investments exclusive of investments in foreign currency and short-term securities for Federal income tax purposes was $65,373,752 of which $74,403,796 related to appreciated securities and $9,030,044 related to depreciated securities. The aggregate cost of investments, exclusive of investments in foreign currencies and short-term securities of $988,657, at August 31, 1999 for Federal income tax purposes was $83,225,929. The Fund has a capital loss carryforward as of February 28, 1999 of $48,177,478 of which $3,388,715 expires in 2001,
$10,818,209 expires in 2002, $12,082,012 expires in 2004, $6,448,950 expires in
2005, $6,238,208 expires in 2006 and $9,201,384 expires in 2007.

                           JAPAN OTC EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS

Selected per share data and ratios for a share of common stock outstanding throughout the period.

                                                                      For the Year Ended
                                                 For the Six    ------------------------------------------------------------
                                                 Months Ended            February 28,            February 29,   February 28,
                                               August 31, 1999  -----------------------------    ------------   ------------
                                                 (Unaudited)      1999       1998       1997          1996          1995
                                                 -----------      ----       ----       ----          ----          ----
Net asset value, beginning of period .........   $     5.86     $  4.85    $  6.44    $  7.82       $  8.59       $ 11.05
                                                 ----------     -------    -------    -------       -------       -------
  Net investment loss ........................        (0.03)      (0.04)     (0.06)     (0.09)        (0.07)        (0.09)
  Net realized and unrealized gain
    (loss) on investments and foreign currency         7.25        1.06      (1.45)     (1.25)        (0.70)        (2.41)
                                                 ----------     -------    -------    -------       -------       -------
  Total from investment operations ...........         7.22        1.02      (1.51)     (1.34)        (0.77)        (2.50)
Distributions to shareholders from:
  Net investment income ......................           --       (0.01)     (0.08)     (0.04)           --            --
                                                 ----------     -------    -------    -------       -------       -------
Total distributions ..........................         0.00       (0.01)     (0.08)     (0.04)         0.00          0.00
Increase in net asset value from capital
  shares transaction* ........................           --          --         --         --            --          0.04
                                                 ----------     -------    -------    -------       -------       -------
Net asset value, end of period ...............   $    13.08     $  5.86    $  4.85    $  6.44       $  7.82       $  8.59
                                                 ==========     =======    =======    =======       =======       =======

Market value, end of period ..................   $   11.875     $ 6.250    $ 5.750    $ 6.375       $ 8.500       $ 8.625
Total investment return+ .....................         90.0%        8.8%      (8.5%)    (24.6%)        (1.4%)       (38.9%)
Net asset value total return++ ...............        123.2%       20.9%     (23.4%)    (17.2%)        (9.0%)       (22.3%)
Ratio to average net assets/supplemental data:
  Net assets, end of period (in 000) .........   $  148,906     $66,740    $55,246    $73,288       $88,966       $97,833
  Operating expenses .........................         1.32%+      1.80%      1.71%      1.70%         1.47%         1.42%
  Net investment loss ........................        (0.68%)+    (0.82%)     (1.0%)     (1.1%)       (0.83%)       (0.78%)
  Portfolio turnover .........................           27%         35%        29%        71%           79%           20%

----------
++ Based on market value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
+++ Based on net asset value per share, adjusted for reinvestment of income dividends and capital share transactions. Total return does not reflect sales commissions.
* Increase due to second public offering, net of offering cost of $505,487 (see note 1).
+     Annualized

                                                                      Appendix A

HEDGING FOREIGN CURRENCY RISKS

      The Fund is authorized to deal in forward foreign exchange between the U.S. dollar and the Japanese yen as a hedge against possible variations in the foreign exchange rate between these currencies. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date (up to one year) and price at the time of the contract. The Fund's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund, either existing or anticipated, in connection with the purchase and sale of its portfolio securities, or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund will not speculate in forward foreign exchange. The Fund may not commit to additional position hedging contracts if it has outstanding net liabilities of more than 15% of its total assets from such contracts. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

      The Fund is also authorized to purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund. As an illustration, the Fund may use such techniques to hedge the stated value in U.S. dollars of an investment in a yen-denominated security. In such circumstances, for example, the Fund may purchase a foreign currency put option enabling it to sell a specified amount of yen for dollars at a specified price by a future date. To the extent the hedge is successful, a loss in the value of the yen relative to the dollar will tend to be offset by an increase in the value of the put option. To offset, in whole or in part, the cost of acquiring such a put option, the Fund may also sell a call option which, if exercised, requires it to sell a specified amount of yen for dollars at a specified price by a future date. By selling such call option in this illustration, the Fund gives up on the opportunity to profit without limit from increases in the relative value of the yen to the dollar.

      Certain differences exist between these foreign currency hedging instruments. Foreign currency options provide the holder thereof the right to buy or to sell a currency at a fixed price by a future date. Listed options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which are issued by a clearing corporation, traded on an exchange and have standardized strike prices and expiration dates. OTC options are two-party contracts and have negotiated strike prices and expiration dates. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. The Fund will not speculate in foreign currency options, futures or related options. Accordingly, the Fund will not hedge a currency substantially in excess of the market value of the securities denominated in such currency which it owns, the expected acquisition price of securities which it has committed or anticipates to purchase which are denominated in such currency, and, in the case of securities which have been sold by the Fund but not yet delivered, the proceeds thereof in its denominated currency. Further, the Fund will segregate at its custodian cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or yen having a market value substantially representing any subsequent decrease in the market value of such hedged security, less any initial or variation margin held in the account of its broker. The Fund may not incur potential net liabilities of more than 33 1/3 % of its total assets from foreign currency options, futures or related options.

      Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activities described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options.

      Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline, and it precludes the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation it anticipates. The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency exchange are usually conducted on a principal basis, no fees or commissions are involved.

      Although certain risks are involved in options and futures transactions, the Fund believes that, because it will engage in options and futures transactions only for currency hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to certain risks frequently associated with speculation in options and futures transactions.

      The Fund intends to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. Due to the high volatility in the price of options, the Fund bears a significant risk of losing the entire premium when it purchases put or call options. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option or futures contract. The risk of loss from investing in futures transactions is theoretically unlimited.

      The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days.

      The successful use of these transactions also depends on the ability of the Fund to forecast correctly the direction and extent of foreign exchange rate movements within a given time frame. To the extent these rates remain stable during the period in which a futures contract is held by the Fund or move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

================================================================================


                                     [LOGO]


                               3,804,940 Shares of
                                  Common Stock


                        Issuable Upon Exercise of Rights
                             to Subscribe for These
                                     Shares


                                JAPAN OTC EQUITY
                                   FUND, INC.

                               -------------------
                               P R O S P E C T U S
                               -------------------

                                 Dealer Manager

                            PaineWebber Incorporated

                                ----------------


                                October 22, 1999


================================================================================

================================================================================

No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, or the Dealer Manager. Neither the delivery of this Prospectus nor any sale made hereunder shall, under any circumstances, create any implication that there has been no change in the affairs of the Fund since the date hereof or that the information contained herein is correct as of any time subsequent to its date. However, if any material change occurs while this Prospectus is required by law to be delivered, this Prospectus will be amended or supplemented accordingly. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, any securities other than the registered securities to which it relates. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy in any circumstances in which such offer or solicitation is unlawful.

                                   ----------

                                TABLE OF CONTENTS

                                                                         Page
                                                                         ----


Prospectus Summary .....................................................   2
Fee Table ..............................................................   7
Financial Highlights ...................................................   8
The Fund ...............................................................  10
Use of Proceeds ........................................................  10
Market and Net Asset Value Information .................................  10
The Offer ..............................................................  11
Risk Factors and Special Considerations ................................  18
Portfolio Composition ..................................................  22
Investment Objective and Policies ......................................  22
The Japanese OTCMarket .................................................  24
Japanese Foreign Exchange and
    Foreign Trade Law ..................................................  35
Investment Restrictions ................................................  36
Dividends and Distributions ............................................  37
Taxes ..................................................................  37
Directors and Officers .................................................  40
Management and Investment
   Advisory Arrangements ...............................................  41
Portfolio Transactions .................................................  42
Dividend Reinvestment Plan .............................................  44
Net Asset Value ........................................................  45
Capital Stock ..........................................................  46
Custodian, Tranfer Agent, Dividend Disbursing
   Agent and Registrar .................................................  48
Legal Opinions .........................................................  48
Experts ................................................................  48
Available Information ..................................................  49
Financial Statements ...................................................  F-1
Appendix A-
Hedging Foreign Currency Risks .........................................  A-1


================================================================================

                                     PART C

                                OTHER INFORMATION


Item 24. Financial Statements and Exhibits.

(1)         Financial Statements:
            Independent Auditors' Report
            Schedule of Investments as of February 28, 1999
            Statement of Assets and Liabilities as of February 28, 1999 Statement of Operations for the year ended February 28, 1999 Statement of Changes in Net Assets, for the years ended February 28,
              1999 and 1998
            Notes to Financial Statements
            Financial Highlights for the years ended February 28, 1999, 1998,
              1997, Febraury 29, 1996, and February 28, 1995

            Schedule of Investments as of August 31, 1999 (unaudited)
            Statement of Assets and Liabilities as of August 31, 1999
              (unaudited)
            Statement of Operations for the six months ended August 31, 1999
              (unaudited)
            Statement of Changes in Net Assets for the six months ended August
              31, 1999 (unaudited) and the year ended February 28, 1999
            Notes to Financial Statements (unaudited)
            Financial Highlights for the six months ended August 31, 1999
              (unaudited) and for the years ended February 28, 1999, 1998, 1997, Febraury 29, 1996, and February 28, 1995

(2)         Exhibits:

(a)         --Articles of Incorporation of the Fund*
(b)         --By-Laws of the Fund*
(c)         --Not applicable
(d)(1)      --Portions of the Articles of Incorporation and By-Laws of the Fund
              defining the rights of holders of shares of Common Stock of the Fund (a)*
(d)(2)      --Form of specimen certificate for shares of Common Stock of the
              Fund*
(d)(3)      --Form of Exercise Form.
(d)(4)      --Form of Notice of Guaranteed Delivery.
(d)(5)      --Form of Subscription Rights Agency Agreement.
(e)         --Form of Dividend Reinvestment Plan*
(f)         --Not applicable
(g)(1)      --Form of Management Agreement between the Fund and Nomura Asset
              Management U.S.A. Inc.*
(g)(2)      --Form of Investment Advisory Agreement between the Fund and Nomura
              Asset Management Co., Ltd.*
(h)         --Form of Dealer Manager Agreement between the Fund and PaineWebber
              Incorporated
(i)         --Not applicable
(j)         --Custodian Contract between the Fund and State Street Bank and
              Trust Company*
(k)         --Registrar, Transfer Agency and Service Agreement between the Fund and State Street Bank and Trust Company*
(l)         --Opinion and consent of Brown & Wood LLP, counsel to the Fund
(m)         --Not applicable
(n)(1)      --Consent of PricewaterhouseCoopers LLP, independent auditors for the Fund
(n)(2)      --Consent of Hamada & Matsumoto
(o)         --Not applicable
(p)         --Not applicable
(q)         --Not applicable
(r)(1)      --Financial Data Schedule for the year ended February 28, 1999.*
(r)(2)      --Financial Data Schedule for the six months ended August 31, 1999.

------------
(a) Reference is made to Article V, Article VI (Sections 3 and 6), Article VII, Article VIII, Article X, Article XII, Article XIII, Article XIV and
      Article XV of the Fund's Articles of Incorporation, previously filed as Exhibit (a) to this Registration Statement; and Article II, Article III (sections 1, 3 and 5), Article VI, Article VII, Article XII, Article XIII and Article IV of the Registrant's By-Laws, previously filed as Exhibit
      (b) to this Registration Statement.
*     Previously Filed as an exhibit to the Registration Statement.

Item 25. Marketing Arrangements.

      See Dealer Manager Agreement filed as Exhibit (h).

Item 26. Other Expenses of Issuance and Distribution.

      The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees .............................................         $ 16,575
Stock Exchange listing fee ....................................           17,500
Printing ......................................................           40,000
Subscription Agent fees and expenses ..........................           35,000
Information Agent fees and expenses ...........................           11,000
Dealer Manager fees and expense reimbursement .................          100,000
Legal fees and expenses .......................................          175,000
Accounting fees and expenses ..................................           35,000
NASD fees .....................................................            7,500
Miscellaneous .................................................           62,425
                                                                        --------
      Total ...................................................         $500,000
                                                                        ========

Item 27. Persons Controlled by or Under Common Control with Registrant.

      None.

Item 28. Number of Holders of Securities as of August 31, 1999:

      Title of Class                                    Number of Record Holders
      --------------                                    ------------------------
      Common Stock ($0.10 par value per share) ......              305

Item 29. Indemnification.

      Reference is made to Article VI of the Fund's Articles of Incorporation,
Article VI of Fund's By-Laws, Section 2-418 of the Maryland General Corporation Law, the Management Agreement filed as Exhibit (g)(1), the Investment Advisory Agreement filed as Exhibit (g)(2) and the Dealer Manager Agreement filed as Exhibit (h).

      Article VI of the By-Laws provides that each officer and director of the Fund shall be indemnified by the Fund to the full extent permitted under the General Laws of the State of Maryland, subject to the provisions of the Investment Company Act of 1940 (the "1940 Act"). The Fund has been advised that such indemnity shall not protect any such person against any liability to the Fund or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Absent a court determination that an officer or director seeking indemnification was not liable on the merits or guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, the decision by the Fund to indemnify such person must be based upon the reasonable determination of independent counsel of non-party independent directors, after review of the facts, that such officer or director is not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

      Insofar as the conditional advancing of indemnification moneys for actions based upon the 1940 Act may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Fund by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Fund without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Fund's disinterested, non-party Directors, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

      The Fund may purchase insurance on behalf of an officer or director protecting such person, to the full extent permitted under the General Laws of the State of Maryland, from liability arising from his activities as officer or director of the Fund. The Fund, however, may not purchase insurance on behalf of any officer or director of the Fund that protects or purports to protect such person from liability to the Fund or to its shareholders to which such officer or director would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

      Reference is made to Section 7 of the Dealer Manager Agreement filed as Exhibit (h) to this Registration Statement, to Article V of the Management Agreement filed as Exhibit (g)(1) herewith relating to limitation of liability of the Manager, and to Article IV of the Investment Advisory Agreement filed as Exhibit (g)(2) herewith for provisions relating to limitation of liability of the Investment Adviser.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "1933 Act") may be permitted to directors, officers and controlling persons of the Fund and the principal underwriter pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer, or controlling person of the Fund and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person or the principal underwriter in connection with the shares being registered, the Fund will, unless in the opinion of its counsel the matter has been settled by the controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 30. Business and Other Connections of the Investment Advisor.

      Pursuant to the management and advisory arrangements described in the Prospectus constituting Part A of this Registration Statement, the Fund's Manager, Nomura Asset Management U.S.A. Inc. is responsible for providing the Fund with advisory services. The Manager has entered into an Investment Advisory Agreement with Nomura Asset Management Co., Ltd. (the "Investment Advisor").

      (a) The Manager provides investment advisory services to United States and foreign clients. The Manager also acts as an investment advisor to Jakarta Growth Fund, Inc. and Korea Equity Fund, Inc., (registered closed-end investment companies) and Nomura Pacific Basin Fund, Inc., (a registered open-end investment company). The principal address of the Manager is 180 Maiden Lane, New York, New York 10038-4936.

      Set forth below is a list of each executive officer and director of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since August 31, 1997 for his own account or in the capacity of director, officer, partner or trustee.

                                               Position with                   Other Substantial Business, Profession,
               Name                              Management                              Vocation or Employment
               ----                              ----------                              ----------------------
      Nobuo Katayama.................      President and Director          Marketing Officer of the Investment Advisor from
                                                                           1997 to 1999.

      John F. Wallace................      Senior Vice President,          None.
                                           Treasurer, Secretary and
                                           Director

      Keisuke Haruguchi .............      Senior Vice President           Senior Manager of Investment Advisor from 1997 t
                                           and Director                    1998.

      Marti G. Subrahmanyam..........      Director                        Professor, Stern School of Business, New York
                                                                           University since 1974.

      Brian X. Fitzgibbon............      Senior Vice President           None.


      Milton J. Ezrati...............      Senior Vice President           None.

      John J. Boretti................      Senior Vice President           None.

      Michael A. Morrongiello........      Senior Vice President           Vice President of Bankers Trust Company from
                                                                           1988 to 1998.

      (b) The Investment Advisor provides investment advisory services to Japanese and international clients. The Investment Advisor is an investment advisor to Jakarta Growth Fund, Inc. and Korea Equity Fund, Inc. (registered closed-end investment companies) and Nomura Pacific Basin Fund, Inc. (a registered open-end investment company). The principal address of NAM is 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

      Set forth below is a list of the principal officers and directors of the Investment Advisor indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since August 31, 1997 for his own account or in the capacity of director, officer, partner or trustee.

                                           Position with                         Other Substantial Business, Profession,
             Name                            Management                                   Vocation or Employment
             ----                            ----------                                   ----------------------

Hitoshi Tonomura....................  Chairman                         President of the Investment Advisor from 1997 to 1999.

Akira Kiyokawa......................  President                        President of The Nomura Trust and Banking Co. Ltd. from 1993 to 1999.

Atsushi Kinebuchi...................  Executive Managing Director      None.

Takanori Tanabe.....................  Executive Managing Director      None

Hisaaki Hino........................  Executive Managing Director      Director of Morgan Trust Bank from 1993 to 1998.

Kenjiro Hayashi.....................  Director                         Executive Vice President of Nomura Research Institute since
                                                                         1992.

Haruo Miyako........................  Senior Executive Officer         Managing Director of the Investment Advisor from 1996 to
                                                                         1998.

Yasuo Takebayashi...................  Senior Executive Officer         Managing Director of the Investment Advisor from 1996 to
                                                                         1998.

Takanori Shimizu....................  Senior Executive Officer         Managing Director of the Investment Advisor from 1997 to
                                                                         1998.

Akio Nakaniwa.......................  Senior Executive Officer         Director of Nomura Securities from 1994 to 1998.

Hiroshi Tsujimura...................  Executive Officer                Director of Nomura Securities from 1997 to 1998.

Yukio Suzuki........................  Executive Officer                Director of Nomura Securities from 1997 to 1999.

Mitsunori Minamio...................  Executive Officer                Director of the Investment Advisor from 1996 to 1998.

Yasunobu Watase.....................  Executive Officer                Director of Nomura Securities from 1997 to 1999.

Naotake Hirasawa....................  Executive Officer                Director of the Investment Advisor from 1997 to 1998.

Takashi Harino......................  Executive Officer                Director  of the Investment Advisor from 1997 to 1998,

                                                                       Director of Nomura Asset Management (U.S.A.) Inc. from 1996 to 1997.

Takahide Mizuno.....................  Executive Officer                Director of the Investment Advisor from 1997 to 1998, Chief
                                                                         Investment Officer of the Investment Advisor in 1997.

Yuji Mayaji.........................  Executive Officer                Investment Officer of the Investment Advisor  in  1998,
                                                                       Director of Research of The Sumitomo Trust and Banking Co.,
                                                                       Ltd. from 1995 to 1998.

Takahisa Matsuura...................  Executive Officer                Senior  Investment Officer of the Investment Advisor from
                                                                       1998 to 1999 and General Manager of Nomura Securities from
                                                                       1996 to 1998.

Masato Tanaka......................  Executive Officer                 General Manager of Nomura Securities from 1996 to 1999.

Item 31. Location of Account and Records.

      All accounts, books and other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the offices of the Fund (180 Maiden Lane, New York, New York 10038-4936), and State Street Bank and Trust Company, P.O. Box 8209, Boston, Massachusetts 02266-8209, its custodian and transfer agent.

Item 32. Management Services.

      Not applicable.

Item 33. Undertakings.

      (1) The Registrant undertakes to suspend offering of its shares until it amends its prospectus if (a) subsequent to the effective date of its Registration Statement, the NAV of its shares declines more than 10 percent from its NAV as of the effective date of the Registration Statement or (b) the NAV increases to an amount greater than its net proceeds as stated in the prospectus.

      (2) Not applicable.

      (3) Not applicable.

      (4) Not applicable.

      (5) a) The Registrant hereby undertakes that for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

      (b) The Registrant hereby undertakes that for the purposes of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (6) Not applicable.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, and State of New York, on the 21st day of October, 1999.

                                             JAPAN OTC EQUITY FUND, INC.
                                             (Registrant)


                                             By:  /s/ JOHN F. WALLACE
                                                --------------------------------
                                             (John F. Wallace, Attorney-in-Fact)

      Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to its Registration Statement has been signed below by the following person in the capacities and on the date indicated.

          Signatures                                     Title                        Date
          ----------                                     -----                        ----

      /S/ NOBUO KATAYAMA*                       Director and President
-------------------------------------        (Principal Executive Officer)
       (Nobuo Katayama)

      /S/ JOHN F. WALLACE                              Director
-------------------------------------           (Principal Financial and
       (John F. Wallace)                           Accounting Officer)          October 21, 1999

  /S/ WILLIAM G. BARKER, JR.*
-------------------------------------
   (William G. Barker, Jr.)                            Director

   /S/ GEORGE H. CHITTENDEN*
-------------------------------------
    (George H. Chittenden)                             Director

       /S/ CHOR WENG TAN
-------------------------------------
        (Chor Weng Tan)                                Director                 October 21, 1999

     /S/ ARTHUR R. TAYLOR
-------------------------------------
      (Arthur R. Taylor)                               Director                 October 21, 1999

   *By: /S/ JOHN F. WALLACE
-------------------------------------
(John F. Wallace, Attorney-in-Fact)                                             October 21, 1999

                                  EXHIBIT INDEX

(d)(3)      --Form of Exercise Form.
(d)(4)      --Form of Notice of Guaranteed Delivery.

(d)(5)      --Form of Subscription Rights Agency Agreement.
(h)         --Form of Dealer Manager Agreement between the Fund and PaineWebber
              Incorporated

(1)         --Opinion and consent of Brown & Wood LLP, counsel to the Fund

(n)(1)      --Consent of PricewaterhouseCoopers LLP, independent auditors for the Fund

(n)(2)      --Consent of Hamada & Matsumoto

(r)(2)      --Financial Data Schedule for the six months ended August 31, 1999.